As filed with the Securities and Exchange Commission on August 15, 2013

Securities Act File No. 333- 189634

Investment Company Act File No. 811-22857

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 1

Grosvenor Registered Multi-Strategy Fund (W), LLC

(Exact name of Registrant as specified in charter)

900 North Michigan Avenue, Suite 1100

Chicago, Illinois 60611

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (312) 506-6500

Scott J. Lederman Grosvenor Registered Multi-Strategy Funds 900 North Michigan Avenue Suite 1100 Chicago, Illinois 60611	George J. Zornada, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street Boston, Massachusetts 02111-2950

(Name and address of agent for service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box:   ☒

It is proposed that this filing will become effective when declared effective pursuant to Section 8(c) of the Securities Act of 1933.

Calculation of Registration Fee under the Securities Act of 1933

TITLE OF SECURITIES BEING REGISTERED	AMOUNT BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE	AMOUNT OF REGISTRATION FEE(1)
Shares of beneficial interest	200,000	$1,000.00	$200,000,000	$27,280

(1)	Fees have been previously paid in conjunction with the filing on June 27, 2013.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

Grosvenor Registered Multi-Strategy Master Fund, LLC as the Master Fund in which the Registrant invests substantially all of its assets, has also executed this Registration Statement.

Preliminary Prospectus                                         Subject to Completion                                         Dated August 8, 2013

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC

PROSPECTUS

[            ,] 2013

Shares of Beneficial Interest

	The Fund’s Price to Public (1)	Sales Load	Proceeds to the Fund (2)(3)
Per Share	At Current NAV	None	Amount Invested at Current NAV
Total	$200,000,000	N/A	$200,000,000

(1)

Shares are offered monthly at net asset value (“NAV”), which will vary. Generally, the minimum initial investment in Shares by an investor is $50,000 and subsequent investments must be at least $10,000. These minimums may be reduced for certain investors.

(2)	Assumes sale at the NAV of all Shares currently registered.
(3)	See “The Distributor” regarding distribution-related compensation.

Grosvenor Registered Multi-Strategy Fund (W), LLC (the “Fund”) is a fund that invests in a “fund of hedge funds” that enables qualified investors, through one investment, to participate in a portfolio of private investment funds managed by a professionally selected group of managers. An investment in the Fund is speculative and involves substantial risks. (See “Types of Investments and Related Risk Factors.”) In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved. It is possible that a holder of the Fund’s shares (a “Member”) may lose some or all of his, her or its investment and that the Fund may not achieve its investment objective. Shares of limited liability company interests (“Shares”) in the Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any other Federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Prospectus or the merits of an investment in the Shares offered hereby. Any representation to the contrary is a criminal offense.

Grosvenor Securities LLC (“Distributor”) serves as the distributor of Shares on a best efforts basis, subject to various conditions. Shares may be purchased through the Distributor or brokers or dealers (“Selling Agents”) that have entered into selling agreements with the Distributor. Neither the Distributor nor any other broker or dealer is obligated to buy Shares. Grosvenor Capital Management, L.P. (the “Adviser” or “Grosvenor”) (or its affiliates) may pay from their own resources additional compensation, either at the time of sale or on an ongoing basis, to the Selling Agents in connection with sales of Shares or servicing of investors. These arrangements may result in receipt by the Selling Agents and their personnel (who themselves may receive all or a substantial part of the relevant payments) of compensation in excess of that which otherwise would have been paid in connection with their selling of shares of a different investment fund. A prospective investor with questions regarding these arrangements may obtain additional detail by contacting his, her or its intermediary directly. Prospective investors also should be aware that these payments could create incentives on the part of an intermediary to view the Fund more favorably relative to investment funds not making payments of this nature or making smaller such payments.

This Prospectus provides the information that a prospective investor should know about the Fund before investing. You are advised to read this Prospectus carefully and retain it for future reference. This Prospectus contains all information that would be required in the Fund’s statement of additional information, and therefore, no separate statement of additional information is available. The Fund’s annual and semi-annual reports will be available upon request and without charge by visiting the SEC’s website (http://www.sec.gov) or by writing to the Fund at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611 or by calling the Fund at (866) 211-4521. Investors may also make written or telephonic inquiries or request other information about the Fund at this address and telephone number.

For a discussion of certain risk factors and special considerations with respect to owning the Shares, see the “Types of Investments and Related Risk Factors,” and “Additional Risk Factors” sections of this Prospectus.

The Shares are subject to substantial restrictions on transferability and resale, and may not be transferred or resold except as permitted under the Fund’s organizational instrument, the Securities Act of 1933, as amended (the “1933 Act”), and applicable state securities laws, pursuant to registration or exemption from these provisions. To provide a limited degree of liquidity to Members, the Fund may from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts, and on such terms as may be determined by the Fund’s board of directors (the “Board of Directors”), in its sole discretion. However, Members do not have the right to require the Fund to redeem any or all of their Shares.

TO ALL INVESTORS

Shares are not insured by the Federal Deposit Insurance Corporation or any other governmental agency. Shares are not deposits or other obligations of, and are not guaranteed by any bank. Shares are subject to investment risks, including the possible loss of the full amount invested.

This Prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Shares in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Prospectus. Prospective investors should not rely on any information not contained in this Prospectus or the exhibits hereto.

Prospective investors should not construe the contents of this Prospectus as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such investor.

Shares have only limited liquidity and are subject to substantial restrictions on transferability and resale. They may not be transferred or resold except as permitted under the limited liability company agreement of the Fund, the 1933 Act and applicable state securities laws, pursuant to registration or exemption there from. Investors may be required to bear the financial risks of this investment indefinitely.

*        *        *

SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this joint prospectus and statement of additional information (the “Prospectus”) and by the terms and conditions of the Limited Liability Company Agreement of Grosvenor Registered Multi-Strategy Fund (W), LLC (the “Fund Agreement”). You should read the Prospectus before investing and retain it for future reference.

The Fund

Grosvenor Registered Multi-Strategy Fund (W), LLC (the “Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified, management investment company.

Investors who purchase shares of limited liability company interests in the Fund (“Shares”) in the offering, and other persons who acquire Shares, will become members of the Fund (“Members”).

The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Like a private investment fund, the Shares will be sold only to qualified investors, and are subject to substantial restrictions on transfer. (See “Summary of Terms — Investor Eligibility.”) Unlike a private investment fund but like other registered investment companies, however, the Fund (i) has registered under the 1940 Act to be able to offer Shares without limiting the number of investors that can participate in its investment program; and (ii) has registered the Shares under the 1933 Act for public offer.

Investment Program

The Fund’s primary investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. In pursuing its investment objectives, the Fund invests substantially all of its assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”), a Delaware limited liability company, which, like the Fund, is registered under the 1940 Act. The Master Fund has the same investment objectives and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a “master/feeder fund” arrangement.

Grosvenor Capital Management, L.P. (the “Adviser” or “Grosvenor”) serves as investment adviser of the Master Fund and as the management services provider of the Fund. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). The Master Fund seeks diversification by investing in Investment Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. These Investment Funds are managed by selected Investment Managers who specialize in the chosen strategies. The Master Fund generally invests in between 25 and 50 Investment Funds.

The Master Fund allocates its assets among registered and unregistered Investment Managers that utilize a variety of investment strategies, with the objective of significantly lowering the risk (volatility) from that which would be associated with investing with any single Investment Manager.

It is expected that the Investment Funds in which the Master Fund invests will not be registered under the 1940 Act and as such will not provide the same types of protections afforded by the 1940 Act, including the limitations on leverage and borrowing, independent board oversight and the limitations on affiliated transactions.

SUMMARY OF TERMS

Investment Manager Selection Process. Grosvenor evaluates and monitors each Investment Manager to determine whether its investment program is consistent with the Master Fund’s investment objectives and whether its investment performance is satisfactory in the context of its chosen investment strategy. The Master Fund’s assets may be reallocated among Investment Managers, existing Investment Managers may be terminated and additional Investment Managers selected. (See “Summary of Terms — Management.”)

The Master Fund limits its investment position in any one Investment Fund to less than 5% of the Investment Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (the “SEC”) (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital from an Investment Fund in which it holds 5% or more of the outstanding voting securities will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to, for example, facilitate investments in smaller Investment Funds deemed attractive by Grosvenor, the Master Fund may purchase non-voting securities of, or irrevocably waive its right to vote some or all of its interests in, Investment Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Investment Fund, such that the Master Fund’s investments (aggregated with the investments of other affiliates of the Adviser) in an Investment Fund will not equal or exceed 25% of the Investment Fund’s assets, or such other percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions may be changed by the board of directors of the Master Fund (the “Master Fund Board”) (comprised of the same members serving as the board of directors of the Fund (“Board of Directors”)), subject to limitations of applicable laws, rules or interpretations thereof.

Investment Fund Investment Practices. Unregistered private investment funds typically provide greater flexibility than traditional investment funds (e.g., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. The Investment Managers utilized by the Master Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies.

The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions, subject to certain limitations described elsewhere in this Prospectus. The use of these techniques may be an integral part of an Investment Manager’s investment program, and involve certain risks. The Investment Managers may use leverage, which also entails risk. (See “Types of Investments and Related Risk Factors.”) The Investment Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

While it is in the current master/feeder structure, with respect to its own investment restrictions, the Fund will “look through” to the Master Fund’s investments.

SUMMARY OF TERMS

An investment in the Fund involves substantial risks and no assurance can be given that the Fund will achieve its investment objectives.

Potential Benefits of Investing in the Fund

By investing in the Fund, Members gain access to Investment Managers whose services are not typically available to the general investing public, whose Investment Funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. The Fund provides Members the opportunity to participate in the investment programs of a professionally selected cross-section of Investment Managers without being subject to the high minimum investment requirements those Investment Managers typically would impose on investors.

In addition to the potential benefits associated with the Investment Managers’ individual investment strategies, the Fund offers the potential benefit of asset allocation among a carefully selected group of Investment Managers, which may reduce the volatility inherent in a direct investment with any single Investment Manager.

The potential benefits of investing in the Fund must be weighed against the risks involved. (See “Types of Investments and Related Risk Factors” and “Additional Risk Factors.”)

Borrowings

The Fund and the Master Fund may borrow money for certain purposes, such as making payments to Investment Funds in accordance with the Master Fund’s investment commitments and paying fees and expenses of the Fund and the Master Fund, subject to any limitations imposed by applicable law. The Fund and the Master Fund may borrow money from time to time on a short-term basis for liquidity purposes. All interest and other fees charged under any line of credit will be paid by the Fund or the Master Fund, as applicable. If the cash flows of the Master Fund are insufficient to meet required payments on a line of credit, the Master Fund could be forced to liquidate investments in Investment Funds at times or in amounts that are not advantageous to the Master Fund.

Risk Factors

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s performance depends upon the performance of the Master Fund, which, in turn, will depend on the performance of the Investment Funds in which the Master Fund invests, and Grosvenor’s ability to select, allocate and reallocate effectively the Master Fund’s assets among them. The value of an investment in the Fund will fluctuate with changes in the values of the Master Fund’s investments. (See “Types of Investments and Related Risk Factors.”)

An investment in the Fund involves the following general risks:

•        Economic and market conditions and factors may materially adversely affect the value of the Master Fund’s investments.

•        The possible failure of the investment strategies, techniques and practices employed by one or more Investment Managers.

•        Members will bear certain expenses of the Fund, in addition to fees and expenses associated with the Fund’s investment in the Master Fund. The Master Fund also may invest in Investment Funds that invest in other investment vehicles thereby subjecting the Fund, and, indirectly, Members, to an additional level of fees, which could be substantial.

•        Investing in the Fund can result in loss of invested capital. Use of leverage, short sales and derivative transactions by Investment Managers, among other things, can result in significant losses to the Master Fund, and, indirectly, to the Fund.

SUMMARY OF TERMS

•        The Master Fund invests in Investment Funds that may not have diversified investment portfolios, thereby increasing investment risk.

•        There are special tax risks associated with an investment in the Fund. (See “Tax Aspects.”)

•        Shares are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. (See “Additional Risk Factors,” “Redemptions, Repurchases of Shares and Transfers” and “Tax Aspects.”) Liquidity will be provided to Members only through repurchase offers made from time to time by the Fund. There is no assurance that a Member tendering Shares for repurchase in connection with a repurchase offer made by the Fund will have those Shares repurchased in that repurchase offer.

•        An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than the minimum investment of the Fund, could invest directly in Investment Funds or with Investment Managers. By investing in Investment Funds indirectly through the Fund, a Member bears a pro rata portion of the asset-based fee and other expenses of the Fund and a pro rata portion of the asset-based fee and other expenses of the Master Fund and also indirectly bears a pro rata portion of the asset-based fees, performance-based compensation and other expenses borne by the Master Fund as an investor in Investment Funds.

•        The fees and other expenses borne directly and indirectly by the Fund, including those of the Master Fund and the fees, expenses and performance-based fees or allocations that are borne by the Master Fund as an investor in Investment Funds may be higher than those of most other registered investment companies.

Investing in Investment Funds involves special risks, including the following:

•        Investment Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Master Fund, as an investor in Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

•        An Investment Fund may, in some cases, concentrate its investments in a single industry, group of related industries, asset class or strategy. This increases the sensitivity of such Investment Fund’s investment returns to economic factors affecting that industry, group of industries, asset class or strategy. However, the Master Fund will adhere to its own investment restrictions with respect to concentration when investing in Investment Funds.

•        Grosvenor’s inability to gauge (due to limited position-level transparency) on a “real time” basis the specific strategy-related and/or position-level risks associated with positions held by the Investment Funds in which the Master Fund invests.

•        Grosvenor receives detailed information from each Investment Manager regarding its investment performance and investment strategy. Grosvenor may have little or no means of independently verifying information

SUMMARY OF TERMS

          provided by Investment Managers and thus, may not be able to ascertain whether Investment Managers are adhering to their disclosed investment strategies and their investment and risk management policies. An Investment Manager may use proprietary investment strategies that are not fully disclosed to Grosvenor, which may involve risks that are not anticipated by Grosvenor.

•        The Master Fund relies primarily on information provided by Investment Managers and/or their independent administrator in valuing its investments in Investment Funds. There is a risk that inaccurate valuations provided by Investment Managers and/or their independent administrator could indirectly adversely affect the value of Shares and the amounts Members receive upon the repurchase of Shares. Because Investment Funds generally provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Investment Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Investment Managers and/or their independent administrator.

•        Investment Managers typically charge asset-based management fees, and typically also are entitled to receive performance-based compensation. The Master Fund, as an investor in Investment Funds, will be subject to these fees and allocations, which will reduce the investment returns of the Master Fund and, in turn, the Fund. These fees and allocations are in addition to the Management Fee (as defined below) the Fund pays to the Adviser and the Advisory Fee (as defined below) the Master Fund pays to the Adviser.

•        The performance-based compensation to Investment Managers may create an incentive for Investment Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based compensation. In addition, because performance-based compensation is generally calculated on a basis that includes unrealized appreciation of an Investment Fund’s assets, the allocation may be greater than if it were based solely on realized gains.

•        Each Investment Manager will receive any performance-based compensation to which it is entitled, irrespective of the performance of the other Investment Managers and the Master Fund generally. Accordingly, an Investment Manager with positive performance may receive performance-based compensation from the Master Fund, and thus indirectly from the investors in the Fund, even if the Master Fund’s overall returns are negative.

•        Investment decisions for the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

•        The Master Fund expects it may purchase non-voting securities of an Investment Fund or waive some or all of its right to vote its securities with respect to Investment Funds. Consequently, in that situation, it may not be able to vote (or would have its vote limited) on matters that require the approval of the investors in the Investment Fund, including matters that could adversely affect the Master Fund’s investment in the Investment Fund.

SUMMARY OF TERMS

•        The Master Fund may make additional investments in or effect withdrawals from Investment Funds only at certain specified times. The Master Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Master Fund’s, and, in turn, the Fund’s investment return.

•        Investment Funds may be permitted to distribute securities “in-kind” to investors making withdrawals of capital. Upon the Master Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Master Fund’s portfolio or distribute it to investors in the Master Fund. In the event the Fund were to receive such securities from the Master Fund, it would be required to dispose of such securities either through liquidation or by distributing such securities to Members in connection with a repurchase by the Fund of all or a portion of Shares of Members.

•        Delays in Investment Manager reporting may delay reports to Members.

Investing in a master/feeder fund arrangement involves certain risks, including the following:

•        The Fund pursues its investment objectives by investing in the Master Fund. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may only do so through periodic repurchases by the Master Fund of the Fund’s interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Shares. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any “in-kind” distributions.

•        A change in the investment objectives, policies or restrictions of the Master Fund may cause the Fund to seek to have repurchased its interests in the Master Fund. Alternatively, the Fund could seek to change its investment objectives, policies or restrictions to conform to those of the Master Fund. The investment objectives and policies of the Master Fund are not fundamental and may be changed without the approval of investors in the Master Fund (including the Fund). Investors in the Master Fund and in the Fund will be notified if the Master Fund or the Fund changes its investment objectives.

•        Interests in the Master Fund also may be held by investors other than the Fund. These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act (including, without limitation, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC and Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, each, a parallel entity that invests directly in the Master Fund), and other types of pooled investment vehicles. When investors in the Master Fund vote on matters affecting the Master Fund, the Fund could be outvoted by other investors. The Fund also may be adversely affected otherwise by other investors in the Master Fund.

•        Other investors in the Master Fund may offer shares (or interests) to their respective investors, if any, that have costs and expenses that differ from those of the Fund. Thus, the investment returns for investors in other funds that invest in the Master Fund may differ from the investment return of investors in the Fund.

SUMMARY OF TERMS

In view of the risks of investing in Investment Funds and other risks noted above, as well as the risks described in “Types of Investments and Related Risk Factors” and “Additional Risk Factors” that are not summarized above, there can be no assurance that the Fund will achieve its investment objectives. Thus, an investment in the Fund should be considered a speculative investment and investors should invest in the Fund only if they can sustain a complete loss of their investment. The potential benefits of investing in the Fund must be weighed against the risks involved.

No guarantee or representation is made that the investment program of the Fund or any Investment Manager will be successful, that the various Investment Managers selected will produce positive returns or that the Fund will achieve its investment objectives.

Management

The Board of Directors has oversight responsibility over the management and operations of the Fund. Any vacancy on the Board of Directors may be filled by the remaining directors, except to the extent the 1940 Act requires the election of directors by Members. A majority of the directors are persons who are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser (the “Independent Directors”). (See “Board of Directors” and “Voting.”)

As noted previously, the Master Fund also has a board of directors that is comprised of the same persons who comprise the Board of Directors of the Fund. The Master Fund’s board of directors has oversight responsibility over the management and operations of the Master Fund.

The Adviser

Grosvenor Capital Management, L.P. serves as the management services provider of the Fund and the investment adviser of the Master Fund and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Grosvenor’s sole general partner is GCM, L.L.C., a Delaware limited liability company. Grosvenor Holdings, L.L.C., an Illinois limited liability company (“Grosvenor Holdings”), is the sole member and manager of GCM, L.L.C. and, in that capacity, is responsible for the management of the day-to-day business and affairs of GCM, L.L.C. GCM, L.L.C., in turn, in its capacity as general partner of Grosvenor, is responsible for the management of the day-to-day business and affairs of Grosvenor. Grosvenor Capital Management Holdings, LLLP, an Illinois limited liability limited partnership (“GCMHLLLP”), is Grosvenor’s sole limited partner. GCMH GP, LLC (“GCMHGP”), a Delaware limited liability company, is the sole general partner of GCMHLLLP, and Grosvenor Holdings is the sole member and manager of GCMHGP. The limited partners of GCMHLLLP are Grosvenor Holdings, which owns the majority of the limited partnership interests in GCMHLLLP, and three entities under the management of Hellman & Friedman LLC, a private equity investment firm (the “H&F Partners”). The H&F Partners are passive investors in Grosvenor through GCMHLLLP and do not play a role in the day-to-day management of Grosvenor.

The principal office of the Adviser is located at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611, and its telephone number is (312) 506-6500.

Since 1971, Grosvenor and its predecessors have specialized in creating and managing multi-manager investment portfolios utilizing non-traditional or “alternative” investment strategies. A pioneer of the fund of hedge funds investment approach, Grosvenor is one of the largest and most established firms in its industry, with approximately $23.0 billion in total assets under management and 265 employees, including 50 investment professionals, as of April 30, 2013.

SUMMARY OF TERMS

Pursuant to the investment advisory agreement between the Master Fund and the Adviser (the “Advisory Agreement”), the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund. In consideration for the services provided under the Advisory Agreement, the Master Fund pays the Adviser a monthly fee of 0.0833% (1.00% on an annualized basis) of the net assets of the Master Fund determined as of the last business day of the month (prior to any withdrawal or distribution of capital during the month) (the “Advisory Fee”). The Advisory Fee is payable monthly in arrears on or before the thirtieth day of the following month.

The Adviser provides various management and administrative services to the Fund pursuant to a management agreement with the Fund (the “Management Agreement”). These services include: providing office space and other support services to the Fund; maintaining and preserving certain records of the Fund; preparing and filing various materials with state and federal regulators; oversight of tax preparation information; supervising services provided by the Fund’s administrator, transfer agent and custodian; reviewing and arranging for payment of the Fund’s expenses; reviewing investor application documents submitted by prospective investors; preparing communications and quarterly reports to Members; coordinating the preparation of materials relating to meetings of the Board of Directors and meetings of Members; and investment of the cash reserves of the Fund. In consideration for these services provided under the Management Agreement, the Fund pays the Adviser a fee, which is calculated and paid monthly at the annual rate of 0.10% of the net assets of the Fund determined as of the last business day of the previous month prior to any withdrawals or distributions during the month (the “Management Fee”). The Management Fee is payable monthly in arrears on or before the thirtieth day of the following month.

Administrator

The Fund has retained BNY Mellon Investment Servicing (U.S.) Inc. (the “Administrator”) to provide accounting and certain administrative and investor services to the Fund, including fund accounting, investor accounting, and taxation services. In consideration of these services, the Fund pays a monthly fee to the Administrator. Similar services are provided by the Administrator to the Master Fund. The Administrator’s principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Fees and Expenses

The Adviser generally bears all of its own expenses incurred in providing services to the Master Fund and the Fund, except that the Master Fund reimburses the Adviser up to $25,000 per year for certain out-of-pocket costs and expenses incurred in connection with the operation of the Master Fund. The Master Fund is not directly obligated to pay any of the Adviser’s allocable overhead.

The Fund bears its own expenses, and, indirectly through its investment in the Master Fund, a pro rata portion of the Master Fund’s fees and expenses not otherwise borne by the Adviser, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to the Investment Managers), all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Investment Funds, transfer taxes and premiums, taxes withheld on foreign dividends; any interest expense; fees and

SUMMARY OF TERMS

disbursements of any attorneys and accountants engaged on behalf of the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Advisory Fee and the Management Fee payable to the Adviser; fees and travel-related expenses of the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Directors.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees or pay or absorb expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund and any indemnification expenses of the Master Fund as described herein under “Investment Advisory Agreement and Management Agreement”, but excluding any fees, expenses and incentive allocations of the Investment Funds), to the extent necessary to limit the ordinary operating expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the Fund and the Master Fund) to 1.75% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect until March 31, 2015 and will terminate unless renewed by the Adviser. (See “Fees and Expenses.”)

Conflicts of Interest

The investment activities of the Adviser, the Investment Managers and their affiliates for their own accounts and other accounts they manage may give rise to conflicts of interest which may disadvantage the Fund. (See “Conflicts of Interest.”)

The Distributor

Grosvenor Securities LLC (the “Distributor”), which is an affiliate of the Adviser, presently acts as the distributor for the Fund and bears its own costs associated with its activities as Distributor. The Distributor is not compensated by the Fund for such services. The Distributor may retain unaffiliated broker-dealers to act as selling agents for the Fund and may compensate them for their services. The Fund does not bear any of the costs associated with these compensation arrangements.

The Adviser (or one of its affiliates) may pay from its own resources (which may include revenue from advisory and management services) additional compensation or commissions, either at the time of sale or on an ongoing basis, to intermediaries for sales of Fund Shares by such intermediaries and for ongoing investor servicing. (See “Purchasing Shares - The Distributor.”)

Purchasing Shares

Shares may be purchased at the Fund’s net asset value. The minimum initial investment in the Fund is $50,000 and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced by the Board of Directors.

SUMMARY OF TERMS

The Fund may accept initial and additional purchases of Shares as of the first day of each month. The Board of Directors has authorized the Adviser to offer Shares more or less frequently. All purchases are subject to the receipt of cleared funds prior to the applicable purchase date in the full amount of the purchase, although the Adviser may accept, in its sole discretion, a purchase prior to receipt of cleared funds. The investor must also submit a completed investor application document, in good order, before the applicable purchase date. The Board of Directors reserves the right to reject any purchase of Shares and may, in its sole discretion, suspend sales of Shares at any time.

Investor Eligibility

Each prospective investor is required to certify that the Shares purchased are being acquired directly or indirectly for the account of an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended. Shares are being offered only to investors that are “Eligible Investors.” Currently, Eligible Investors include investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program; (ii) who are clients of investment advisers or financial planners that participate in programs through which Shares of the Fund are offered; or (iii) who are other customers or clients of the Distributor, Selling Agents or their affiliates, as authorized by the Distributor. Members who purchase additional Shares are required to meet the foregoing eligibility criteria at the time of the additional purchase. The relevant investor qualifications are set forth in the investor application documents that must be completed by each prospective investor. Shares may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

Investor Suitability

An investment in the Fund involves substantial risks and is not necessarily suitable for all eligible investors. You may lose some or all of your investment in the Fund. Before making a decision to invest in the Fund, you should consider whether the investment is consistent with your investment goals and needs and your personal financial situation, considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

The Fund will not generate “unrelated business taxable income” (“UBTI”), for investors subject to the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or other tax-exempt investors unless such an investor incurs acquisition indebtedness in connection with its investment in the Fund.

Transfer Restrictions

Shares held by Members may be transferred only under certain limited circumstances, with the written consent of the Board of Directors or its delegate (which may be withheld in its sole discretion and is granted, if at all, only under extenuating circumstances). A Member who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. (See “Redemptions, Repurchases of Shares and Transfers — Transfers of Shares.”)

Redemptions and Repurchases of Shares by the Fund

The Fund will repurchase Shares at the net asset value determined as of the valuation date, which is generally expected to be the last day of each calendar quarter. It is expected that the Fund will determine the net asset value per Share as of the valuation date within thirty days after the valuation date.

Shares are not redeemable and a Member has no right to require the Fund to redeem its Shares. The Fund will from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchase offers will be made at

SUMMARY OF TERMS

such times and on such terms as may be determined by the Board of Directors, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that generally it will recommend to the Board of Directors that the Fund offer to repurchase Shares from Members four times each year, effective as of the last day of each calendar quarter. The Board of Directors will also consider the following factors, among others, in making this determination: (i) whether any Members have requested that the Fund repurchase their Shares; (ii) the liquidity of the Fund’s assets; (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Shares; and (vi) the economic condition of the securities markets. (See “Redemptions, Repurchases of Shares and Transfers — No Right of Redemption” and “— Repurchases of Shares.”)

If a repurchase offer is oversubscribed by Members who tender Shares for repurchase, the Fund will, unless the offer is increased, repurchase only a pro rata portion of the Shares tendered by each Member. In addition, a Member who tenders for repurchase only a portion of the Member’s Shares will be required to maintain an investment of at least $50,000 in Shares. The Fund maintains the right to reduce the number of Shares to be repurchased from a Member so that the required investment balance is maintained.

The Fund Agreement provides that the Board of Directors will call a meeting of Members for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period repurchase any of the Shares tendered in accordance with the procedures determined by the Board of Directors from time to time.

Taxation

The Fund has elected to be treated as a corporation for federal income tax purposes, and it further intends to elect to be treated as, and expects each year to qualify, as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). For each taxable year that the Fund so qualifies, the Fund will not be subject to federal income tax on that part of its taxable income that it distributes to Members. Taxable income consists generally of net investment income and net capital gains.

The Fund will distribute substantially all of its net investment income and net capital gains to Members. Distributions from net investment income and net short-term capital gain generally will be taxable as ordinary income to the Members, but long-term capital gain distributions paid by the Fund will be taxable to Members as long-term capital gain. Members not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund will inform Members of the amount and character of the distributions to Members. (See “Distribution Policy.”)

Subchapter M of the Code imposes strict requirements for the diversification of a RIC’s investments, the nature of a RIC’s income and the distribution and timely reporting of income and gains. In order to satisfy these requirements, the Master Fund primarily will invest its assets in a broad portfolio of private Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”), as well as in Investment Funds that are themselves RICs, and in direct investments that satisfy RIC diversification and income requirements. The Master Fund may also invest, indirectly through one or more subsidiaries of the Master Fund, in private Investment Funds treated as partnerships for U.S. tax purposes. (See “Taxes.”)

SUMMARY OF TERMS

Distributions and Dividend Reinvestment

Distributions will be paid at least annually on the Shares in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor requiring routine distributions of income.

Each Member will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Fund or to a Member’s broker or other intermediary (who should be directed to inform the Fund).

ERISA Plans	Entities subject to ERISA may purchase Shares provided they meet certain qualifications. (See “ERISA Considerations.”)

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Fund Agreement.

Reports to Members

The Fund furnishes to Members as soon as practicable after the end of each calendar year, information on Form 1099 as is required by law to assist the Members in preparing their tax returns. The Fund will send to Members unaudited semi-annual and audited annual reports no later than 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act or other applicable law. Members may also receive interim reporting regarding the Fund. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

The Fund’s semi-annual and annual reports will contain financial statements that provide important information regarding the operations of the Fund, its investments and its investment performance.

Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending March 31. The 12-month period ending October 31 of each year is the taxable year of the Fund.

Custodian	The Bank of New York Mellon serves as custodian for the assets of the Fund.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund.

*            *             *

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees of the Fund and the Master Fund that investors can expect to bear. Capitalized terms used in this Summary of Fund Expenses shall have the meanings set forth below.

Shareholder Transaction Expenses	None
Annual Expenses (as a percentage of net assets attributable to Shares)
Management Fee(1)	1.10%
Other Expenses(2)	0.65%
Acquired Fund Fees and Expenses(3)	3.55%

Total Annual Expenses(4)	5.30%

(1)

Includes the Advisory Fee of the Master Fund and the Management Fee of the Fund. The Advisory Fee is a monthly fee payable at the annual rate of 1.00% of the average net assets of the Master Fund. In accordance with the terms of a separate agreement between the Adviser and the Fund (the “Management Agreement”), a fee is calculated and paid monthly at an annual rate of 0.10% of the net assets of the Fund determined as of the last business day of the previous month prior to any withdrawal or distribution during the month (the “Management Fee”).

(2)

Based on estimated expenses for the fiscal year ending March 31, 2014. Includes the Fund’s direct expenses (other than the Management Fee) and the Fund’s share of the Master Fund’s operating expenses (other than the Advisory Fee).

(3)

The acquired fund fees and expenses (AFFE) are the expenses indirectly incurred by the Fund as a result of the Master Fund’s investments in the underlying Investment Funds. AFFE are based on historic earnings of the Investment Funds, which may (and which should be expected to) change substantially over time and, therefore, significantly affect the Acquired Fund Fees and Expenses line item. In addition, the Investment Funds held by the Fund will change, which further impacts the calculation of AFFE. Generally, management fees payable to Investment Managers of the Investment Funds will range from 0% to 2.5% (annualized) of the average net asset value of the Fund’s investment in such Investment Funds. In addition, most Investment Managers charge incentive compensation based on a percentage of the appreciation of the applicable Investment Fund over a specific performance period. Such percentage typically ranges from 15% to 25% although it is possible that such range may be exceeded for certain Investment Managers. AFFE in the future may be substantially higher or lower because the performance fees paid to some Investment Managers may fluctuate over time. The amounts charged by the underlying Investment Funds are not paid to the Adviser and represent the costs incurred indirectly by investing in the Investment Funds. The “Total Annual Expenses” line item disclosed above will differ significantly from the ratio of expenses to average net assets (i.e., the Fund’s expense ratio) that is included in the financial statements in the Fund’s annual report because (a) the Fund’s financial statements will depict the Fund’s expenses and (b) the Fund’s financial statements will not include the portion of Acquired Fund (Investment Fund) Fees and Expenses that represent costs incurred at the Investment Fund level, as required to be disclosed in the above table.

(4)

As described below, the Fund is subject to an Expense Limitation Agreement with the Adviser. Under the terms of the Expense Limitation Agreement, the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees or pay or absorb expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund and any indemnification expenses of the Master Fund, but excluding any fees, expenses and incentive allocations of the Investment Funds) to the extent necessary to limit the ordinary operating expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the Fund and the Master Fund) to 1.75% per annum of the Fund’s average monthly net assets. The ordinary operating expenses of the Fund and the Master Fund include the Management Fee and the Advisory Fee, respectively. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect until March 31, 2015, and will terminate unless renewed by the Adviser.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses investors in the Fund will bear directly or indirectly. For a more complete description of the various costs and expenses of the Fund, see “The Adviser,” “Fees and Expenses” and “Administrator.”

EXAMPLE 1

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$53	$158	$263	$522

SUMMARY OF FUND EXPENSES

EXAMPLE 2

	1 Year	3 Years	5 Years	10 Years
An investor would pay the following expenses on a $50,000 investment, assuming a 5% annual return:	$2,646	$7,914	$13,151	$26,106

The examples above are based on the fees and expenses of the Fund set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples.

FINANCIAL HIGHLIGHTS

Financial highlights information will become available for the Fund following the end of its first fiscal year. As a new fund, financial highlights information is not yet available.

THE FUND

Grosvenor Registered Multi-Strategy Fund (W), LLC (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified, management investment company. The Fund was organized as a limited liability company under the laws of Delaware on June 14, 2013. The Fund invests substantially all of its assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”), a Delaware limited liability company that is also registered under the 1940 Act. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). Certain interests in Investment Funds are held by GRF Domestic Sub-Fund, LLC (the “Sub-Fund”), a Delaware limited liability company and wholly-owned subsidiary of the Master Fund. The Master Fund complies with the 1940 Act provisions governing investment policies, capital structure and leverage on an aggregate basis with the Sub-Fund. The Sub-Fund complies with the 1940 Act provisions relating to affiliated transactions and custody. The Sub-Fund has been established for tax purposes to hold certain liquidating interests. The Fund’s principal office is located at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611, and its telephone number is (312) 506-6500. Oversight responsibility over the overall management and operations of the Fund is vested in the individuals who serve on the board of directors of the Fund (the “Board of Directors”). (See “Board of Directors.”) Investors who acquire interests in the Fund (“Shares”) in the offering being made hereby, will become members of the Fund (“Members”).

The Fund is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based compensation. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds, subject to relatively modest minimum investment requirements (often less than $2,000) and publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

The Fund is similar to a private investment fund in that the investment portfolios of the Investment Funds in which the Fund indirectly invests through the Master Fund may be actively managed, and Shares will be sold in large minimum denominations ($50,000) only to qualified investors. In addition, the Investment Managers who manage the Investment Funds are typically entitled to receive performance-based compensation. Like other closed-end investment companies, however, the Fund has registered under the 1940 Act and the Securities Act of 1933, as amended (the “1933 Act”) to be able to publicly offer Shares without limiting the number of investors that can participate in its investment program. Accordingly, the structure of the Fund is designed to permit a larger number of investors to participate in the Fund’s investment program without making the more substantial minimum capital commitment that is required by many private investment funds.

INVESTMENT PROGRAM

Investment Objective

The Fund’s primary investment objectives are to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. In pursuing its investment objectives, the Fund invests substantially all of its assets in the Master Fund, a Delaware limited liability company. The Master Fund has the same investment objectives and substantially the same investment policies as those of the Fund. This form of investment structure is commonly known as a “master/feeder fund” arrangement. Grosvenor Capital Management, L.P. (the “Adviser” or “Grosvenor”) serves as the investment adviser of the Master Fund and as the management services provider of the Fund.

The Master Fund seeks diversification by investing in Investment Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. These Investment Funds are commonly known as “hedge funds” and are managed by selected Investment Managers who specialize in the chosen strategies. The Master Fund generally invests in between 25 and 50 Investment Funds.

Investment Strategy

Investment Managers are selected on the basis of various criteria, as described further below. Investment Managers selected generally conduct their investment programs through Investment Funds. Generally, Investment Funds are private investment funds that have investors other than the Master Fund. The Master Fund currently intends to invest its assets primarily in Investment Funds.

The Investment Managers utilized by the Master Fund may invest and trade in a wide range of instruments and markets and may pursue various investment strategies. The Investment Managers may use various investment techniques for hedging and non-hedging purposes. For example, an Investment Manager may sell securities short and purchase and sell options and futures contracts and engage in other derivative transactions. The use of these techniques may be an integral part of an Investment Manager’s investment program, and involve certain risks. Certain Investment Managers may use leverage, which also entails risk, including significant amounts of leverage, as Investment Funds may not be subject to any limits on the amount of leverage that they can employ. The Investment Funds in which the Master Fund invests are not subject to the investment restrictions of the Fund or the Master Fund and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

Investment Philosophy

The investment process for the Master Fund is based on three fundamental principles:

1.      Seek Absolute Returns

•        Focus on investment strategies and sub-strategies (collectively, “investment strategies”) that, when combined, generally seek to achieve positive returns that are not dependent upon directional movements of traditional equity and fixed-income markets.

2.      Superior Investment Managers

•        Identify and invest with Investment Managers that Grosvenor regards as among the most talented Investment Managers available on a global basis within their respective investment strategies.

3.      Diversification

•        Combine investment strategies that historically have, over the long-term, demonstrated a relatively low degree of correlation to each other into a broadly-diversified portfolio in an effort to reduce volatility and mitigate strategy and market risks.

INVESTMENT PROGRAM

• Seek to select multiple Investment Managers within each investment strategy in an effort to enhance diversification and reduce manager-specific risk.

Risk Management

Grosvenor’s investment process is designed to control risk through the construction of a portfolio that:

•        Includes investments that are diversified across a broad range of investment strategies and Investment Managers; and

•        Focuses on Investment Managers that Grosvenor regards as among the most talented available within their respective investment strategies.

Grosvenor’s Investment Process

As discussed in greater detail below, Grosvenor’s investment process is overseen by its investment committee (“Investment Committee”) (discussed below) and implemented by three primary teams within its investments department (“Investments Department”): manager research, portfolio management, and risk management.

Grosvenor’s investment process involves five basic facets:

1.      Identifying, evaluating and approving investment strategies for Grosvenor-Managed Accounts, including the Master Fund

Grosvenor’s manager research team (“Manager Research Team”) assists the Investment Committee in identifying and evaluating investment strategies that may be appropriate for one or more investment vehicles or accounts managed or advised by Grosvenor (each such investment vehicle or account, a “Grosvenor-Managed Account”), including the Master Fund. The Investment Committee is responsible for approving (or disapproving) such investment strategies.

In determining whether to approve a particular investment strategy, the Investment Committee examines and evaluates factors such as the following: (i) the historical returns of the strategy in various market environments; (ii) the fundamental factors driving the expected profitability of the strategy; (iii) the expected returns from the strategy over a market cycle (generally three to five years); (iv) the expected variability of the strategy’s returns over a market cycle; (v) the magnitude of a potential loss in extremely adverse markets; (vi) the extent to which the performance of the strategy is expected to correlate with that of traditional market indices, as well as with investment strategies already being used by Grosvenor-Managed Accounts and with certain other investment strategies; (vii) the liquidity characteristics of the underlying securities used in implementing the strategy; (viii) the degree of difficulty in pricing and hedging the underlying securities used in implementing the strategy; (ix) the cost of implementing the strategy, including transaction costs and fees and expenses paid to the Investment Managers that implement the strategy; (x) the quality of the pool of Investment Managers available to implement the strategy; and (xi) the potential impact of macroeconomic factors on the strategy.

The Investment Committee typically focuses on identifying strategies that rely on a fundamental investment approach and that employ techniques designed to mitigate systemic or market risks. The Investment Committee believes that such strategies are better suited to achieving quality returns than strategies driven solely by “market timing” or market direction.

INVESTMENT PROGRAM

As discussed in greater detail below under the sub-heading “Investment Strategies,” the Investment Committee currently approves eight general categories of investment strategies for use by Grosvenor-Managed Accounts, which Grosvenor defines as “Credit Strategies,” “Relative Value Strategies,” “Event Driven Strategies,” “Multi-Strategy,” “Equity Strategies,” “Macro Strategies,” “Commodities Strategies” and “Portfolio Hedging Strategies.” These approved strategies focus primarily on developed markets in the U.S., Europe and Japan and on emerging markets in Latin America, Eastern Europe and Asia-Ex-Japan. As part of the investment strategy approval process, the Investment Committee determines (and reviews and amends from time to time) guidelines specifying the target percentages of assets (usually determined as a range) that the Portfolio Management Teams (discussed below) generally follow in proposing, for the Grosvenor-Managed Accounts assigned to them, initial and subsequent portfolio allocations to particular investment strategies and underlying exposure categories (“Firmwide Investment Goals”), based in part on the Investment Committee’s outlook for such investment strategies and underlying exposure categories. The Investment Committee bases its outlook for particular investment strategies and underlying exposure categories on its evaluation of the risk/reward profiles of such investment strategies/underlying exposure categories, the Investment Committee ordinarily considers factors such as:

•        its ongoing review and monitoring of the macroeconomic environment and assessment of the likely impact of macroeconomic variables on such investment strategies/underlying exposures categories;

•        its ongoing analysis of the primary drivers impacting such investment strategies/underlying exposure categories;

•        communications with Investment Managers (as well as other third-party investment managers), regarding their assessments of their particular opportunity sets; and

•        communications with other market participants, such as broker-dealers.

2.       Identifying, evaluating and approving particular Investment Managers, and particular Investment Funds managed by them

Grosvenor’s process for identifying, evaluating and approving particular Investment Managers and particular Investment Funds managed by them has four key phases:

•        Identifying Potential Investment Managers

          The Manager Research Team seeks to identify promising Investment Managers within each investment strategy that has been approved by the Investment Committee. Although the Manager Research Team uses a number of methods to identify potential Investment Managers, it relies heavily upon Grosvenor’s extensive network of industry contacts and proprietary database of information developed over many years in connection with managing multi-manager investment funds.

•        “Investment” Due Diligence with respect to such potential Investment Managers and Investment Funds they manage

          If the Manager Research Team identifies an Investment Manager that it regards as promising, Grosvenor assigns an investment due diligence team (“Investment Due Diligence Team”) to that Investment Manager, which is responsible for assessing:

INVESTMENT PROGRAM

•        certain qualitative factors relating to the potential Investment Manager, such as its investment philosophy, investment mandate and investment decision-making structure, the skills and commitment of its key professionals, its depth and breadth of experience in the relevant investment strategy, its investment and risk management processes, its organizational infrastructure and its stability; and

•        the quality of such potential Investment Manager’s historical returns.

In conducting investment due diligence with respect to a potential Investment Manager, the Investment Due Diligence Team assigned to the Investment Manager typically will complete the following:

•        multiple on-site visits to the Investment Manager’s primary investment office and, if applicable, key satellite investment offices;

•        multiple reference checks on key investment personnel; and

•        a proprietary information packet that may include an introductory memorandum, a profile of the Investment Manager, and a summary of completed due diligence, references and the nature of the quantitative and qualitative due diligence performed.

Grosvenor’s risk management team (“Risk Management Team”) is responsible for performing due diligence (separately from our Manager Research Team) to assess the risk management processes (both quantitative and qualitative) and systems of Investment Managers and to analyze the risk and exposure of the Investment Funds managed by the Investment Managers.

In evaluating a particular Investment Fund, the Investment Due Diligence Team and the Risk Management Team will consider, among other factors, the amount of leverage used by the Investment Fund, the fees and expenses of the Investment Fund (including any potential purchase fees or sales charges imposed by the Investment Fund) and the liquidity of such Investment Fund, including any “gates” or other withdrawal/redemption restrictions that create “limited capacity” to withdraw/redeem from such Investment Fund.

•        “Operational” due diligence with respect to such potential Investment Managers and Investment Funds they manage, including legal due diligence

If the Investment Due Diligence Team assigned to a potential Investment Manager believes that the Investment Manager is likely to pass Grosvenor’s investment due diligence process, the Investment Due Diligence Team initiates “operational” due diligence by requesting Grosvenor’s operational due diligence team (“Operational Due Diligence Team”) to evaluate the Investment Manager from an operational and legal perspective. Upon receiving such a request with respect to an Investment Manager, the Operational Due Diligence Team is responsible for:

•        reviewing and analyzing relevant legal and regulatory documentation;

•        performing background checks of the Investment Manager and its key personnel utilizing independent third-party investigative firms; and

•        evaluating the people, processes and systems that support the Investment Manager’s infrastructure and operations.

INVESTMENT PROGRAM

The Operational Due Diligence Team is charged with evaluating a potential Investment Manager’s operational infrastructure and the overall design of the Investment Manager’s internal control environment. This evaluation includes a review of the audited financial statements of the Investment Fund(s) managed by such Investment Manager and evaluation of the audit firm engaged by such Investment Manager to audit such Investment Fund(s).

•        Investment Committee and Operations Committee approval of such potential Investment Managers and Investment Funds they manage

The Investment Committee currently has three members: Mr. David S. Richter (Chair), Mr. David B. Small and Mr. Bradley H. Meyers. The Investment Committee makes decisions by majority vote; however, Mr. Michael J. Sacks, Grosvenor’s Chairman and Chief Executive Officer, has the authority to veto any decision made by the Investment Committee. However, if our Investment Committee rejects or terminates a particular Investment Manager or Investment Fund, Mr. Sacks is not authorized to override such rejection or termination. Brief biographies of Messrs. Sacks, Richter, Small and Meyers appear below.

Michael J. Sacks, Managing Director, Chairman and Chief Executive Officer

•        Joined Grosvenor, 1990

•        Previous Experience

•        Harris Associates, L.P., 1988-1990

•        Education and Accreditations

•        Northwestern University School of Law; J.D., 1988

•        Kellogg School of Management; M.B.A., 1988

•        Tulane University; B.A., Economics, 1984

•        Member of Illinois Bar

David S. Richter, Managing Director, Investments

•        Associated with Grosvenor since 1994; joined Grosvenor, 2003

•        Previous Experience

•        Waveland Capital Management, L.P., 1994-2002

•        JMB Realty Corporation, 1988-1994

•        KPMG Peat Marwick, 1983-1988

•        Education and Accreditations

•        University of Illinois; B.S. (summa cum laude), Accountancy 1983

•        Certified Public Accountant

•        AICPA Elijah Watt Sells Award, CPA Exam Scores

David B. Small, Managing Director, Investments

•        Consultant to Grosvenor 1987-1993; joined Grosvenor, 1994

•        Previous Experience

•        David Bruce & Company, 1987-1993

•        Philadelphia Insurance Research Group, 1979-1982

•        Rapidata, 1978-1979

•        Education

•        University of Chicago, Booth School of Business; M.B.A., Finance/Econometrics, 1986

•        The Wharton School of the University of Pennsylvania; B.S., Economics ,1978

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Bradley H. Meyers, Managing Director, Investments

•        Joined Grosvenor, 2003

•        Previous Experience

•        Merrill Lynch, 1999-2001

•        PricewaterhouseCoopers LLP, 1997-1999

•        Education and Accreditations

•        University of Chicago Booth School of Business; M.B.A., 2003

•        University of Illinois; B.S., Accounting, 1997

•        Certified Public Accountant

The Investment Committee must approve a particular Investment Manager and particular Investment Fund(s) managed by such Investment Manager from an “investment” and “risk” perspective before Grosvenor may invest the assets of the Master Fund in such Investment Fund(s).

In connection with approving particular Investment Managers and Investment Funds and from time to time thereafter, the Investment Committee determines guidelines specifying the target percentages of assets (usually determined as a range) that the Portfolio Management Teams generally follow in proposing, for the portfolios assigned to them, initial and subsequent portfolio allocations to a particular Investment Fund or Investment Funds managed by a particular Investment Manager (“Target Allocations”).

Grosvenor’s operations committee (the “Operations Committee”) currently has three members: Mr. Paul A. Meister (Chair), Mr. Eric A. Felton and Mr. Joseph H. Nesler. The Operations Committee makes decisions by majority vote. As is the case with respect to decisions made by the Investment Committee, Mr. Sacks has the authority to veto any decision made by the Operations Committee. However, if the Operations Committee rejects or terminates a particular Investment Manager or Investment Fund, Mr. Sacks is not authorized to override such rejection or termination. Brief biographies of Messrs. Meister, Felton and Nesler appear below.

Paul A. Meister, Managing Director, Vice Chairman

•        Joined Grosvenor, 1991

•        Previous Experience

•        Barack, Ferrazzano, Kirschbaum, & Nagelberg, L.L.P., 1987-1989; 1990-1991

•        Sportmart, 1989-1990

•        Education and Accreditations

•        Northwestern University School of Law; J.D. (cum laude), 1987

•        University of Illinois; B.S., Accounting, 1984

•        Certified Public Accountant

•        Member of Illinois Bar

Eric A. Felton, Managing Director, Chief Financial Officer

•        Joined Grosvenor, 2004

•        Previous Experience

•        Ernst & Young, L.L.P., 2002-2004

•        Arthur Andersen, L.L.P., 1986-2002

•        Education and Accreditations

•        University of Chicago Booth School of Business; M.B.A. (honors), 1992

•        Valparaiso University; B.S., Accounting, 1986

•        Certified Public Accountant

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•        Chartered Financial Analyst

Joseph H. Nesler, Managing Director, General Counsel and Chief Compliance Officer

•        Joined Grosvenor, 2004

•        Previous Experience

•        Gardner Carton & Douglas, 2002-2004

•        Sidley Austin L.L.P., 1996-2002

•        Schiff Hardin L.L.P., 1986-1996

•        Gardner Carton & Douglas, 1982-1986

•        Education and Accreditations

•        Yale University; J.D., 1982

•        Amherst College; B.A. (magna cum laude), Political Science, 1978

•        Member of Illinois Bar

The Operations Committee must approve a particular Investment Manager and particular Investment Fund(s) managed by such Investment Manager from an “operational” perspective before Grosvenor may invest the assets of the Master Fund in such Investment Fund(s).

3.      Establishing investment objectives and constraints for Grosvenor-Managed Accounts, including the Master Fund

Grosvenor manages, on a discretionary basis, many Grosvenor-Managed Accounts that are designed for multiple investors, including the Master Fund. In these cases, Grosvenor determines – prior to the launch of the Grosvenor-Managed Account and, thus, prior to the time that any investor has invested in the Grosvenor-Managed Account– the particular investment objectives and investment restrictions that will apply to Grosvenor’s management of the Grosvenor-Managed Account.

In this regard, Grosvenor and the Fund have agreed to certain investment objectives and constraints for the Master Fund (“Investment Objectives and Constraints”). Grosvenor, as part of its risk management program for the Master Fund, manages the Master Fund’s portfolio on a day-to-day basis in accordance with these Investment Objectives and Constraints

The Board and Grosvenor may re-evaluate the Investment Objectives and Constraints from time to time based on various factors, including their assessment of market conditions, and may amend or modify the Investment Objectives and Constraints from time to time based on such re-evaluations. Such modifications may be made without notice to investors in the Master Fund.

Grosvenor seeks to ensure that whenever the Master Fund invests in, or withdraws/redeems capital from, an Investment Fund, the Master Fund does so in accordance with the Investment Objectives and Constraints in effect at the time of such investment or withdrawal/redemption. In certain cases, however, the Master Fund may fall out of compliance with the Investment Objectives and Constraints because of, among other things, appreciation or depreciation in the value of investments, recharacterization or reclassification of investments, limitations on withdrawals/redemptions by one or more Investment Funds, inadvertent errors or other factors that are beyond Grosvenor’s control.

Should the Master Fund not be in compliance with the Investment Objectives and Constraints, Grosvenor ordinarily will implement measures designed to bring the Master Fund into compliance with the Investment

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Objectives and Constraints as soon as reasonably practicable. In certain cases, however, factors (such as liquidity restrictions relating to one or more investments) may affect Grosvenor’s ability to bring the Master Fund into compliance with the Investment Objectives and Constraints in an expeditious manner.

In certain cases, the Investment Committee may recommend that, under the circumstances, it is appropriate to modify an Investment Objective or Constraint, or to adjust or refine the method or formula by which compliance with an Investment Objective or Constraint is tested, resulting in the change of the status of the Master Fund from non-compliant to compliant. The Investment Committee may also conclude and recommend that, under the circumstances, it is appropriate for the Master Fund to continue to be non-compliant, even though the Investment Committee has also concluded that, as a general matter, it is not appropriate to modify the relevant Investment Objective or Constraint or to adjust or refine the method or formula by which compliance with such Investment Objective or Constraint is tested.

4.      Constructing a portfolio designed to meet the objectives of the Master Fund, through the use of approved investment strategies and Investment Funds

Grosvenor’s Portfolio Committee (consisting of Mr. David S. Richter and Mr. Bradley H. Meyers, who are also members of Grosvenor’s Investment Committee), assigns a portfolio management team (“Portfolio Management Team”) to each Grosvenor-Managed Account, including the Master Fund. Each Portfolio Management Team consists of one or more portfolio managers, one or more senior portfolio analysts and one or more junior portfolio analysts, and is led by a portfolio manager designated by the Portfolio Committee. The Portfolio Management Team assigned to a particular Grosvenor-Managed Account is responsible for evaluating portfolio composition and proposing allocation changes for such Grosvenor-Managed Account.

Mr. Meyers has general oversight over the functions of each Portfolio Management Team. The Portfolio Committee has designated Dianna Di Iorio as the portfolio manager of the Master Fund.

Dianna Di Iorio, Vice President, Portfolio Management

•        Joined Grosvenor, 2007

•        Previous Experience

•        Goldman Sachs, 2005-2007

•        JPMorgan Private Bank, 2003-2005

•        Education and Accreditations

•        Northwestern University; B.A. (cum laude), Economics and Mathematical Methods in the Social Sciences, 2003

•        University of Chicago Booth School of Business; M.B.A. (honors), Economics, Entrepreneurship and Strategic Management, 2013

•        Chartered Financial Analyst

The Master Fund’s Portfolio Management Team is responsible for proposing the initial portfolio of the Master Fund, and for proposing changes to such portfolio from time to time by employing a combination of “top-down” and “bottom-up” inputs. The “top-down” inputs consist of:

•        the Master Fund’s Investment Objectives and Constraints;

•        the requirement to use investment strategies that have been approved by the Investment Committee;

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•        the requirement to use Investment Managers and Investment Funds that have been approved both by the Investment Committee and the Operations Committee; and

•        the Firmwide Investment Goals, Target Allocations and investment themes that are applicable to the Master Fund.

The “bottom-up” inputs consist of the Master Fund’s Portfolio Management Team’s judgment in selecting and proposing the allocation of capital to approved Investment Funds in a manner that the Portfolio Management Team determines to be appropriate in light of the Master Fund’s Investment Objectives and Constraints and other investment restrictions. The Master Fund’s Portfolio Management Team bases its allocation proposals upon both qualitative and quantitative factors, supplementing experienced investment judgment with quantitative analyses.

The Master Fund’s Portfolio Management Team may consider a number of factors in selecting Investment Funds for the Master Fund, including, but not limited to: the perceived attractiveness of the Investment Fund’s opportunity set; the Investment Fund’s strategy, sub-strategy and region, and the exposure bias and investment style of its Investment Manager (e.g., generalist versus sector specialist, shorter-term versus longer-term investment horizon, level of activism, value versus growth orientation, concentrated versus diversified, long- versus short-bias, etc.); correlation with other Investment Fund’s used by the Master Fund; compatibility of the Investment Fund’s liquidity provisions with those of the Master Fund; and the capacity of the Investment Fund to accept additional capital.

The Risk Management Team is responsible for analyzing the risk and exposure of each Grosvenor-Managed Account, including the Master Fund, and developing technology solutions for risk evaluation, including risk aggregation.

The Master Fund’s Portfolio Management Team utilizes certain quantitative analytical reports developed by the Risk Management Team and generated by Grosvenor’s proprietary risk management software (as well as certain third-party software) to test and refine its judgment regarding: (i) its selection of Investment Managers/Investment Funds for the Master Fund; and (ii) the amount of assets to be allocated to each such Investment Manager/Investment Fund. Such reports are designed to enable the Master Fund’s Portfolio Management Team to evaluate the risk and return characteristics of proposed alternative allocations to particular Investment Managers. Such reports currently consist of historical simulation analyses, historical simulation stress tests and scenario analyses, forward-looking analyses, look-through exposure analyses and portfolio liquidity analyses.

Messrs. Richter and Meyers must review and approve all initial and subsequent portfolio allocations decision proposed by the Master Fund’s Portfolio Management Team. Mr. Sacks has general oversight authority over portfolio management activity for the Grosvenor-Managed Accounts, including the Master Fund.

5.      Monitoring investment strategies, Investment Managers and Investment Funds and adjusting the composition of each Grosvenor-Managed Account, including the Master Fund, from time to time when Grosvenor believes such adjustment is appropriate

Strategy Monitoring

Certain investment professionals within the Manager Research Team are responsible for staying abreast of market developments affecting specific

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investment strategies and communicating their findings to the Investment Committee. The Investment Committee reviews such findings to determine whether particular investment strategies (and the Firmwide Investment Goals and Target Allocations previously established by the Investment Committee) continue to be appropriate. The Investment Committee may determine to add or terminate a particular investment strategy, or change the position size target ranges applicable to such investment strategy, based on any number of factors, such as: (i) better alternatives for investing the capital invested in such investment strategy; (ii) changes in the expectations for such investment strategy; or (iii) changes in the investment or economic environment.

Investment Monitoring

The Manager Research Team professionals assigned to a particular Investment Manager are responsible for staying abreast of current developments affecting the Investment Manager and communicating its findings to the Investment Committee and Portfolio Management Teams, including the Master Fund’s Portfolio Management Team.

The Manager Research Team monitors certain aspects of Investment Manager performance and communicates from time to time with Investment Managers to review the performance of the Investment Funds managed by such Investment Managers and to discuss such Investment Managers’ investment outlook.

Grosvenor obtains certain exposure-level information designed to enable the Investment Committee, the Master Fund’s Portfolio Management Team and the Manager Research Team to analyze various investment strategies, markets and sectors on a “look-through” basis. Although Grosvenor does not require that Investment Managers provide position-level transparency, Investment Managers provide aggregated, portfolio-level information with respect to the invested positions and risk profiles of their Investment Funds. This information typically includes, but is not necessarily limited to, data related to each Investment Fund’s long, short, gross and net exposure, industry sector and/or geographic exposure (where appropriate), concentration, and leverage. The information set provided by Investment Managers varies depending upon their investment strategy focus and investment style. This summary-level risk information is augmented through ongoing conversations with the Investment Manager of the Investment Fund and, together with such conversations, is intended to provide an overall view of the relevant Investment Fund’s risk exposure.

The Risk Management Team also monitors each Investment Manager, Investment Fund and Grosvenor-Managed Account on an ongoing basis, so as to understand the key drivers of risk at the strategy, Investment Fund and systematic level and to recommend, to the Investment Committee, appropriate measures to mitigate the potential impact of such risks on the Grosvenor-Managed Accounts.

Generally, Grosvenor intends to make medium- to long-term commitments to Investment Managers on behalf of Grosvenor-Managed Accounts, including the Master Fund, in order to give the Investment Managers a reasonable opportunity to achieve their objectives. The Investment Committee, however, may determine to terminate an existing Investment Manager based on any number of factors, such as: (1) disappointing performance relative to the Investment Committee’s expectations for the Investment Manager or to other Investment Managers using the same general type of investment strategy; (2) indicators of excessive risk taking (such as exposure, concentration, or performance data) that are inconsistent

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with the Investment Committee’s expectations; (3) deviation from stated investment strategy; (4) deviation from area of expertise; (5) significant revisions of reported results; and (6) a change in circumstances regarding the Investment Manager, including changes in the Investment Manager’s investment process or style, in the type or amount of the Investment Manager’s assets under the management, in the type(s) of products offered by the Investment Manager, in key personnel, in the terms and conditions of investments in the Investment Fund(s) managed by the Investment Manager; new conflicts of interest affecting the Investment Manager; legal or ethical issues; lack of or misleading disclosure; and/or withdrawal of the Investment Manager’s investment or withdrawal of investments by the Investment Manager’s personnel.

These factors, either alone or in combination, are not necessarily grounds for immediate Investment Manager termination, but may lead the Investment Committee to place an Investment Manager on its “watch list,” triggering additional due diligence measures relating to the factors that resulted in the decision to place such Investment Manager on the “watch list.” No additional capital of the Master Fund may be allocated to an Investment Manager once the Investment Manager is placed on the Investment Committee’s “watch list.” The Investment Committee may remove an Investment Manager from its “watch list” if the results of the review are favorable, or terminate the Investment Manager if the results of the review are unfavorable. While the Investment Committee may elect to terminate an Investment Manager, its ability to cause Grosvenor-Managed Accounts, including the Master Fund, to fully withdraw/redeem from the Investment Manager’s Investment Fund(s) may be limited by the investor liquidity provisions of such Investment Fund(s).

The Investment Committee also may determine that developments at the Investment Manager should be followed more closely for a period of time – perhaps an extended period of time – before reaching a final decision.

Monitoring of Investment Managers’ Operations

The Operational Due Diligence Team is responsible for staying abreast of current developments affecting the Investment Managers’ personnel, infrastructure, operations and service providers, as well proposed amendments to the governing documents of Investment Funds managed by the Investment Managers, and for communicating its findings to the Operations Committee.

The Operational Due Diligence Team monitors certain aspects of the Investment Managers’ operations and stays in frequent communication with the Investment Managers in reviewing the timeliness and accuracy of the investment performance reports of the Investment Funds provided by the Investment Managers. Grosvenor’s Finance Department has developed an ongoing investment manager monitoring program, utilized by the Operational Due Diligence Team, designed to: (i) identify inaccuracies in financial results and Investment Fund valuations reported by Investment Managers; (ii) identify changes in the Investment Managers’ personnel, processes or systems that support the Investment Managers’ operations; (iii) identify changes in third-party service providers such as administrators or auditors used by the Investment Managers; and (iv) determine the nature and extent of future due diligence procedures to perform.

The Operational Due Diligence Team, through its monitoring procedures discussed above, may identify issues that are not necessarily grounds for immediate Investment Manager termination, but may lead the Operations Committee to place an Investment Manager on its “watch list,” triggering

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additional due diligence measures relating to the factors that resulted in the decision to place such Investment Manager on such list. No additional capital of the Master Fund may be allocated to an Investment Manager once the Investment Manager is placed on the Operations Committee’s “watch list” without the specific approval of the Operations Committee (which may delegate such approval authority to Grosvenor’s Chief Financial Officer in certain cases). The Operations Committee may remove an Investment Manager from its “watch list” if the results of the review are favorable, or terminate the Investment Manager if the results of the review are unfavorable. While the Operations Committee may elect to terminate an Investment Manager, its ability to cause Grosvenor-Managed Accounts, including the Master Fund, to fully withdraw/redeem from the Investment Manager’s Investment Fund(s) may be limited by the investor liquidity provisions of such Investment Fund(s). The Operations Committee also may determine that developments at the Investment Manager should be followed more closely for a period of time – perhaps an extended period of time – before reaching a final decision.

The Operational Due Diligence Team is also responsible for: (1) periodically updating background investigations into the key personnel of the Investment Managers; and (2) communicating its findings to the Operations Committee.

Portfolio Adjustment

The Master Fund’s Portfolio Management Team is responsible for proposing changes to the portfolio of the Master Fund from time to time in a manager designed to meet the Master Fund’s investment objectives. The Master Fund’s Portfolio Management Team is likely to propose changes to the amounts it wishes to allocate to particular Investment Managers on behalf of the Master Fund from time to time, in a continuing effort to achieve the Master Fund’s investment objectives, based on factors such as: (1) the Investment Committee’s approval of new Investment Managers or termination of existing Investment Managers/Investment Funds; (2) changes in the Master Fund’s investment restrictions; and (3) such Portfolio Management Team’s ongoing analysis of Investment Manager allocations in light of the Master Fund’s investment objectives.

Investment Strategies

The Master Fund pursues a broad range of various strategies discussed below. The descriptions of the categories of investment strategies and sub-strategies approved by the Investment Committee may change from time to time without notice to Members.

Grosvenor classifies each Investment Fund that has been approved by the Investment Committee into specific strategy and sub-strategy categories based upon such Investment Fund’s primary investment strategy. Grosvenor’s current strategy and sub-strategy categories are as follows:

•        Credit Strategies

•       Long/Short Credit

•       Long-Biased Credit

•       Structured Credit

•        Relative Value Strategies

•       Convertible Arbitrage

•       Statistical Arbitrage

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•       Fixed-Income Arbitrage

•       Option Volatility Arbitrage

•       Multi-Strategy

•        Event Driven Strategies

•        Multi-Strategy

•        Equity Strategies

•       Less-Correlated Hedged Equities

•       Long-Biased Hedged Equities

•       Activists

•        Macro Strategies

•       Discretionary

•       Systematic

•        Commodities Strategies

•       Discretionary

•       Systematic

•        Portfolio Hedging Strategies

•       Dedicated Short Equity

•       Synthetic Short Equity

•       Dedicated Short Credit

•       Tail Risk Protection

Credit Strategies

Credit strategies include directional and hedged investments in debt securities, credit derivatives and related instruments. The primary investment approaches include long/short credit, long-biased credit and structured credit. Credit strategies, although diverse, can exhibit highly correlated losses during certain market periods.

Long/Short Credit includes long/short credit, correlation trades and credit volatility arbitrage.

•        Long/short credit involves taking long and short positions that reflect relative-value views between, or among, different credits, groups of credits, sectors or indices. The positions in this sub-strategy typically are motivated by fundamental credit views with an appreciation for market technicals. One example of a long/short credit trade is a pairs trade in which the Investment Manager may be long a company’s credit default swap (“CDS”) and short a competitor’s CDS. Not all positions entail related credits; for example, an Investment Manager may construct a portfolio that is long a basket of telecom credits via a CDS and short a basket of financial services credits via a CDS.

•        Correlation trades involve arbitraging perceived mispricings in baskets or portfolios of credits versus the individual components of the basket, an index or a highly-correlated derivative of the basket. Frequently, the trade is structured to be neutral to credit spread movements in the broad market. The securities used in the arbitrage may include collateralized debt obligations (“CDOs”), synthetic CDOs, bespoke CDS baskets, credit indices, and individual CDSs. Synthetic CDOs are similar to CDOs, except that the credits are included

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in the pool via CDS contracts instead of cash bonds. Bespoke CDS baskets represent a collection of credits that are selected individually to create a customized hedge of specific portfolio risks. These instruments are less liquid due to their customized nature.

•        Credit volatility arbitrage typically involves buying and selling options on credit spreads of individual companies or on traded indices. An Investment Manager also may buy and sell volatility across various asset classes. In this strategy, an Investment Manager invests based upon an expectation that the volatility (rather than the price) of the credit asset(s) will either rise or fall. For example, an Investment Manager may sell volatility via options on credit spreads and buy volatility on the same company via the equity markets. Credit volatility arbitrage managers typically invest in liquid instruments including index options and credit default swaps, which allow them to take advantage of discrepancies in the implied volatility of the underlying securities.

Long-Biased Credit includes distressed investing, long high-yield credit, and direct lending. Investment Managers assigned to this category typically have a net credit exposure greater than 50% net long.

•        Distressed investing consists primarily of long and short directional investments in securities of companies that are in various stages of financial difficulty, including investments in stressed and distressed companies. The goal of the strategy is to earn an attractive absolute rate of return through investing in specific events with limited exposure to broad market fluctuations. Investment Managers seek to capitalize on market opportunities resulting from a lack of information, illiquidity, excessive selling pressure, and complexity of capital structures or securities.

•        Long high-yield credit involves taking long positions in levered loans or high-yield bonds. High-yield bonds are also known as “junk bonds”. The positions in this sub-strategy are motivated primarily by fundamental credit views that also may consider technical market factors such as short-term supply/demand imbalances. An Investment Manager may be long an issuing company’s credit either by investing directly in bonds or loans or by establishing a synthetic long position through a CDS.

•        Direct lending investments typically are high-yield loans to stressed or distressed companies that are asset rich but have limited liquidity, and that need quick access to capital to refinance other debt, prevent a covenant default or exploit an opportunity. The Investment Manager directly originates these loans, which typically include relatively high coupons and generous structuring fees. In order to compensate for the less liquid nature of the instruments and other inherent risks of direct lending, direct financing arrangements often will be collateralized with assets, include restrictive covenants and provide upside equity participation.

Structured credit consists of positions in residential mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, and corporate credit-related structured credit instruments such as CDOs. These securitized products are created using a pool of actual credit assets (e.g. mortgages, corporate loans, etc.) and dividing the ownership of such pool into tranches in which the more senior tranches receive interest and principal payments first. Typically, each subsequent tranche only receives payments after the tranche before it is paid. This payment scheme is commonly referred to as a “waterfall”. The Investment Manager’s trade selection is then based on fundamental analysis of the underlying assets as well as structural analysis of the structured credit vehicle, including, but not limited to, the priority of interest and principal payments across the various tranches of the securitized product.

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Relative Value Strategies

Relative value strategies include convertible bond arbitrage, statistical arbitrage, fixed-income arbitrage, and volatility arbitrage.

Convertible Arbitrage

Convertible arbitrage strategies include a variety of strategies involving investments in convertible securities that Investment Managers perceive to be undervalued from a fundamental or volatility perspective. The primary convertible arbitrage strategies include, but are not limited to: long volatility/gamma trading, catalyst/event-driven investing, credit sensitive investing and activist investing. In general, a position in each particular strategy involves taking a long position in convertible bonds or convertible preferred shares and short positions in the underlying common stock into which the convertible securities are exchangeable, in order to isolate the aspect of the security that the Investment Manager believes is mispriced and largely eliminate the effect of directional moves in the underlying stock price.

Long volatility/gamma trading primarily involves taking positions where the Investment Manager perceives that the volatility level of the underlying security implied by the price of the convertible security is too low relative to historical or expected future volatility of the security. The Investment Manager typically will fully hedge the long convertible position by shorting the appropriate amount of the underlying security and generally will make a profit if the underlying security exhibits high volatility. In the trades, the Investment Manager seeks to hedge interest rate and credit risk by using interest rate futures or swaps and credit derivatives.

Catalyst/event-driven investing involves taking positions where the Investment Manager expects that a catalyst or event will cause the implied volatility of the convertible bonds or the actual volatility of stock price changes to increase. Such catalysts may include new product announcements, litigation, management changes, or regulatory approval of a new drug. The Investment Manager typically will seek to hedge interest rate and credit risk by using interest rate futures or swaps and credit derivatives.

Credit sensitive investing involves taking positions where the Investment Manager expects that the financial condition of the underlying company will improve and credit spreads of the convertible bond will narrow. Such a view may be based on improved trends in earnings, refinancing of existing debt or the selling of assets. The credit risk of such a position typically will be largely unhedged.

Activist investing relies on the ability of a manager with a significant economic stake in the equity, debt, convertible bond or other instruments of a company to influence management and corporate decisions in such a way as to increase the value of the holdings. Examples include seeking management changes, selling business units, securing special dividends and influencing financial restructurings.

Statistical Arbitrage

Statistical arbitrage is a strategy that seeks to exploit temporary price disparities among equity securities that historically have maintained stable price relationships. The strategy uses quantitative models to determine which securities to purchase and which to sell short and to measure market exposure. Often, these models rely upon fundamental balance sheet and income statement data such as: earnings yield, dividend yield, revisions in earnings forecasts, relationships between market capitalization, revenues and net asset values, earnings forecasts and price histories. Other approaches utilize factor analysis to measure factor

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risks and relative attractiveness. Investment Managers that employ the strategy purchase and sell securities in relative quantities in a manner designed to result in an aggregate portfolio that is typically neutral to broad equity market movements and/or to exposure across sectors, investment style and market capitalization.

Fixed-Income Arbitrage

Fixed-income arbitrage includes a variety of strategies involving investments in fixed-income instruments that are weighted in an attempt to eliminate or reduce exposure to changes in the level of interest rates. These strategies attempt to exploit relative perceived mispricings (i.e., anomalous yield differences) between related sets of fixed-income securities. The generic types of fixed-income arbitrage trades include the following: yield curve arbitrage, swap spreads versus government yield spreads, cash versus futures basis trades, and U.S. government agency debt versus U.S. Treasuries.

Option Volatility Arbitrage

Option volatility arbitrage strategies trade volatility as an asset class. Investment Managers in this strategy focus on and invest in the volatility levels of an asset (or group of assets) rather than the price of such asset(s). For example, an Investment Manager may not have a defined view as to whether U.S. stocks are more likely to rise or fall; however such manager may have a clear view that the volatility of U.S. stocks will increase, and may therefore purchase call options on the Chicago Board of Options Exchange Volatility Index (“VIX”) which is a volatility index of the S&P 500. Option volatility arbitrage managers may express their views via liquid instruments including exchange-traded options (e.g. VIX) and over-the-counter variance swaps on various asset classes including equities, foreign exchange, interest rates, and commodities. Managers may choose to be long these instruments if they believe forward-looking volatility in these asset classes will rise; be short these instruments if they believe forward-looking volatility in these asset classes will fall; or apply relative value arbitrages if they believe forward-looking volatility in one asset classes will rise/fall relative to another.

Event Driven Strategies

Event driven strategies include investing in spin-offs, stub-trades, post-restructuring equities, post-bankruptcy equities, risk (merger) arbitrage, litigation equity trades and recapitalizations. A post-restructuring equity investment involves purchasing the equity of a company that has completed a recent restructuring, most commonly as part of a bankruptcy plan. Spin-offs are subsidiaries of large public companies that are distributed to shareholders as a means of enhancing shareholder value.

Risk arbitrage is a strategy that seeks to capitalize on perceived pricing discrepancies, or “spreads,” in the equity securities of two companies involved in announced corporate transactions, such as mergers, tender or exchange offers, reorganizations, liquidations and recapitalizations. For merger transactions, the strategy typically entails buying the security of the company being acquired, while simultaneously selling short the security of the acquirer. When a merger deal is pending, uncertainty about the outcome typically creates a pricing disparity; the stock of the target company typically sells at a discount to the expected acquisition price.

Investment Managers investing in merger arbitrage seek to capture the spread between the current stock price and the price upon the completion of the deal. In a cash/tender transaction, the Investment Manager seeks to capture the spread between the tender price and the price at which the target company’s stock is trading.

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Multi-Strategy

Multi-strategy portfolios seek to obtain a broad range of the various strategies discussed herein. As such, multi-strategies portfolios are subject to the risks and limitations of the various underlying strategies that they use. While a multi-strategy portfolio seeks to limit the losses due to any particular underlying strategy via diversification, certain underlying strategies can exhibit highly correlated losses during certain market periods.

Equity Strategies

Equity strategies involve the purchase and/or short sale of equity and equity-linked instruments in global markets. Equity-linked instruments may include the following, all of which offer some form of equity-oriented exposure: equity options, futures, swaps or equity-linked notes. Managers may prefer to invest through these instruments instead of traditional equities if they perceive benefits such as: cost efficiency, enhanced liquidity, potential for limited downside in some cases, potential for excess returns and/or the ability to be used for hedging purposes. An equity Investment Manager may focus on a particular capitalization range (e.g., small cap vs. large cap) or a particular industry sector (e.g., healthcare, technology, or consumer), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate, investing in securities without specific regard for their issuers’ capitalization, sector or geography. Some Investment Managers may employ an activist approach whereby they attempt to influence company management to take specific measures to maximize shareholder value, while others may utilize “top-down” macroeconomic analysis to guide capital-allocation strategies and fundamental security selection. An equity Investment Manager typically seeks to capitalize on discrepancies between such Investment Manager’s own evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of such security, on the one hand, and the consensus view reflected in the market price of such security, on the other hand. Some Investment Managers also may seek to extract value by being more trading-oriented or catalyst-driven.

To the extent Grosvenor-Managed Accounts, including the Master Fund, invest with equity Investment Managers, Grosvenor focuses and expects to continue to focus on Investment Managers that primarily employ “hedged equity” investment strategies. A hedged equity Investment Manager typically implements its particular investment strategy by establishing long and short positions in equity or equity-linked instruments. However, although most hedged equity Investment Managers focus on establishing both long and short positions, some of these Investment Managers may focus exclusively on establishing long or short positions. In addition to selling securities short, an equity Investment Manager may seek to hedge portfolio exposure by using instruments such as exchange-traded funds, equity-linked options, index options and futures. An equity Investment Manager also may seek to manage risk by adopting “top-down” constraints on leverage, limits on net market exposure, net regional exposure and net sector exposure, position size limits, position stop-loss limits and parameters relating to the number of its positions.

Macro Strategies

Global macro includes a variety of strategies involving investments based on analysis, expectations, and forecasts of macroeconomic trends; government and central bank policies; various macroeconomic and/or geopolitical events;, and overall themes impacting regions, countries, sectors, or specific companies and the resulting impact on global capital markets. Specifically, trades within these strategies are typically based on analysis of broad systematic factors including: governmental and central bank policies; political changes; deficit trends; trade imbalances; interest rate trends; commodity price trends; global investor

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sentiment; and inter-country government relations. Global macro strategies may be discretionary in nature based on fundamental research regarding the above factors or may be systematically driven by models based on available fundamental macroeconomic and/or price data.

Commodities Strategies

Investing in commodities includes a variety of strategies involving investments based on the evaluation of market data and relationships as they pertain to commodity markets, including energy, agriculture, resources and metals. Investment Managers pursuing these strategies analyze a number of factors including: supply and demand; legislative and environmental policy changes; trends in growth rates and resource consumption; changes in global monetary and trade policy; geopolitical events; and technical factors. Commodity strategies may be discretionary in nature based on fundamental research regarding the above factors or may be systematically driven by models based either on available fundamental macroeconomic and/or price data, or technical factors.

Grosvenor considers and evaluates commodity investment managers that perform fundamental research and make discretionary trading decisions as well as managers that employ systematic investment processes designed to make investment decisions based on mathematical, algorithmic or technical models. Commodity investment managers generally seek to anticipate changes in market fundamentals and prices or identify situations where prices do not properly reflect fundamentals. Commodity strategies may be long/short directional, relative value, spread or volatility oriented. Commodity investment managers typically invest in liquid instruments including exchange traded futures and options.

Notwithstanding the foregoing, as described further in this Prospectus, with respect to the Master Fund and the Fund, Grosvenor has claimed an exclusion from the definition of the term “commodity pool operator” under Commodity Futures Trading Commission (the “CFTC”) Regulation 4.5 promulgated under the Commodity Exchange Act, as amended (“CEA”). Such regulation subjects investments in derivative instruments regulated under the CEA, including futures, swaps and options as futures, to certain threshold limitations. Accordingly, neither the Master Fund nor the Fund should be viewed as a vehicle for trading in the commodity futures or commodity options markets.

Portfolio Hedging Strategies

If conditions warrant, Grosvenor employs four primary hedging strategies: dedicated short equity, synthetic short equity, dedicated short credit, and tail risk protection. Each of these strategies are described in more detail below.

Dedicated Short Equity

Short equity strategies involve the short sale of equity and equity-linked instruments in global markets that would profit in the event of a decrease in the price of such securities. A dedicated short equity Investment Manager may focus on a particular capitalization range (e.g., small cap vs. large cap) or a particular industry sector (e.g., healthcare, technology, or consumer), may employ a specific investment style or may pursue a broad mandate (i.e., selling securities short without specific regard for their issuers’ capitalization, sector or geography). Some Investment Managers may employ a “top-down” macroeconomic analysis to guide their capital-allocation strategies and/or fundamental security selection. Investment Managers that pursue this strategy typically seek to capitalize on discrepancies between such Investment Manager’s own evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of such security, on one hand, and the consensus view reflected in the market price of such security, on the other hand. Some Investment Managers also may seek to extract value by being more trading-oriented or catalyst driven.

INVESTMENT PROGRAM

Synthetic Short Equity

Synthetic short equity strategies involve constructing trades that are designed to synthetically “recreate” the return profile obtained from the short sale of equity and equity-linked instruments in global markets in the event of a decrease in the price of such securities. Investment Managers that follow a synthetic short equity strategy may use convertible bonds, single name equity options, index equity options, or other derivatives to simulate the payoff of a short stock position. One example of a synthetic short equity trade would be to sell equity call options and use the proceeds to purchase equity put options on the same underlying stock and with the same expiration date.

Dedicated Short Credit

Dedicated short credit involves shorting individual investment-grade or high-yield credits that exhibit either perceived anomalous pricing relative to similar credits or perceived weakening fundamentals with a high probability of credit deterioration. The short position typically is established using a CDS. In addition to using a single name CDS to short specific issuers, an Investment Manager also may use specific indices, such as the Dow Jones CDX suite of index products, to short the overall investment-grade market or specific sectors.

Tail Risk Protection

Tail risk protection strategies are portfolio hedging strategies that are designed to provide convex payoffs during extreme market crises. Tail risk protection strategies generally invest in highly liquid financial derivatives and other securities that are expected to be profitable when global capital markets decline precipitously and volatility rises sharply. The generic types of tail risk protection trades include, but are not limited to, the following: equity index puts and put spreads at various strike points, credit index protection positions at various strike points, volatility based securities such as variance swaps and Chicago Board of Trade Volatility Index options, directional currency positions, and directional commodity positions. While tail risk strategies are expected to provide positive returns when global capital markets decline significantly, they are a form of portfolio “insurance” and, as such, are expected to perform poorly (and could potentially lose all or substantially all capital allocated to them) when global capital markets are stable or upward-trending while providing positive returns when global capital markets decline significantly.

Modifications of Grosvenor’s Investment Process

The discussion above summarizes Grosvenor’s investment process in effect as of the date of this Prospectus. Grosvenor has modified its investment process from time to time in the past, and expects to continue to modify its investment process from time to time in the future. Such modifications may be material and may be made without notice to investors in the Master Fund.

Other Investment Management/Advisory Services

Temporary Investments and Hedging Transactions

Grosvenor may from time to time invest the Master Fund’s assets directly in the types of financial instruments in which Investment Funds invest (“Direct Investments”). Although Direct Investments may be made to recognize gains, Direct Investments are typically (i) for hedging purposes involving the purchase or sale of securities or derivatives to reduce certain exposures of the Master Fund (e.g., the purchase of puts on the S&P 500 index) and (ii) for cash management purposes (e.g., the purchase of high quality, fixed income securities, money market instruments, money market mutual funds, or cash or cash equivalents). Direct Investments are expected to be minimal in light of Grosvenor’s focus on investing in Investment Funds.

INVESTMENT PROGRAM

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the investment objectives of the Fund, the Master Fund or any Investment Fund will be achieved or that their investment programs will be successful. In particular, each Investment Manager’s use of, among other things, leverage, short sales and derivative transactions, and limited diversification can, in certain circumstances, result in significant losses to the Master Fund and, in turn, the Fund. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

General

This section discusses the types of investments generally made by the Investment Managers and the related risk factors with respect to such investments. The impact of a particular risk on an Investment Fund managed by an Investment Manager will impact the Master Fund and, in turn, have a corresponding impact on the Fund.

All securities investments risk the loss of capital. The value of the Fund’s total net assets should be expected to fluctuate based on the fluctuation in the value of the Investment Funds in which the Master Fund invests. To the extent that the portfolio of an Investment Manager is concentrated in securities of a single issuer or issuers in a single industry, the risk of any investment decision is increased. An Investment Manager’s use of leverage is likely to cause the value of the Investment Manager’s portfolio to appreciate or depreciate at a greater rate than if leverage were not used.

Equity Securities

Investment Managers’ investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Investment Managers also may invest in depository receipts relating to foreign securities. (See “Foreign Securities” below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Investment Managers may purchase securities in all available securities trading markets.

Common Stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Preferred Stocks. Preferred stock generally has a preference as to dividends and upon the event of liquidation, over an issuer’s common stock, but it ranks junior to debt securities in an issuer’s capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer’s common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally: (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by an Investment Fund is called for redemption, the Investment Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on an Investment Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Master Fund.

Bonds and Other Fixed-Income Securities

Investment Managers may invest in bonds and other fixed-income securities. Investment Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

Investment Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Investment Manager to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Foreign Securities

Investment Managers may invest in securities of foreign issuers and in depository receipts, such as American Depository Receipts (“ADRs”), that represent indirect interests in securities of foreign issuers. Foreign securities in which Investment Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of an Investment Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of an Investment Fund’s foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, an Investment Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging industrialized and less developed countries.

An Investment Manager may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving an Investment Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by an Investment Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Fund anticipates purchasing or selling a foreign security. This technique would allow the Investment Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between an Investment Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund’s investment objective, such as when an Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

securities denominated in those currencies are not then held in the Investment Fund’s investment portfolio. There is no requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

Emerging Markets

Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets would be heightened. In addition, unanticipated political or social developments may affect the values of an Investment Fund’s investments and the availability to the Investment Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make an Investment Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

Leverage

Borrowing by Investment Funds and/or the Master Fund for investment purposes (a practice known as “leverage”) is a speculative practice that involves certain risks. Some or all of the Investment Managers may make margin purchases of securities and, in that regard, borrow money from brokers and banks for investment purposes.

Trading equity securities on margin generally involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

Although leverage will increase investment return if an Investment Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Investment Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of an investment in the Investment Funds. In the event that an Investment Fund’s equity or debt instruments decline in value, the Investment Fund could be subject to a “margin call” or “collateral call,” pursuant to which the Investment Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Investment Fund’s assets, the Investment Manager might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Investment Manager also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

assets (including such indebtedness). Since the Investment Funds generally will not be registered under the 1940 Act, these limits generally would not apply to the Investment Funds and, therefore, the Master Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Investment Funds and the volatility of the value of Shares may be great.

In order to obtain “leveraged” market exposure in certain investments and to increase overall returns, an Investment Manager may purchase options and other synthetic instruments that do not constitute “indebtedness” for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risk of loss.

Short Sales

Some or all of the Investment Managers may attempt to limit an Investment Fund’s exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. In addition, the Investment Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, an Investment Fund may “short” a security of a company if, in the Investment Manager’s view, the security is over-valued in relation to the issuer’s prospects for earnings growth.

To effect a short sale, the Investment Manager will borrow a security from a brokerage firm to make delivery to the buyer. The Investment Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Manager, which would result in a loss or gain, respectively. These techniques are speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on an Investment Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security, which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

An Investment Fund may also make short sales against-the-box, in which it sells short securities it owns or has the right to obtain without payment of additional consideration. If an Investment Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. An Investment Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box.

Reverse Repurchase Agreements

Reverse repurchase agreements involve a sale of a security by an Investment Fund to a bank or securities dealer and the Investment Fund’s simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Investment Fund. Reverse repurchase transactions are a form of leverage, which may also increase the volatility of an Investment Fund’s investment portfolio.

Foreign Currency Transactions

The Investment Managers may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns, particularly if the Investment Manager expects a decrease in the value of the currency in which the foreign security is denominated.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve an Investment Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Investment Fund contracted to receive in the exchange. An Investment Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Money Market Instruments

Each Investment Manager may invest, for defensive purposes or otherwise, some or all of an Investment Fund’s assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Investment Manager deems appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Master Fund also may invest in these instruments. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings

The Investment Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Special Investment Instruments and Techniques

The Investment Managers may utilize a variety of special investment instruments and techniques (a number of which are described below) to hedge the portfolios of the Investment Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue an Investment Fund’s investment objective. These strategies may be executed through derivative transactions. The instruments the Investment Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Investment Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives. Some or all of the Investment Managers may invest in, or enter into financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate (“Derivatives”). Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit an Investment Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Investment Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

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Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on an Investment Fund’s performance.

If an Investment Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund’s return or result in a loss. An Investment Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if an Investment Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

Options and Futures. The Investment Managers may utilize options and futures contracts. They also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Investment Fund’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Manager may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Managers also may include options on baskets of specific securities.

The Investment Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes an Investment Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on an Investment Fund’s books or with the Investment Fund’s custodian to fulfill the obligation undertaken. The sale of such an option exposes an Investment Fund during the term of the option to a decline in price of the underlying security while depriving the Investment Fund of the opportunity to invest the segregated assets.

An Investment Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. An Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, an Investment Manager would ordinarily make a similar “closing sale transaction,” which involves liquidating the Investment Fund’s position by selling the option previously purchased, although the Investment Manager would be entitled to exercise the option should it deem it advantageous to do so.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

The Investment Funds may use Derivatives that are subject to regulation by the CFTC. However, with respect to the Master Fund and the Fund, Grosvenor has claimed an exclusion from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 promulgated under the CEA. To that end, neither the Master Fund nor the Fund intends to invest in commodity interests (i) with aggregate net notional value equal to 100% or more of the Fund’s net assets, or (ii) for which the initial margin and premiums exceed 5% of its net assets, in each case excluding bona fide hedging transactions. As such, neither the Master Fund nor the Fund is currently subject to registration or regulation as a commodity pool under the CEA. As of the date of this Prospectus, the scope of this rule is still uncertain with respect to, among other things, fund of funds such as the Master Fund and the Fund. Any necessary compliance and reporting obligations to comply with additional CFTC regulation may increase Master Fund and Fund expenses or otherwise negatively impact the Master Fund and the Fund.

The Investment Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits an Investment Manager might realize in trading could be eliminated by adverse changes in the exchange rate, or an Investment Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss to the Investment Funds which could adversely affect the value of the Master Fund’s net assets and result in a loss to the Fund. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Funds to substantial losses.

Successful use of futures also is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

Pursuant to regulations or published positions of the SEC, an Investment Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. If an Investment Manager is required to do so, the segregation of such assets will have the effect of limiting its ability to otherwise invest those assets.

Some or all of the Investment Managers may purchase and sell stock index futures contracts for the Investment Funds. A stock index future obligates an Investment Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

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Some or all of the Investment Managers may purchase and sell interest rate futures contracts for the Investment Funds. An interest rate future obligates an Investment Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Investment Managers may purchase and sell currency futures. A currency future obligates an Investment Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices. Some or all of the Investment Managers may purchase and sell for the Investment Funds call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Investment Manager of options on stock indexes will be subject to the Investment Manager’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements. Some or all of the Investment Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of the Investment Funds. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Investment Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, an Investment Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund’s risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive.

Credit Default Swaps. Some or all of the Investment Managers may purchase or sell credit default swaps, which are structured to transfer the credit exposure of fixed income products between parties. Under such transactions, the purchaser of the credit default swap will make payments to the seller, and in return, the seller agrees to pay off the debt if the underlying third party defaults on the loan. Investment Managers may use credit default swaps for hedging (and non-hedging) purposes, as the swaps may act as protection against non-payment by the underlying third party by transferring the risk of default from the holder of the security (the buyer) to the seller of the swap. When used in respect of a basket of securities or an index, credit default swaps may be used to profit from changes in the perceived credit risk of the referenced securities. If the Investment Manager incorrectly assesses the amount or timing of these changes, the position may lose money, possibly on an economically leveraged basis.

Lending Portfolio Securities

Some or all of the Investment Managers may lend securities from their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending portfolio continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. An Investment Fund might experience losses if the institution with which the Investment Fund has engaged in a portfolio loan transaction breaches its agreement with the Investment Fund.

When-Issued and Forward Commitment Securities

Some or all of the Investment Managers may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, if effected by the Master Fund, will be subject to the Master Fund’s limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Manager on a forward basis will not honor its purchase obligation. In such cases, an Investment Fund may incur a loss.

Restricted and Illiquid Investments

Although it is anticipated that most Investment Funds will invest primarily in publicly traded securities, they generally may invest a portion of the value of their total assets in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

Where registration is required to sell a security, an Investment Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Investment Manager may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, an Investment Fund might obtain a less favorable price than prevailed when it decided to sell. Investment Managers may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

In addition, the Master Fund’s interests in unregistered Investment Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an Investment Fund pursuant to limited withdrawal rights. In general, most of the Investment Funds in which the Master Fund invests provide for periodic withdrawals of capital ranging from monthly to annually and, in some cases, have lock up provisions under which the Master Fund may not withdraw capital for a specified period after the date of its contribution. Additionally, the governing documents of the Investment Funds generally provide that the Investment Fund may suspend, limit or delay the right of its investors, such as the Master Fund, to withdraw capital. The illiquidity of these interests may adversely affect the Master Fund were it to have to sell interests at an inopportune time.

Use of Proceeds; Cash Equivalents

The net proceeds of the offering of Shares (after payment of expenses) are expected to be invested at all times in accordance with the investment objectives and policies of the Master Fund as soon as practicable, consistent with normal market conditions and the availability of suitable investments, and in any event not more than after six months of receipt. The Master Fund may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (See “Types of Investments and Related Risk Factors—Money Market Instruments.”) The Investment Managers may also invest in such cash equivalents.

INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Fund’s outstanding voting securities (as defined by the 1940 Act). The Fund’s fundamental investment restrictions are as follows:

(1)

The Fund will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry, except that: the Fund may pursue its investment objectives by investing substantially all of its assets in the Master Fund (or another investment company that has the same investment objective and substantially the same investment policies as the Fund); and the Fund (if it invests directly in Investment Funds rather than investing in the Master Fund) and the Master Fund will invest 25% or more of the value of their total assets in Investment Funds, except during temporary adverse market conditions affecting Investment Funds in which they may invest, but will not invest 25% or more of the value of their total assets in Investment Funds that focus on investing in any single industry or group of related industries.

(2)

With respect to 75% of its total assets, the Fund will not invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer, except that such limitations do not apply to U.S. Government securities and securities of other investment companies.

(3)

The Fund will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Fund may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Fund of “senior securities” representing indebtedness, and (b) the Fund may borrow money from banks for temporary or emergency purposes or in connection with repurchases of, or tenders for, Shares.

(4)	The Fund will not underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in connection with the disposition of its portfolio securities.

(5)

The Fund will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund’s investment policies.

(6)

The Fund will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

(7)	The Fund will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

While it is in the current master/feeder structure, with respect to its own investment restrictions, the Fund will “look through” to the Master Fund’s investments.

The Master Fund adheres to fundamental investment restrictions that are substantially the same as those of the Fund. These investment restrictions may not be changed by the Master Fund without the vote of a majority of the outstanding voting securities of the Master Fund. The investment restrictions and other policies described herein do not apply to Investment Funds. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s or the Master Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Fund, means the vote, at an annual or a special meeting of the security holders of the Fund duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the company, whichever is less.

The Adviser will not cause the Fund to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Fund, the Master Fund and Investment Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (See “Conflicts of Interest” and “Brokerage.”)

ADDITIONAL RISK FACTORS

Borrowing

The Fund and the Master Fund are authorized to borrow. The Fund and the Master Fund may borrow money for certain purposes, such as making payments to Investment Funds in accordance with the Master Fund’s investment commitments and paying fees and expenses of the Fund and the Master Fund, subject to any limitations imposed by applicable law. The Fund and the Master Fund must maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Master Fund may be required to liquidate investments in Investment Funds to reduce its borrowings and restore the 300% asset coverage at times or in amounts that are not advantageous to the Master Fund. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund and/or the Master Fund, as applicable. The Fund and the Master Fund may borrow money from time to time on a short-term basis for liquidity purposes. All interest and other fees charged under any line of credit will be paid by the Fund or the Master Fund, as applicable. If the cash flows of the Master Fund are insufficient to meet required payments on a line of credit, the Master Fund could be forced to liquidate investments in Investment Funds at times or in amounts that are not advantageous to the Master Fund.

Investment Manager Incentive Compensation

Each Investment Manager generally will receive performance-based compensation, expected to range from 15% to 25% of net profits. The performance-based compensation that will be received by an Investment Manager may create an incentive for the Investment Manager to make investments that are riskier or more speculative than those that might have been made in the absence of the performance-based compensation. In addition, because the performance-based compensation will be calculated on a basis that includes realized and unrealized appreciation of an Investment Fund’s assets, the performance-based compensation may be greater than if it were based solely on realized gains. The fees and other expenses borne by the Master Fund, including the performance-based compensation indirectly payable by the Master Fund as a result of its investments in Investment Funds, are higher than those of other registered investment companies.

Liquidity Risks

Shares are not traded on any securities exchange or other market and are subject to substantial restrictions on transfer. Although the Fund may offer to repurchase Shares from time to time, a Member may not be able to liquidate its Shares of the Fund for an extended period of time. The Adviser expects that it will recommend to the Board of Directors that the Fund offer to repurchase Shares from Members four times each year, effective at the end of each calendar quarter. (See “Redemptions, Repurchases of Shares and Transfers.”)

Distributions of proceeds upon the repurchase of a Member’s Shares may be delayed as a result of restrictions on withdrawals imposed by the Investment Funds in which the Master Fund’s, and indirectly, the Fund’s assets are invested. The ability of the Master Fund to withdraw any amount invested in an Investment Fund may be subject to certain restrictions and conditions, including restrictions on the withdrawal of interests for a specified period (a “lock-up”), restrictions on the amount of withdrawals and the frequency with which withdrawals can be made, and investment minimums which must be maintained. Additionally, Investment Managers typically reserve the right to suspend withdrawals and to satisfy withdrawals by making distributions in-kind of securities which may not be marketable, under certain circumstances. During the financial market crisis that began in 2008, an unprecedented number of private investment funds suspended withdrawals/redemptions, allocated substantial portions of their portfolios to “special purpose vehicles” with delayed liquidity and/or “side-pocketed” or “designated” portions of their portfolios, due to what the investment managers of such funds believed to be an inability to effect portfolio transactions at reasonable

ADDITIONAL RISK FACTORS

price levels. In addition, although the Investment Managers generally invest in marketable securities, an Investment Manager may invest in securities or other investments which are illiquid or have limited liquidity, including, but not limited to, restricted securities which may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. For these reasons, it is possible that a significant portion of the Master Fund may become illiquid or have limited liquidity, which would adversely affect the ability of the Fund to make offers to repurchase Shares.

Distributions to Members and Dividend Reinvestment

Distributions will be paid at least annually on the Shares in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor requiring routine distributions of income.

Each Member will automatically be a participant under the Fund’s Dividend Reinvestment Plan (“DRP”) and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Fund or to a Member’s broker or other intermediary (who should be directed to inform the Fund).

Counterparty Credit Risk

Many of the markets in which the Investment Managers effect their transactions are “over-the-counter” or “inter-dealer” markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange-based” markets. To the extent an Investment Fund enters into swaps or other transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it assumes a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Investment Funds are also subject to the risk that counterparties will not settle transactions in accordance with their terms and conditions because of disputes over the terms of the contracts (whether or not bona fide) or because of credit or liquidity problems, which may result in Investment Funds suffering losses. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where an Investment Fund has concentrated its transactions with a single or small group of counterparties. Investment Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Investment Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Master Fund.

Manager Risks

Generally, the risks associated with the Master Fund’s investments with Investment Managers includes:

•        an Investment Manager’s dependence on a strictly limited number of key professionals;

•        significant structural changes in an Investment Manager’s operations;

•        fraud or misrepresentation on the part of an Investment Manager or its personnel;

•        an Investment Manager’s failure to comply with applicable legal, registration, tax or regulatory requirements;

•        human error and poor judgment on the part of an Investment Manager’s personnel; and

ADDITIONAL RISK FACTORS

• systems malfunctions and other operational failures.
Regulatory Risks

Generally, the risks associated with:

•        investing both in unregulated entities and in securities sold in unregistered offerings;

•        the Adviser, the Distributor, the Fund, the Master Fund, the Investment Managers and the Investment Funds operating in a changing regulatory environment, including the risks of regulatory inquiries, new legislation, new regulations and government intervention; and

•        the Fund and the Master Fund needing to comply with numerous regulations restricting their offering procedures.

Special Risks of Multi-Manager Structure

The Investment Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Fund, as an indirect investor in these Investment Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds. Although Grosvenor receives detailed information from each Investment Manager regarding its investment performance and investment strategy, Grosvenor may have little or no means of independently verifying this information. An Investment Manager may use proprietary investment strategies that are not fully disclosed to Grosvenor, which may involve risks that are not anticipated by Grosvenor.

The Master Fund relies primarily on information provided by Investment Managers in valuing its investments in Investment Funds. There is a risk that inaccurate valuations provided by Investment Managers could indirectly adversely affect the value of Shares and the amounts Members receive upon the repurchase of Shares.

For the Fund to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Master Fund, which, in turn, receives such information from the Investment Managers.

An investor who meets the conditions imposed by the Investment Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly with the Investment Managers. By investing in the Investment Funds indirectly through the Fund, a Member bears a pro rata portion of the asset-based fee and other expenses of the Fund and a pro rata portion of the asset-based fees and other expenses of the Master Fund and also indirectly bears a pro rata portion of the asset-based fees, performance-based compensation and other expenses borne by the Master Fund as an investor in Investment Funds.

Each Investment Manager receives any performance-based compensation to which it is entitled irrespective of the performance of the other Investment Managers and the Master Fund generally. Accordingly, an Investment Manager with positive performance may receive performance-based compensation from the Master Fund, and thus indirectly from the investors in the Fund, even if the Master Fund’s overall returns are negative. Investment decisions for the Investment Funds are made by the Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing shares of an issuer whose shares are being sold by another Investment Fund. Consequently, the Master Fund could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

The Master Fund may make additional investments in or effect withdrawals from Investment Funds only at certain times pursuant to limitations set forth in the governing documents of the Investment Funds. Therefore, the Master Fund may not be able to withdraw its investment in an Investment Fund promptly after it has made a decision to do so, which may result in a loss to the Master Fund and

ADDITIONAL RISK FACTORS

adversely affect the Fund’s investment return. Additionally, the Master Fund from time to time may have to invest some of its assets temporarily in money market securities or, subject to the limitations of the 1940 Act, money market funds, due to these limitations.

The Master Fund expects it may purchase non-voting securities of an Investment Fund or waive some or all of its right to vote its securities with respect to Investment Funds. Consequently, in that situation, it may not be able to vote (or would have its vote limited) on matters that require the approval of the investors in the Investment Fund, including matters that could adversely affect the Master Fund’s investment in the Investment Fund.

Investment Funds may be permitted to redeem their interests in-kind. Thus, upon the Master Fund’s withdrawal of all or a portion of its interest in an Investment Fund, the Master Fund may receive securities that are illiquid or difficult to value. In the event the Fund were to receive such securities from the Master Fund, it would be required to dispose of such securities either through liquidation or by distributing such securities to Members in connection with a repurchase by the Fund of all or a portion of Shares of Members.

The Master Fund may, as a condition of investment in an Investment Fund, agree to indemnify such Investment Fund and/or its Investment Manager from any liability, damage, cost or expense arising out of various matters where the Investment Fund or Investment Manager has been adversely affected by the actions of the Master Fund.

Potential Failure of Grosvenor’s Investment Methodology

Grosvenor’s methodology for selecting investment strategies and Investment Managers, developing portfolios of multiple Investment Managers and allocating the Master Fund’s assets among them, may prove unsuccessful in generating profits or avoiding losses.

Global Macro Strategy

Grosvenor incorporates an element of its own analysis of macroeconomic conditions and economic variables into its determination of the strategies selected for the Master Fund. Grosvenor’s inclusion of an element of its own market judgment into its Investment Manager selection process adds an additional dimension of risk, as Grosvenor’s economic analysis may be materially incorrect as well as variable and inconsistent over time.

Portfolio Hedging Strategy

Grosvenor may invest Master Fund capital in this defensive strategy intended (although there can be no assurance that it will be effective) to mitigate losses in the Master Fund in the event of major market disruptions such as those that occurred in 2008-2009. Disruptions of such magnitude historically have been rare and, as a result, the cost of hedging this risk may be excessive over time. An allocation to the portfolio hedging strategy is expected to perform poorly (and could potentially lose all or substantially all capital allocated to it) when global capital markets are stable or upward-trending. There can be no assurance that the Master Fund will, in fact, mitigate losses or that a “tail event” will occur during a period in which the Fund makes portfolio hedging investments.

Event-Driven Investing

Event-driven investing is characterized by relatively small profits on most investments when an event is consummated as expected and relatively large losses when an event is not consummated as expected, either because the anticipated event does not happen or the terms are adversely changed. Successful event-driven investing requires Investment Managers to analyze and evaluate the unique set of facts and circumstances of each event and to make judgments on the: (i) expected price to be realized; (ii) time to completion; (iii) probability of success; and (iv) loss if the investment goes wrong. There can be no assurance that Investment Managers will correctly evaluate these factors.

ADDITIONAL RISK FACTORS

Relative-Value Hedging Strategies

The use by certain Investment Managers of “relative-value” hedging or arbitrage strategies does not necessarily mean that those strategies are without risk or substantial cost. Substantial losses may be recognized on “hedge” or “arbitrage” positions, and illiquidity and default on one side of a “relative-value” position can effectively result in the position being transformed into an outright speculation. “Relative-value” strategies typically are dependent on market liquidity. In 1994, 1998 and again in 2008-2009 when market liquidity was sharply reduced, a number of investment funds pursuing “relative-value” strategies incurred total losses.

Credit Strategies

Credit strategies are designed to isolate attractive opportunities in various fixed income securities, typically focused on corporate. Credit strategies are typically subject to the many of the same risks as traditional fixed income strategies, including but not limited to interest rate risk, credit risk, and prepayment risk. Such risks may be exacerbated by the fact that Investment Manager’s may engage in the use of credit derivatives in order to gain exposure to a certain position. Finally, while credit strategies are diverse, they can exhibit highly correlated losses during certain market periods.

Multi-Strategy

Multi-strategy portfolios seek to obtain a broad range of the various strategies discussed herein. As such, multi-strategies portfolios are subject to the risks and limitations of the various underlying strategies that they use. While a multi-strategy portfolio seeks to limit the losses due to any particular underlying strategy via diversification, certain underlying strategies can exhibit highly correlated losses during certain market periods.

Equity Strategies

Equity strategies involve the purchase and/or short sale of equity and/or equity-linked instruments in global markets. Most Investment Managers that engage in equity strategies tend to engage in “stock picking” rather than investing in broad-based indices. Investment Managers tend to rely on fundamental analysis in order to identify overvalued and/or undervalued securities. A failure by the Investment Manager to properly value securities or a market environment where fundamental analysis struggles (e.g., highly correlated markets) may result in losses.

Commodities Strategies

Commodity strategies typically involve the purchase and/or sale of derivative instruments linked to various commodities including, but not limited to, energy, agriculture, resources and metals. Commodities strategies rely on the ability of the Investment Managers to properly identify attractive opportunities and to express those ideas via the appropriate instruments. There is no assurance that the Investment Managers will achieve both of those requirements. In addition, the use of derivative instruments, including the inherent leverage of derivative investments, adds an additional layer of risk to commodity strategies.

Legal and Regulatory Change

The regulation of the U.S. securities and derivatives markets, as well as the regulation of U.S. issuers of securities, has undergone substantial change in recent years, and such change is expected to continue for the foreseeable future. Similarly, substantial legal and regulatory changes also have occurred in major non-U.S. markets. The effects of legal or regulatory change on the Fund or the Investment Funds, while difficult if not impossible to predict, could be substantial and adverse. Certain changes could alter an expected investment outcome or introduce new uncertainty regarding investment outcomes. Other changes could reduce the utility of or eliminate altogether investment techniques or strategies that previously were profitable.

Risk of Total Loss

Investment Funds employing alternative investment strategies are subject to a “risk of total loss”—the risk that a previously low volatility and comparatively low risk strategy will incur sudden and dramatic losses—to which investment funds employing traditional strategies generally are not.

ADDITIONAL RISK FACTORS

Other Considerations

Other investors in the Master Fund may alone or collectively acquire sufficient voting interests in the Master Fund to control matters relating to the operation of the Master Fund. If other investors control the Master Fund, it could adversely affect the Fund’s ability to meet repurchase requests, which requires the cooperation of the Master Fund’s board of directors, could result in a change to the Master Fund’s investment objectives, or could have other adverse consequences to the Fund. As a result, the Fund could be required to withdraw its investment in the Master Fund or take other appropriate action. Any such withdrawal could result in an in-kind distribution of securities (as opposed to a cash distribution from the Master Fund). If securities and other non-cash assets are distributed, the Fund would incur brokerage, tax, or other charges in converting those assets to cash.

Distributions to Members

Distributions will be paid at least annually on the Shares in an amount representing substantially all of the net investment income and net capital gains, if any, earned each year. The Fund is not a suitable investment for any investor requiring routine distributions of income.

Each Member will automatically be a participant under the Fund’s DRP and have all income dividends and/or capital gains distributions automatically reinvested in Shares. Election not to participate in the DRP and to receive all income dividends and/or capital gain distributions, if any, in cash may be made by notice to the Fund or to a Member’s broker or other intermediary (who should be directed to inform the Fund).

Master/Feeder Structures

The Fund will not invest directly in Investment Funds. Instead, it will invest substantially all of its investable assets in the Master Fund. The Master Fund, in turn, purchases, holds and sells investments in accordance with its investment objectives and policies. The Board of Directors of the Fund believes that the fees and expenses of the Fund (including its share of the fees and expenses of the Master Fund as an investor in the Master Fund) will be less than or approximately equal to the expenses that the Fund would incur if its assets were invested directly in Investment Funds. The Fund does not have the right to withdraw its investment in the Master Fund. Instead, it may do so only through periodic repurchases by the Master Fund of the Fund’s interests in the Master Fund. This may limit the ability of the Fund to make offers to repurchase Shares. In addition, the Fund may receive securities and other investments from the Master Fund in lieu of cash when it withdraws capital from the Master Fund. The Fund will incur expenses in liquidating investments received in connection with any “in-kind” distributions. A change in the investment objectives, policies or restrictions of the Master Fund may cause the Fund to seek to have repurchased its interests in the Master Fund. Alternatively, the Fund could seek to change its investment objectives, policies or restrictions to conform to those of the Master Fund. The investment objectives and policies of the Master Fund are not fundamental and may be changed without the approval of investors in the Master Fund (including the Fund). These investors may include other investment funds, including investment companies that, like the Fund, are registered under the 1940 Act (including, without limitation, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC and Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, each a parallel entity that invests directly in the Master Fund), and other types of pooled investment vehicles that may or may not be investment companies registered under the 1940 Act. Investors in the Master Fund and the Fund will be notified if the Master Fund or the Fund changes its investment objectives.

Each member of the Master Fund, including the Fund, has the right to cast a number of votes based on the value of the member’s respective Shares at meetings of members called by the Master Fund Board. Except for the exercise of their voting privileges, members of the Master Fund are not entitled to participate in the management or control of the Master Fund’s business, and may not act for or bind the Master Fund.

BOARD OF DIRECTORS

The Board of Directors has oversight responsibility over the management and operations of the Fund and has approved the Fund’s investment program. It exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The persons comprising the Board of Directors (“Directors”) will not contribute to the capital of the Fund in their capacity as Directors, but may purchase Shares, subject to the eligibility requirements described in this Prospectus.

The Master Fund also has a board of directors that is comprised of the same persons who comprise the Board of Directors of the Fund. The Master Fund’s board of directors has oversight responsibility over the management and operations of the Master Fund.

Information regarding each of the Directors and officers of the Fund, including their principal occupations during the past five years, is set forth below. The business address of each Director and officer is c/o Grosvenor Registered Multi-Strategy Fund (W), LLC, 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611.

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR
Independent Directors

Henry S. Bienen (Born 1939) Director	Since June 18, 2013

President Emeritus (since 09/2009) and President (01/1995 to 08/2009) of Northwestern University.

Mr. Bienen currently serves on the boards of directors of Qatar Foundation Advisory Board; Ryan Specialty Group (member of the Organization and Compensation Committee); Rasmussen Inc. (Chairman); Onconova Therapeutics, Inc. (Audit Committee); ITHAKA (Chairman); Chicago Council Global Affairs (Executive Committee); Chicago Board of Education; UI LABS; and Steppenwolf Theatre (Executive Committee). He is a member of the Knight Commission on Intercollegiate Athletics and is also a consultant and advisor to Hindustan Times and senior advisor to Her Highness Sheikha Mozah. In addition, he is also on the steering committee of the Aga Khan Foundation in Chicago and a consultant to Deltak Company of John Wiley.

During the last five years he has also served on the boards of the New York Council on Foreign Relations (Chair, Nominating and Governance Committee); Gleacher and Company; United Football League (Chairman); Bear Stearns Companies Inc. (Audit Committee); SPSS Inc.; JSTOR and Grosvenor Master Fund Ltd.

			4

Alan Brott (Born 1942) Director	Since June 18, 2013	Consultant (since 1991); Associate Professor, Columbia University (since 2000); Former Partner of Ernst & Young. Mr. Brott serves as a manager of Excelsior Funds (7 funds) and serves as a director of Stone Harbor Partners Funds (6 funds).	4

BOARD OF DIRECTORS

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY DIRECTOR
Independent Directors

Brian P. Gallagher (Born 1967) Director	Since June 18, 2013	Partner, Twin Bridge Capital Partners. During the last five years he has also held the following positions: Principal, UIB Capital, Inc. (Investment Bank), 2005; Partner, PPM America Capital Partners, LLC (Private Equity), 1997 to 2005. Member of the Board of Directors of Twin Bridge Capital Partners, Renew Life, Inc. and HFS Chicago Scholars.	4

Victor J. Raskin (Born 1944) Director	Since June 18, 2013	Chief Investment Officer, YMCA Retirement Fund (2000-2010). Mr. Raskin currently serves as an independent board member of the Q India Equity Fund.	4

Thomas G. Yellin (Born 1953) Director	Since June 18, 2013	President, The Documentary Group (since 2006); President, Ten Times Ten LLC (since 2009); President, PJ Productions (2002-2006); and Executive Producer, ABC News (1989-2002). Mr. Yellin currently serves on the board of directors of Animoto and serves as a manager of Excelsior Funds (7 funds).	4

Interested Directors

Scott J. Lederman (Born 1956) Director, Chief Executive Officer and President	Since June 14, 2013	Managing Director (2000-Present), Grosvenor Capital Management, L.P. Mr. Lederman currently serves on the board of directors of S.A.C. Re Holdings, Ltd. and S.A.C. Re, Ltd.	4

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Officers who are not Directors

Zachary D. Weber (Born 1974) Chief Financial Officer and Treasurer	Since June 18, 2013	Vice President, Finance (2001-Present), Grosvenor Capital Management, L.P.

Girish S. Kashyap (Born 1981) Chief Legal Officer, Vice President and Secretary	Since June 18, 2013	Vice President, Legal (2010-Present) and Associate, Legal (2008-2010), Grosvenor Capital Management, L.P.; and Associate, Investment Management Group of K&L Gates LLP (2005-2008).

Jodie L. Crotteau (Born 1972) Chief Compliance Officer and Vice President	Since June 18, 2013

Vice President, Legal (2010-Present), Grosvenor Capital Management, L.P.; Vice President, Secretary and Compliance Director (2007-2010), Assistant Secretary (2005-2007), and Compliance Manager (2005-2006), Harbor Capital Advisors, Inc.; Assistance Secretary (2005-2010) and AML Compliance Officer (2007-2010), Harbor Funds; Assistant Secretary (2005-2010), Harbor Services Group, Inc.; and Assistant Secretary (2007-2010), Harbor Funds Distributors, Inc.

BOARD OF DIRECTORS

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE* AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Officers who are not Directors

Stephen W. Misner (Born 1984) Assistant Treasurer	Since June 18, 2013	Associate, Finance (2009-Present), Grosvenor Capital Management, L.P.; and Audit Associate—Financial Services (2007-2009), Deloitte & Touche LLP.

*	Each Director and officer serves for an indefinite term, until his/her successor is elected or in each case until he/she sooner dies, resigns, is removed or becomes disqualified.

BOARD OF DIRECTORS

The Directors serve on the Board of Directors for terms of indefinite duration. A Director’s position in that capacity will terminate if the Director is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Director may resign at any time (upon providing written notice to the other Directors) and may be removed either by vote of a majority of the Directors not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director so long as immediately after the appointment at least two-thirds (2/3) of the Directors then serving have been elected by Members. The Board of Directors may call a meeting of Members to fill any vacancy in the position of a Director, and must do so within 60 days after any date on which Directors who were elected by Members cease to constitute a majority of the Directors then serving.

Additional Information About the Directors

The Board believes that each of the Directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to his service as a Director of the Fund in view of the Fund’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Directors has served on boards for organizations other than the Fund and has significant board experience. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structure is reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning each particular Director and certain of his Director Attributes. The information provided below, and in the chart above, is not all-inclusive. The Director Attributes encompass a variety of factors, including, but not limited to, their financial and investment experience, academic background, willingness to devote the time and attention needed to serve, and past experience as a Director of the Fund, other investment companies, operating companies or other types of entities. No one factor is controlling, either with respect to the group or any individual. As discussed further below, the evaluation of the qualities and ultimate selection of persons to serve as Independent Director is the responsibility of the Fund’s Nominating and Governance Committee, consisting solely of Independent Directors. The inclusion of a particular factor below does not constitute an assertion by the Board of Directors or any individual Director that a Director has any special expertise that would impose any greater responsibility or liability on such Director than would exist otherwise.

Henry S. Bienen. Mr. Bienen has substantial senior executive experience, as well as significant board experience with financial services firms.

Alan Brott. Mr. Brott has substantial knowledge and experience in financial accounting, as well as significant Board experience, including board experience with other registered investment companies. Mr. Brott is one of the Board’s “audit committee financial experts” and is Chairman of the Audit Committee.

Brian P. Gallagher. Mr. Gallagher has substantial knowledge and experience in financial accounting, as well as significant senior executive experience in the investment management industry. Mr. Gallagher is one of the Board’s “audit committee financial experts”.

Scott J. Lederman. Mr. Lederman has substantial senior executive experience in the investment management industry.

Victor J. Raskin. Mr. Raskin has substantial knowledge and experience in the management of investment portfolios, as well as significant senior executive experience in the investment management industry.

Thomas G. Yellin. Mr. Yellin has substantial senior executive experience, as well as significant board experience, including board experience with other registered investment companies.

BOARD OF DIRECTORS

Board Leadership Structure

The business and affairs of the Fund shall be managed by or under the direction of the Directors. The Directors have delegated day-to-day management of the affairs of the Fund to the Adviser, subject to the Directors’ oversight. The Board of Directors is currently comprised of six Directors, five of whom are Independent Directors. All Independent Directors serve on the Audit Committee and Nominating and Governance Committee, as discussed below.

The Independent Directors have determined that they can act independently and effectively without having a Chairman of the Board and without designating a lead Independent Director. Only Independent Directors have been designated to chair the Audit Committee and the Nominating and Governance Committee, and from time to time one or more Independent Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board of Directors. The Fund’s Independent Directors interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate.

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. As further described below, the Board has established two standing committees: an Audit Committee and a Nominating and Governance Committee.

The Independent Directors have engaged their own independent legal counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Board has determined that its structure is appropriate in view of the specific characteristics and circumstances of the Fund, including, but not limited to: (i) the significant advisory and management services that the Adviser provides to the Funds and potential conflicts of interest that may arise from the Funds’ relationship with the Adviser; (ii) the extent to which the day-to-day operations of the Fund are conducted by Fund officers and employees of the Adviser; and (iii) the Board’s oversight role in management of the Fund.

Board Committees

During the most recently completed fiscal year for the Master Fund, the Master Fund Board held four meetings, the Audit Committee held five meetings and the Nominating and Governance Committee held one meeting. The Board of Directors does not have a compensation committee.

Audit Committee. The Board of Directors has formed an Audit Committee, comprised of the Independent Directors, the functions of which are oversight responsibility with respect to: (a) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund’s financial statements and the independent audit thereof; (c) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund’s independent auditors; and (f) the Fund’s internal audit function.

In addition, the Board of Directors has delegated to the Adviser, subject to the oversight of the Audit Committee and the Board, general responsibility for determining, in accordance with the “Valuation of Portfolio Securities” policy and procedures established by the Fund, the value of the assets held by the Fund as of any day on which the net asset value is determined.

Nominating and Governance Committee. The Board of Directors has formed a Nominating and Governance Committee, comprised of the Independent Directors. The duties and functions of the Nominating and Governance Committee include reviewing candidates for and making nominations of Independent Directors to the Board, periodically reviewing the composition of the Board to determine whether for any reason it may be appropriate to add new Directors, reviewing the membership of each committee established by the Board, and reviewing and making recommendations to the Board regarding the compensation of Independent Directors. The Nominating and Governance Committee believes that the significance of a nominee’s experience, qualifications, attributes or skills is

BOARD OF DIRECTORS

particular to that individual, meaning there is no single litmus test of these matters and that board effectiveness is best evaluated at a group level, not an individual level. As a result, the Nominating and Governance Committee has not established specific, minimum qualifications that must be met by an individual wishing to serve as a Director. When evaluating candidates for a position on the Board, the Nominating and Governance Committee considers the potential impact of the candidate, along with his/her particular experiences, on the Board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating and Governance Committee’s view as to the candidate. In assessing these matters, the Nominating and Governance Committee typically considers the following criteria, among other factors it may deem relevant:

•        the character and integrity of the person;

•        whether or not the person is qualified under applicable laws and regulations to serve as a Director of the Fund;

•        whether or not the person has any relationships that might impair his or her service on the Board;

•        whether nomination of the person would be consistent with the Fund’s policies and applicable laws and regulations regarding the number and percentage of Independent Directors on the Board;

•        whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund complexes;

•        whether or not the person is willing and able to serve and commit the time necessary for the performance of the duties and responsibilities of a Director of the Fund;

•        for nomination of a current Director, whether or not the Director has demonstrated a commitment to discharging the oversight responsibilities of a Director; and

•        a demonstrated record of professional accomplishment.

Risk Oversight

The Board considers its role with respect to risk management to be one of oversight rather than active management. The Fund faces a number of types of risks, including investment risk, legal and compliance risk, operational risk (including business continuity risk), reputational and business risk. The Board recognizes that not all risks potentially affecting the Fund can be identified in advance, and that it may not be possible or practicable to eliminate certain identifiable risks. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the investment adviser, have responsibility for the day-to-day management and operation of the Fund. The Board does not have responsibility for the day-to-day management of the Fund, and its oversight role does not make the Board a guarantor of the Fund’s investments or activities. As part of the Directors’ oversight responsibilities, the Directors generally oversee the Fund’s risk management policies and processes as these are formulated and implemented by the Fund’s management. These policies and processes seek to identify relevant risks and, where practicable, lessen the possibility of their occurrence and/or mitigate the impact of such risks if they were to occur. Various parties, including management of the Fund, the Fund’s independent registered public accountants and other service providers provide regular reports to the Board on various operations of the Fund and related risks and their management. In particular, the Fund’s Chief Compliance Officer regularly reports to the Directors with respect to legal and compliance risk management, the Chief Financial Officer reports on financial operations, and a variety of other

BOARD OF DIRECTORS

management personnel report on other risk management areas, including the operations of certain affiliated and unaffiliated service providers to the Fund. The Audit Committee maintains an open and active communication channel with both the Fund’s personnel and its independent auditor, largely but not exclusively through its Chair.

The following table sets forth certain information regarding the compensation received by the Independent Directors from the Fund and Fund Complex for the fiscal year ended March 31, 2013. No compensation is paid by the Fund to Directors who are “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser. A majority of the Directors are Independent Directors.

COMPENSATION TABLE FOR FISCAL YEAR ENDED MARCH 31, 2013
Name of Person	Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex*
Henry S. Bienen	$0	$0	$0	$40,000	(5)
Alan Brott	$0	$0	$0	$40,000	(5)
Brian P. Gallagher	$0	$0	$0	$40,000	(5)
Scott J. Lederman	$0	$0	$0	$0
Victor J. Raskin	$0	$0	$0	$40,000	(5)
Thomas G. Yellin	$0	$0	$0	$40,000	(5)

*

The parenthetical number represents the number of affiliated investment companies (including the Fund and the Master Fund) from which such person received compensation. During the period shown, the “Fund Complex” included the Master Fund, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC, Grosvenor Registered Multi-Strategy Fund (TI 2), LLC, Grosvenor Registered Multi-Strategy Fund (TE), LLC and Grosvenor Multi-Strategy Offshore Fund, Ltd.

Each Independent Director will receive an annual retainer in the total amount of $40,000. The retainer is paid by the Master Fund and allocated pro-rata to the Fund, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC and Grosvenor Registered Multi-Strategy Fund (TI 2), LLC. All Independent Directors may be reimbursed for out-of-pocket expenses related to their attendance at each regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as Independent Directors. The Directors do not receive any pension or retirement benefits from the Fund.

The following table sets forth dollar range of equity securities beneficially owned by each Director as of December 31, 2012.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Director in Family of Investment Companies
Henry S. Bienen	None	None
Alan Brott	None	None
Brian P. Gallagher	None	None
Scott J. Lederman	None	None
Victor J. Raskin	None	None
Thomas G. Yellin	None	None

BOARD OF DIRECTORS

No Independent Director owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Fund or the Adviser.

THE ADVISER

Grosvenor Capital Management, L.P., serves as the investment adviser of the Master Fund and is registered with the SEC as an investment adviser. Grosvenor does not manage any registered investment companies other than those in the Fund Complex. Grosvenor’s sole general partner is GCM, L.L.C., a Delaware limited liability company. Grosvenor Holdings, L.L.C., an Illinois limited liability company (“Grosvenor Holdings”), is the sole member and manager of GCM, L.L.C. and, in that capacity, is responsible for the management of the day-to-day business and affairs of GCM, L.L.C. GCM, L.L.C., in turn, in its capacity as general partner of Grosvenor, is responsible for the management of the day-to-day business and affairs of Grosvenor. Grosvenor Capital Management Holdings, LLLP, an Illinois limited liability limited partnership (“GCMHLLLP”), is Grosvenor’s sole limited partner. GCMH GP, LLC (“GCMHGP”), a Delaware limited liability company, is the sole general partner of GCMHLLLP, and Grosvenor Holdings is the sole member and manager of GCMHGP. The limited partners of GCMHLLLP are Grosvenor Holdings, which owns the majority of the limited partnership interests in GCMHLLLP, and three entities under the management of Hellman & Friedman LLC, a private equity investment firm (the “H&F Partners”). The H&F Partners are passive investors in Grosvenor through GCMHLLLP and do not play a role in the day-to-day management of Grosvenor.

Since 1971, Grosvenor and its predecessors have specialized in creating and managing multi-manager investment portfolios utilizing non-traditional or “alternative” investment strategies. A pioneer of the fund of hedge funds investment approach, Grosvenor is one of the largest and most established firms in its industry, with approximately $23.0 billion in total assets under management and 265 employees, including 50 investment professionals, as of April 30, 2013.

Pursuant to the investment advisory agreement between the Master Fund and the Adviser (the “Advisory Agreement”), the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund. In consideration for the services provided under the Advisory Agreement, the Master Fund pays the Adviser a monthly fee of 0.0833% (1.00% on an annualized basis) of the net assets of the Master Fund determined as of the last business day of the previous month (prior to any withdrawal or distribution of capital during the month) (the “Advisory Fee”). The Advisory Fee is payable monthly in arrears on or before the thirtieth day of the following month. Net assets mean the total value of all assets of the Master Fund, less an amount equal to all accrued debts, liabilities and obligations of the Master Fund. The basis for the Board’s approval of the Advisory Agreement is available in the Fund’s annual or semi-annual report to investors.

The Adviser also provides various management and administrative services to the Fund pursuant to a management agreement with the Fund (the “Management Agreement”). These services include: providing office space and other support services to the Fund; maintaining and preserving certain records of the Fund; preparing and filing various materials with state and federal regulators; oversight of tax preparation information; supervising services provided by the Fund’s administrator, transfer agent and custodian; reviewing and arranging for payment of the Fund’s expenses; reviewing investor application documents submitted by prospective investors; preparing communications and quarterly reports to Members; and coordinating the preparation of materials relating to meetings of the Board of Directors and meetings of Members. Under the Management Agreement, the Adviser also is responsible for the investment of the cash reserves of the Fund. In consideration for these services provided under the Management Agreement, the Fund pays the Adviser a fee, which is calculated and paid monthly at the annual rate of 0.10% of the net assets of the Fund determined as of the last business day of the previous month prior to any withdrawals or distributions during the month (the “Management Fee”). The Management Fee is payable monthly in arrears on or before the thirtieth day of the following month.

THE ADVISER

The table below sets forth the fees paid to the Adviser for the past three fiscal years.

	Current Fee as a	Fees Paid for Year Ended March 31
	% of Net Assets	2013		2012		2011
Grosvenor Registered Multi-Strategy Master Fund, LLC
Advisory Fee	1.00%	$5,464,542	[a]	$5,596,227	[b]	$5,139,787	[c]
Management Fee	N/A	N/A		N/A		N/A
Grosvenor Registered Multi-Strategy Fund (W), LLC[d]
Advisory Fee	N/A	N/A		N/A		N/A
Management Fee	0.10%	N/A		N/A		N/A

[a]	Grosvenor retained approximately $1,376,000, net of all revenue sharing arrangements.
[b]	Grosvenor retained approximately $1,429,000, net of all revenue sharing arrangements.
[c]	Grosvenor earned approximately $2,749,000 in compensation for its services under the prior subadvisory agreement.
[d]	Commenced operations , 2013.

INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

Pursuant to the Advisory Agreement, the Adviser is responsible, subject to the supervision of the Master Fund Board, for providing all portfolio management and investment advisory services for the Master Fund. The Advisory Agreement is terminable without penalty, on 60 days’ prior written notice by the Master Fund Board or by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; or by the Adviser on 60 days’ prior written notice to the Master Fund. After the initial two-year term, the Advisory Agreement may continue in effect from year to year if such continuance is approved annually by either the Board of Directors or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Master Fund; provided that in either event the continuance is also approved by a majority of the independent directors of the Master Fund by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

The Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund, the Adviser, including its officers, directors, employees or agents, will not be liable to the Master Fund for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement. Additionally, the Adviser and its affiliates are entitled to be indemnified by the Master Fund for certain losses. In this regard, the Advisory Agreement provides that the Master Fund shall indemnify the Adviser and its directors, officers, employees and their respective affiliates (collectively, the “Indemnified Parties”), against liabilities arising from performance or non-performance of their duties with respect to the Master Fund, with the exception of those liabilities resulting from the willful malfeasance, bad faith or gross negligence of the Indemnified Parties. However, any such indemnification paid by the Master Fund will be treated as an expense of the Funds that is subject to the limitations on operating expenses of the Fund in the currently effective Expense Limitation Agreement between the Adviser and the Fund, under which the Adviser is obligated to waive its fees or to pay or absorb certain expenses of the Fund to limit the ordinary operating expenses of the Fund (excluding certain specified expenses) to certain annual percentage amounts of the average net assets of the Fund.

The Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any member, director, officer or employee thereof, or its affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Fund. The Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser or any member, director, officer or employee thereof, and any of its affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Fund, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Fund.

PORTFOLIO MANAGERS

The table below provides information regarding the other accounts managed by the individuals with primary responsibility for the day-to-day management of the Master Fund’s portfolio as of March 31, 2013. For purposes of this breakdown, leverage and investments in Grosvenor sub-funds are not included.

	# of Accounts Managed[e]	Total Assets Managed*	# of Accounts Managed for Which Advisory Fee is Performance Based[f]	Assets Managed for Which Advisory Fee is Performance Based[g]*
DAVID S. RICHTER
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	81	$21.7 billion	42	$6.3 billion
Other accounts	1	$349.2 million	1	$349.2 million
BRADLEY H. MEYERS
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	81	$21.7 billion	42	$6.3 billion
Other accounts	1	$349.2 million	1	$349.2 million
MICHAEL J. SACKS
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	81	$21.7 billion	42	$6.3 billion
Other accounts	1	$349.2 million	1	$349.2 million
DIANNA DI IORIO
Registered investment companies	1	$518.5 million	0	N/A
Other pooled investment vehicles	10	$2.4 billion	7	$1.4 billion
Other accounts	1	$349.2 million	1	$349.2 million

Compensation Structure

Messrs. Sacks, Richter, Meyers and Ms. Di Iorio each receive a fixed base salary as well as an annual bonus based upon the success of the Firm. In addition, each of Messrs. Sacks, Richter and Meyers holds an equity participation, which entitles him to distributions. Compensation is not directly based upon or tied to the performance or net asset value of the Master Fund, the Fund or any other Grosvenor-Managed Account.

Ownership by Portfolio Managers	As of March 31, 2013, none of the individuals responsible for the day-to-day investment management of the Master Fund owns any interests in the Master Fund or the Fund.

Conflicts of Interest

As an investment adviser and fiduciary, Grosvenor owes its clients, including the Fund and the Master Fund, an undivided duty of loyalty. Grosvenor recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts

[e]	For purposes of this column, “master-feeder” structures, which may include multiple “feeder” funds, are counted as one account.
[f]	For purposes of this column, “feeders” into a “master fund” are counted as individual accounts where they have performance-based fees.
[g]	Total AUM for each account is included. Note, however, that in some accounts, some investors may not be subject to performance-based fees.
*

Assets under management as of the end of a particular period include all subscriptions to, and are reduced by all withdrawals from, Grosvenor funds effected in conjunction with the close of business the last day of such period. Data for 2012 and 2013 are estimated and unaudited.

PORTFOLIO MANAGERS

for multiple clients, including the Fund and the Master Fund, and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. Grosvenor places the interests of its clients first and expects all of its employees to meet their fiduciary duties. (See “Conflicts of Interest.”)

CONFLICTS OF INTEREST

Introduction

The terms of the Fund Agreement (including, without limitation, terms relating to fees, liquidity and transparency) were not the result of “arm’s length” negotiation between (i) Grosvenor, on the one hand, and (ii) the Fund, the Master Fund and/or you, on the other hand.

Grosvenor and its related persons are subject to significant conflicts of interest in managing the business and affairs of the Fund and the Master Fund and in making investment decisions for the Master Fund. Such conflicts could affect Grosvenor’s objectivity and the performance of the Fund and the Master Fund. Certain of these conflicts are discussed elsewhere in this Prospectus and are not repeated here. Others are discussed below. In addition, Part 2A of Grosvenor’s SEC Form ADV (a copy of which is available at www.adviserinfo.sec.gov) may contain additional disclosures of conflicts of interest.

Grosvenor has fiduciary duties to the Fund and the Master Fund to act in good faith and with fairness in all of Grosvenor’s dealings with them, and Grosvenor will take such duties into account in dealing with all actual and potential conflicts of interest.

Other Business Activities

Nothing in the governing documents of the Fund, the Master Fund or any other Grosvenor-Managed Account:

•        requires Grosvenor or any of its related persons (which, for purposes of the discussion that follows, include persons who either currently are or formerly were related to Grosvenor) to devote their full business time to the business and affairs of the Fund or the Master Fund or to the business and affairs of the Grosvenor-Managed Accounts in general; or

•        limits or restricts Grosvenor or its related persons from engaging in and devoting time and attention to other businesses or ventures or from rendering services of whatever kind or nature.

Without limiting the generality of the foregoing, Grosvenor and its related persons may act as investment adviser to or investment manager of Grosvenor-Managed Accounts that are not in existence as of the date of this Prospectus, whether or not having investment objectives similar to those of the Fund, the Master Fund or other then-existing Grosvenor-Managed Accounts on terms (including terms relating to fees, liquidity and transparency) that are the same as or different from those available to you.

Further, Grosvenor and its related persons may engage in any other businesses or ventures, including without limitation, those described below under “Investments in Other Investment Management Firms,” Grosvenor has no obligation to make investment opportunities in any such businesses or ventures available to the Fund or the Master Fund or any other Grosvenor-Managed Account (or to investors/participants in the Fund or any other Grosvenor-Managed Account) and (except to the extent Grosvenor determines otherwise) the Fund, the Master Fund and the other Grosvenor-Managed Accounts will not participate in the risks or rewards of such businesses or ventures. Further, such businesses and ventures will :

•        compete with the Fund and the Master Fund for the time and attention of Grosvenor and its related persons; and

•        potentially create additional conflicts of interest or raise other special considerations, as discussed more fully below.

In addition, Grosvenor and its related persons, in investing and trading for their proprietary accounts, may (to the extent lawful) make use of information obtained by them in the course of investing for the Fund, the Master Fund and other Grosvenor-Managed Accounts. Grosvenor and its related persons will have no obligation to compensate the Fund, the Master Fund or any other Grosvenor-

CONFLICTS OF INTEREST

Managed Account (or any investor/participant therein) in any respect for their receipt of such information or to account to the Fund, the Master Fund or any other Grosvenor-Managed Account (or any investor/participant therein) for any profits earned from their use of such information.

Investments in Other Investment Management Firms

Grosvenor and its related persons may, for their own accounts:

•        invest in other investment management or advisory firms (and also in investment vehicles or accounts managed or advised by such firms);

•        enter into fee-, revenue- and/or profit-sharing agreements or other arrangements with other investment management or advisory firms (and/or with investment vehicles or accounts managed or advised by such firms) (“Fee Sharing Agreements”); and/or

•        operate and/or manage other investment management or advisory firms.

Investing in other investment management or advisory firms and entering into Fee Sharing Agreements often (though not always) involve the provision of capital or other funding to early stage investment management or advisory firms and/or investment vehicles or accounts managed or advised by them, in what are commonly referred to as “seeding” transactions. For purposes of convenience, in the discussion that follows:

•        A “Seed Manager” is an investment management or advisory firm:

•        in which one or more Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons have invested in or are contemplating an investment;

•        with which (or with whose Seed Manager Fund) one or more Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons have entered or are contemplating entering into a Fee Sharing Agreement; or

•        that manages or advises one or more investment vehicles or accounts with which one or more Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons have entered or are contemplating entering into a Fee Sharing Agreement.

•        A “Seed Manager Fund” is an investment vehicle or account managed by a Seed Manager.

Grosvenor has no obligation to make investment opportunities in any Seed Manager or Seed Manager Fund available to the Fund, the Master Fund or any investor/participant in either and does not currently intend to make the investment opportunities in other investment management or advisory firms available to the Fund or the Master Fund. In addition, Grosvenor retains sole discretion (subject to the governing documents of the Master Fund, requirements of applicable law and such policies, if any, as Grosvenor may from time to time adopt) to determine:

•        whether the Master Fund will enter into Fee Sharing Agreements with, or otherwise invest in or with, Seed Managers and/or Seed Manager Funds;

•        the terms on which the Master Fund will enter into Fee Sharing Agreements with, or otherwise invest in or with, Seed Managers and/or Seed Manager Funds (which terms may differ from the terms on which Grosvenor, one or more of Grosvenor’s related persons and/or one or more other Grosvenor-Managed Accounts may enter into Fee Sharing Agreements with, or otherwise invest in, such Seed Managers and/or Seed Manager Funds).

In any event, because of restrictions imposed by the 1940 Act, Grosvenor may in certain cases be prohibited from causing the Master Fund to enter into Fee Sharing Agreements with, or otherwise invest in, Seed Managers or Seed Manager Funds in which Grosvenor, one or more of its related persons and/or one or more other Grosvenor-Managed Accounts invest.

CONFLICTS OF INTEREST

Placing Assets Under the Management of Other Investment Management Firms in which Grosvenor and/or its Related Persons Have an Interest

Grosvenor and its related persons may place their proprietary assets, as well as assets of Grosvenor-Managed Accounts, in Seed Manager Funds. Grosvenor, however, has no obligation to invest the assets of the Master Fund in any Seed Manager Fund, and the Master Fund is not likely to invest in Seed Manager Funds. Because of restrictions imposed by the 1940 Act, Grosvenor may in certain cases be prohibited from causing the Master Fund to directly or indirectly place any of the Master Fund’s assets in a Seed Manager Fund or otherwise directly or indirectly invest the Master Fund’s assets with any Investment Manager in which Grosvenor, one or more of its related persons and/or one or more other Grosvenor-Managed Accounts have invested.

Grosvenor currently manages a Grosvenor-Managed Account that invests in Seed Managers and/or Seed Manager Funds as a principal part of its business, and may manage additional funds in the future that have a similar investment mandate (each, a “Grosvenor Seed Fund”). Certain investment funds or accounts managed by a potential Seed Manager may be appropriate investment opportunities both for Grosvenor Seed Funds and for Grosvenor-Managed Accounts that are not Grosvenor Seed Funds, such as the Master Fund. However, if a Grosvenor Seed Fund determines to invest in a particular Seed Manager and/or Seed Manager Funds managed or advised by such Seed Manager, Grosvenor-Managed Accounts other than such Grosvenor Seed Fund may be precluded from investing in investment funds or accounts managed by such Seed Manager. Accordingly, in identifying potential Seed Managers and Seed Manager Funds, Grosvenor is subject to the following conflict of interest: if Grosvenor determines to cause a Grosvenor Seed Fund to enter into a Fee Sharing Agreement with (or otherwise invest in) a Seed Manager and/or Seed Manager Fund, Grosvenor-Managed Accounts (including the Master Fund) other than such Grosvenor Seed Fund may be precluded from investing in investment vehicles or accounts (including Seed Manager Funds) managed or advised by such Seed Manager.

Depending on the types and amounts of compensation Grosvenor receives from Grosvenor Seed Funds, on the one hand, and Grosvenor-Managed Accounts (including the Master Fund) that are not Grosvenor Seed Funds, on the other hand, Grosvenor has an incentive to resolve this conflict by selecting the arrangement that results in the greatest fee to Grosvenor.

Differences in Grosvenor-Managed Accounts

Grosvenor and its related persons currently manage or advise numerous Grosvenor-Managed Accounts in addition to the Fund and the Master Fund, and expect to manage or advise additional Grosvenor-Managed Accounts in the future. Certain Grosvenor-Managed Accounts have or will have investment objectives that are identical or substantially similar to the investment objectives of the Fund and the Master Fund. It is not anticipated, however, that the Master Fund and other Grosvenor-Managed Accounts having identical or substantially similar investment objectives will have identical or substantially similar investment portfolios. Differing investment portfolios can be expected to result from several factors, including, without limitation, the following:

•        different investment proposals made by the different Portfolio Management Teams assigned to the different Grosvenor-Managed Accounts, as discussed below;

•        regulatory and/or tax restrictions that apply to certain Grosvenor-Managed Accounts but not to others, as discussed below;

•        investment constraints imposed by Investment Managers on certain Grosvenor-Managed Accounts but not on others, as discussed below;

CONFLICTS OF INTEREST

•        the availability of particular Investment Funds for investment by Grosvenor-Managed Accounts at certain times but not at others;

•        different risk/return characteristics (notwithstanding that such Grosvenor-Managed Accounts generally have similar investment objectives);

•        client-imposed portfolio management restrictions and/or other client instructions; and

•        the amount of cash available for investment by different Grosvenor-Managed Accounts at certain times.

The Master Fund and other Grosvenor-Managed Accounts may be assigned to different Portfolio Management Teams even though the Master Fund and such other Grosvenor-Managed Accounts may have identical or substantially similar investment objectives. Grosvenor’s Portfolio Management Teams are authorized to invest the assets of the Grosvenor-Managed Accounts assigned to them in a wide range of Investment Funds (subject to final approval by Messrs. Richter and Meyers. As a result, it is expected that the Master Fund and other Grosvenor-Managed Accounts will have different investment portfolios (and different performance results) resulting from different portfolio allocations proposed by their respective Portfolio Management Teams, even if the Master Fund and such other Grosvenor-Managed Accounts have identical or substantially similar investment objectives. Further, the factors discussed above are likely to result in different portfolios for Grosvenor-Managed Accounts assigned to the same Portfolio Management Team, even though such Grosvenor-Managed Accounts have identical or substantially similar investment objectives.

Regulatory and/or tax restrictions may prohibit the Master Fund from participating in investment opportunities that are available to one or more other Grosvenor-Managed Accounts. Similarly, the Investment Managers of the Investment Funds in which the Master Fund may wish to invest may impose investment restrictions on the Master Fund but not on other Grosvenor-Managed Accounts. Such restrictions could render the Master Fund ineligible to invest, in whole or in part, in an Investment Fund in which one or more other Grosvenor-Managed Accounts are free to invest, to the possible detriment of the Master Fund.

As a result of certain restrictions imposed by the 1940 Act on investments by the Master Fund in “affiliated persons” (as that term is defined in the 1940 Act) of the Master Fund, the Master Fund has determined to forgo some or all of its voting rights associated with investments in certain Investment Funds.

In addition, in situations where the Master Fund and other Grosvenor-Managed Accounts own, in the aggregate, 25% or more of the interest in a particular Investment Fund, the 1940 Act will effectively preclude Master Fund and the other Grosvenor-Managed Accounts from making additional investments in such Investment Fund, even though the relevant Portfolio Management Team may determine that it would be appropriate for the Grosvenor-Managed Accounts (including the Master Fund) assigned to them to make additional investments in such Investment Fund. Because Grosvenor believes that Grosvenor-Managed Accounts other than the Master Fund should not be compelled to forego investment opportunities that otherwise would be available to them but for the restrictions imposed by the 1940 Act (which restrictions would not apply to such Grosvenor-Managed Accounts in the absence of the Master Fund’s participation in such investments), Grosvenor may, in certain circumstances, determine not to invest assets of the Master Fund in, or to cause the Master Fund to redeem/withdraw from, a particular Investment Fund so that other Grosvenor-Managed Accounts may invest in such Investment Fund. If Grosvenor causes the

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Master Fund to redeem/withdraw from an Investment Fund, the Master Fund may, in addition to losing the opportunity to invest in such Investment Fund, suffer economic detriment arising from such redemption/withdrawal (e.g., losing a performance/incentive compensation “loss carryforward”, incurring redemption/withdrawal charges, etc.)

As a result of these and other factors:

•        the Master Fund may have a different investment portfolio (and, as a result, different performance results) from other Grosvenor-Managed Accounts even though the Master Fund and such other Grosvenor-Managed Accounts may have identical or substantially similar investment objectives; and

•        no assurance can be given that:

•        the Master Fund will participate in all investment opportunities in which one or more other Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons participate;

•        particular investment opportunities allocated to one or more Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons will not outperform investment opportunities allocated to the Master Fund; or

•        the Master Fund, on the one hand, and one or more other Grosvenor-Managed Accounts, Grosvenor’s proprietary accounts and/or the proprietary accounts of Grosvenor’s related persons, on the other hand, will receive equal or similar treatment.

Possible Incentive to Favor One or More Grosvenor-Managed Accounts Over One or More Other Grosvenor-Managed Accounts

Grosvenor’s Portfolio Management Teams might have an incentive to favor one or more Grosvenor-Managed Accounts over the Master Fund (for example, with regard to the selection of Investment Funds for those Grosvenor-Managed Accounts or the allocation of investment opportunities in Investment Funds that have limited investment capacity), because the “favored” Grosvenor-Managed Account(s) might pay Grosvenor more for its services than the Master Fund or other Grosvenor-Managed Accounts that invest in the Master Fund (such as the Fund). For example, a Portfolio Management Team may have an incentive to propose investments in what it considers to be the best investment opportunities for Grosvenor-Managed Accounts (including the Master Fund) from which Grosvenor receives performance-based compensation—in preference to Grosvenor-Managed Accounts from which Grosvenor does not receive performance-based compensation—because Grosvenor may stand to gain greater compensation from the former types of accounts if the best investment opportunities are allocated to them.

Similarly, a member of one of Grosvenor’s Portfolio Management Teams may have an incentive to favor one or more Grosvenor-Managed Accounts over the Master Fund if such person has personal investments in such “favored” Grosvenor-Managed Accounts.

As discussed below under “Grosvenor’s Ability To Invest in the Same Securities in which the Master Fund Invests,” Grosvenor has adopted portfolio opportunity allocation policies and procedures that are designed to ensure that investment opportunities are fairly allocated to all Grosvenor-Managed Accounts (as well as the proprietary accounts of Grosvenor and its related persons) for which such opportunities are appropriate and that have the funds available to take advantage of such opportunities.

Grosvenor’s Ability To Invest in the Same Securities in which the Master Fund Invests

Grosvenor and/or its related persons may invest in Grosvenor-Managed Accounts (including the Fund and the Master Fund) for their own accounts alongside investors who are not related to them. When they do so, Grosvenor and/or its related persons participate in the investment opportunities in which such Grosvenor-Managed Accounts participate, alongside the other investors in such Grosvenor-Managed Accounts.

CONFLICTS OF INTEREST

In addition, Grosvenor and/or its related persons may place assets under the management of (or otherwise procure investment advisory or investment management services from) any Investment Manager directly or indirectly used by one or more of Grosvenor-Managed Accounts (including the Master Fund). For example, Grosvenor and/or its related persons may invest in an Investment Fund in which one or more Grosvenor-Managed Accounts (including the Master Fund) invest. Further, Grosvenor and/or its related persons may invest in an Investment Fund at or about the same time one or more Grosvenor-Managed Accounts (including the Master Fund) invest in such Investment Fund.

Grosvenor, its related persons and one or more Grosvenor-Managed Accounts that place assets under the management of, or otherwise procure investment advisory or investment management services from, any Investment Manager directly or indirectly used by the Master Fund and/or one or more other Grosvenor-Managed Accounts may do so on terms (including terms relating to fees, liquidity and transparency) that are the same or more advantageous than those applicable to the investments that may be made by the Master Fund and/or such other Grosvenor-Managed Account(s) with such Investment Manager. To the extent that Grosvenor and/or its related persons invest with a given Investment Manager on terms that are more advantageous than those on which the Master Fund and/or one or more other Grosvenor-Managed Accounts may invest with such Investment Manager, Grosvenor and/or its related persons may have an incentive to maintain or increase the investment by the Master Fund and such other Grosvenor-Managed Accounts with such Investment Manager in order to obtain and/or maintain such advantageous terms for the benefit of Grosvenor and/or its related persons.

In certain cases, an Investment Fund may have what Grosvenor refers to as “limited capacity.” An Investment Fund has “limited capacity” when it is not willing to accept all capital that Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons wish to invest in such Investment Fund. If Grosvenor and/or its related persons wish to invest in such an Investment Fund at a time when an investment in such Investment Fund is appropriate for the Master Fund, Grosvenor has a conflict of interest because it has a financial incentive to allocate the opportunity to the greatest extent possible to Grosvenor and/or its related persons. In order to avoid this conflict, Grosvenor may determine in certain cases that it and/or its related persons will not directly participate in an Investment Fund that has “limited capacity” unless and until all Grosvenor-Managed Accounts (including the Master Fund) that wish to invest in such Investment Fund (including, for this purpose, Grosvenor-Managed Accounts in which Grosvenor and/or its related persons participate) have invested the full amount of capital they wish to invest in such Investment Fund.

In other cases, Grosvenor employs policies and procedures for allocating limited investment opportunities in a manner that it believes to be equitable to the Grosvenor-Managed Accounts, Grosvenor and Grosvenor’s related persons. Under these policies and procedures, to the extent that one or more Grosvenor-Managed Accounts (including the Fund and the Master Fund), Grosvenor and/or Grosvenor’s related persons (each of the foregoing, a “Participating Account”) wish to invest in a particular Investment Fund (and have funds available to make such investment) but such Investment Fund has “limited capacity” and is willing to accept only a portion of the aggregate investment that the Participating Accounts wish to make, the aggregate capacity made available by such Investment Fund to the Participating Accounts generally is allocated to each Participating Account in the proportion that the amount such Participating Account wishes to invest in such Investment Fund bears to the aggregate amount that all Participating Accounts wish to invest in such

CONFLICTS OF INTEREST

Investment Fund (determined in most cases by reference to the Target Allocations established by the Investment Committee), subject to the investment guidelines and constraints applicable to such Participating Account and to certain limited exceptions set forth in such policies and procedures.

Grosvenor frequently seeks to obtain agreements from Investment Managers under which Investment Funds managed by such Investment Managers agree to accept specified dollar amounts of capital from Grosvenor-Managed Accounts (considered in the aggregate) at specified investment dates and/or specified time periods. In cases where Grosvenor is able to negotiate “capacity” of this type for the Grosvenor-Managed Accounts with respect to a particular Investment Fund, such capacity is not reserved solely for those Grosvenor-Managed Accounts that are in existence on the date that Grosvenor negotiated such capacity. Similarly, to the extent such capacity is allocated to a Grosvenor-Managed Account that was in existence on the date that Grosvenor negotiated such capacity, such allocations is not reserved solely for persons who were investors/participants in such Grosvenor-Managed Account on that date. Instead, such capacity is made available to all Grosvenor-Managed Accounts that wish to invest in such Investment Fund, based on the allocation decisions of their respective Portfolio Management Team and the application of Grosvenor’s capacity allocation guidelines, regardless of whether such Grosvenor-Managed Accounts were in existence on the date that Grosvenor negotiated such capacity. Similarly, to the extent that any such capacity is allocated to a Grosvenor-Managed Account that existed on that date, all investors/participants in such Grosvenor-Managed Account participate in such capacity in accordance with their respective economic interests in such Grosvenor-Managed Account, even if such investors/participants invested in such Grosvenor-Managed Account subsequent to that date.

As discussed in greater detail below in “Different Reporting Packages,” in certain cases, Grosvenor provides information relating to Investment Funds (including Grosvenor’s opinions and investment decisions in respect of such Investment Funds) to: (i) investors/participants in Grosvenor-Managed Accounts; and (ii) clients to whom Grosvenor provides hedge fund program advisory services, for the purpose of assisting them in making their own determinations as to whether they wish to invest directly in such Investment Funds or withdraw/redeem their direct investments in such Investment Funds. In these cases, it can be expected that the recipients of such information will from time to time use such information to determine to:

•        invest directly in Investment Funds in which one or more Grosvenor-Managed Accounts are invested (or in which they are contemplating investments), potentially in competition with other Grosvenor-Managed Accounts if such Investment Funds have “limited capacity;” and/or

•        withdraw/redeem from Investment Funds in which one or more other Grosvenor-Managed Accounts are invested (or from which they are contemplating withdrawing/redeeming their investments), potentially to the detriment of such other Grosvenor-Managed Accounts if such Investment Funds subject their investors to “gates” or other withdrawal/redemption restrictions that create “limited capacity” to withdraw/redeem from such Investment Funds.

Grosvenor’s Ability To Withdraw/Redeem from Investments in which Grosvenor-Managed Accounts Invest

Certain Grosvenor-Managed Accounts (including the Master Fund) may wish to withdraw/redeem from an underlying Investment Fund at the same time that other Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) wish to withdraw/redeem from such Investment Fund. The ability to withdraw/redeem from any underlying Investment Fund may differ materially from investor to investor due to the timing of their respective investments in the Investment Fund, the different classes of interests in such Investment Fund in which they invest,

CONFLICTS OF INTEREST

special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors. The reasons why certain Grosvenor-Managed Accounts may wish (or be compelled to) withdraw/redeem from a particular Investment Fund as of a particular date also may differ materially from the reasons why other Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may wish (or be compelled to) withdraw/redeem from such Investment Fund as of such date. Withdrawals/redemptions or subscriptions by Grosvenor-Managed Accounts, Grosvenor and/or Grosvenor’s related persons from or to a particular Investment Fund could in certain cases adversely affect other Grosvenor-Managed Accounts (including the Master Fund) that are invested in such Investment Fund. Significant withdrawals/redemptions or subscriptions could, for example, cause portfolio damage, portfolio dilution, depletion of liquidity, costly portfolio rebalancing, imposition of withdrawal “gates” and under-allocation to certain positions. It could also cause an Investment Fund to make “in-kind” (as opposed to cash) distributions. In cases such as these, Grosvenor has a conflict of interest in making withdrawals/redemptions or subscriptions for the Grosvenor-Managed Accounts. This conflict of interest could be exacerbated in situations where one or more Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may withdraw/redeem from a particular Investment Fund on a date as of which one or more other Grosvenor-Managed Accounts (including the Master Fund) are not able to do so. For example, certain Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may have invested in a particular Investment Fund pursuant to a “lock-up” that has expired, where as one or more other Grosvenor-Managed Accounts (including the Master Fund) may still be subject to “lock-ups” in connection with their investments in such Investment Fund because they either (i) purchased their interests in such Investment Fund subsequent to the time that other Grosvenor-Managed Accounts, Grosvenor and Grosvenor’s related persons purchased their interests in such Investment Fund or (ii) opted for liquidity classes in such Investment Fund that are different from the liquidity classes owned by such other Grosvenor-Managed Accounts, Grosvenor and Grosvenor’s related persons.

In addition, certain withdrawal/redemption “gates” are, for example, calculated based on withdrawals/redemptions during an entire quarter or other period, so that if certain Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) withdraw/redeem during a quarter, this could prevent one or more other Grosvenor-Managed Accounts (including the Master Fund) from withdrawing/redeeming at quarter-end, whereas the earlier withdrawals/redemptions are unaffected.

In sum, because the ability to withdraw/redeem from any underlying Investment Fund may differ materially from investor to investor due to the timing of their respective investments in such Investment Fund, the different classes of interests in such Investment Fund in which they invest, special arrangements negotiated with the Investment Manager of such Investment Fund and/or other factors, certain Grosvenor-Managed Accounts (and/or Grosvenor and/or its related persons) may have withdrawal/redemption rights that differ from those of the Master Fund, and that the exercise of such rights could have a materially adverse effect on the Master Fund.

Treatment as an Investment Group for Certain Transactions by Grosvenor-Managed Accounts

In certain cases, although each investment in an Investment Fund by a Grosvenor-Managed Account is a distinct transaction, Investment Funds may agree to treat all investments made by Grosvenor-Managed Accounts as if they had been made by the same investor for purposes of applying business terms such as “gates.” Grosvenor enters into these types of arrangements because it believes that in most cases they can be expected to benefit all participating Grosvenor-Managed Accounts. However, under arrangements such as these, certain Grosvenor-Managed Accounts could make complete withdrawals/redemptions provided that other Grosvenor-Managed Accounts do not withdraw/redeem, as the former

CONFLICTS OF INTEREST

Grosvenor-Managed Accounts could make use of the withdrawal/redemption capacity allocable to the entire “group.” For example, if a Grosvenor-Managed Account that is treated as part of such a “group” were to withdraw/redeem from an Investment Fund because such Grosvenor-Managed Account itself has received significant withdrawal/redemption requests, wishes to rebalance its portfolio or otherwise requires liquidity, its withdrawal/redemption could reduce withdrawal/redemption capacity for other members of the “group.” In this example, depending on the actual terms of the applicable “gate,” a particular Grosvenor-Managed Account that participates in a “ group” may be entitled to receive less withdrawal/redemption proceeds in respect of a particular withdrawal/redemption than would be the case had such Grosvenor-Managed Account not participated in such “group.”

In certain cases, Grosvenor is able to negotiate favorable investment terms with the Investment Managers of Investment Funds, but often on the condition that the Grosvenor-Managed Accounts (which, in certain cases, could include proprietary accounts of Grosvenor and its related persons) collectively maintain an aggregate minimum level of invested capital in a given Investment Fund or group of Investment Funds managed by the same Investment Manager. The need to maintain an aggregate minimum investment by Grosvenor-Managed Accounts in a particular Investment Fund or group of Investment Funds managed by the same Investment Manager in order to retain favorable investment terms for all Grosvenor-Managed Accounts that invest in such Investment Fund(s) creates a conflict of interest in that it creates an incentive for Grosvenor to cause a Grosvenor-Managed Account to invest in or not to withdraw/redeem from a given Investment Fund in order to maintain the minimum threshold investment. Proprietary capital of Grosvenor and its related persons – whether invested directly in a Investment Fund or through a Grosvenor-Managed Account in which Grosvenor and/or its related persons invest – may be among the capital that benefits from the minimum investment threshold being maintained, creating an additional conflict of interest.

Although Grosvenor enters into the types of arrangements discussed above because it believes that they generally can be expected to benefit all Grosvenor-Managed Accounts, there may be particular facts and circumstances under which particular Grosvenor-Managed Accounts (including the Master Fund) would receive more favorable treatment had they not participated in such arrangements.

Investments in “Early Stage” Investment Funds

Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in early-stage Investment Funds (including Grosvenor-Administered Funds, discussed below), at times when investments in such Investment Funds would not be appropriate for the Master Fund or other Grosvenor-Managed Accounts. If Grosvenor should subsequently determine, in accordance with its then-current criteria applicable to the selection of Investment Funds for the Grosvenor-Managed Accounts, that such an Investment Fund is an appropriate investment for the Grosvenor-Managed Accounts, Grosvenor and its related persons will not be required to restructure the terms on which they invest in such Investment Fund in order to make investments in such Investment Fund available to the Master Fund if, for regulatory or other reasons, the Master Fund would be (or, in Grosvenor’s reasonable determination, may be) precluded from investing in such Investment Fund in the absence of such restructuring.

Investments in Grosvenor-Administered Funds

Grosvenor and its related persons may from time to time invest, for their respective proprietary accounts, in Investment Funds that Grosvenor administers (but does not manage) and from which Grosvenor receives administrative or similar fees (“Grosvenor-Administered Funds”). Because of restrictions imposed by the 1940 Act, it is not likely that Grosvenor will ever cause the Master Fund to invest in a Grosvenor-Administered Fund.

CONFLICTS OF INTEREST

Investments in Investment Funds Managed by Clients

Certain of the Investment Funds in which the Master Fund invests may be managed by investment management firms owned in whole or in part by Grosvenor’s clients, or may hold notes or other securities issued by Grosvenor’s clients, and Grosvenor may be aware of such investments. The fact that certain of the Investment Funds may be managed by investment management firms owned in whole or in part by Grosvenor’s clients, or may hold notes or other securities issued by Grosvenor’s clients, could, under certain facts and circumstances, potentially alter Grosvenor’s objectivity in determining whether or not to invest in such Investment Funds and/or whether or not to withdraw/redeem from such Investment Funds. Grosvenor does not expect, however, that it would ever make portfolio management decisions for the Master Fund that would be different from the decisions it would make for the Master Fund if such potential conflict did not exist.

Different Reporting Packages

Different investors/participants in Grosvenor-Managed Accounts, as well as certain other persons (including (i) persons to whom Grosvenor provides investment advisory services on a non-discretionary basis and (ii) persons who currently have, or who previously have had, an interest in Grosvenor or who otherwise currently are, or who previously have been, associated with Grosvenor), receive oral and/or written reports from Grosvenor that differ in form, substance, level of detail, timing and/or frequency, based on factors such as:

•        the type(s) of services Grosvenor provides to such investors/participants;

•        the size of their investments with Grosvenor;

•        requests for specific types of information made by such investors/participants or persons acting on their behalf;

•        negotiations between Grosvenor and such investors/participants or other persons acting on their behalf; and/or

•        Grosvenor’s internal assessment of the likely reporting needs of such investors/participants or of persons acting on their behalf.

In particular, certain reports may include information relating to Investment Funds in which the Grosvenor-Managed Accounts, including the Master Fund, invest (or in which they are contemplating an investment).

In certain cases, Grosvenor provides information to investors/recipients in the Grosvenor-Managed Accounts, including Members, for purposes of enabling them to monitor their investments in the Grosvenor-Managed Accounts. In these cases, Grosvenor cannot effectively prevent an investor/recipient who has received information that has not been provided to other recipients from using such information to determine whether to:

•        withdraw/redeem from a Grosvenor-Managed Account or increase its investment in a Grosvenor-Managed Account (including the Fund);

•        invest directly in Investment Funds in which Grosvenor-Managed Accounts (including the Master Fund) are invested (or in which they are contemplating investments), potentially in competition with the Grosvenor-Managed Accounts (including the Master Fund); or

•        withdraw/redeem from Investment Funds in which Grosvenor-Managed Accounts (including the Master Fund) are invested (or from which they are contemplating withdrawing/redeeming their investments), potentially to the detriment of the Grosvenor-Managed Accounts (including the Master Fund).

In other cases, Grosvenor provides information relating to Investment Funds to investors/participants in Grosvenor-Managed Accounts for the purpose of assisting them in making their own determinations as to whether they wish to invest in such Investment Funds or withdraw/redeem their investments in such Investment Funds. In these cases, it can be expected that such investors/participants will use such information to determine whether to engage in any one or more of the actions described above.

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Any of these actions could have a material adverse effect on investors/participants who do not receive the same information provided to other investors/participants.

Notwithstanding the foregoing, recipients of Grosvenor’s oral and written reports should be aware that:

•        Grosvenor does not permit such recipients to copy, transmit or distribute such reports, or any data or other information contained therein, in whole or in part, or authorize such actions by others, without Grosvenor’s express prior written consent, and any such action taken without Grosvenor’s express prior written consent may constitute a breach of contract and applicable copyright laws; and

•        by their receipt of such reports, such recipients will be deemed to have acknowledged that: (i) the data and/or other information contained therein may include data and/or information that, under applicable law, may be deemed to be material, non-public information regarding particular securities and/or the issuers thereof; (ii) under certain circumstances, United States securities laws prohibit the purchase and sale of securities by persons or entities who are in possession of material, non-public information relating to such securities and/or the issuers thereof; (iii) securities laws of other jurisdictions may contain a similar prohibition; and (iv) as a result, it is possible that trading in securities that are the subject of data and/or information contained in such reports may be prohibited by law.

Grosvenor strongly encourages all recipients of its oral or written reports to review their own policies and procedures relating to the possible receipt of material, non-public information to ensure that any information that they receive from Grosvenor relating to particular securities and/or the issuers thereof will not be used in any manner that conflicts with applicable law.

Transfers of Interests in Investment Funds

The Portfolio Management Team assigned to one or more Grosvenor-Managed Accounts (each, a “Divesting Account”) may determine that it is appropriate for such Divesting Accounts to dispose of (or decrease) their investments in a particular Investment Fund as of a particular date, while the Portfolio Management Team assigned to one or more other Grosvenor-Managed Accounts (each, an “Investing Account”)—which may be the same Portfolio Management Team assigned to the Divesting Accounts—may determine that it is appropriate for such Investing Accounts to invest (or increase their investments) in such Investment Fund as of the same date.

In certain cases, Grosvenor will implement decisions such as these by causing a Divesting Account to withdraw/redeem its interest from an Investment Fund at the net asset value thereof (as calculated and reported by the Investment Manager of such Investment Fund), and simultaneously causing an Investing Account to invest in an interest in such Investment Fund at the net asset value thereof.

In other cases, Grosvenor will implement such decisions by causing a Divesting Account to assign its interest in an Investment Fund to an Investing Account in exchange for a cash payment from the Investing Account equal to the net asset value of the interest being assigned to the Investing Account (as calculated and reported by the Investment Manager of such Investment Fund).

For purposes of convenience:

•        Grosvenor refers to transactions of the types discussed above as “transfers” (even though the first type of transaction discussed above does not involve

CONFLICTS OF INTEREST

any transfer between the affected Grosvenor-Managed Accounts, but only a divestment from an Investment Fund by one or more Grosvenor-Managed Accounts and a substantially simultaneous investment in such Investment Fund by one or more other Grosvenor-Managed Accounts);

•        Grosvenor refers to a transaction in which a Divesting Account withdraws/redeems its interest from an Investment Fund (in whole or in part) at the net asset value thereof, while an Investing Account substantially simultaneously invests (or increases its investment) in such Investment Fund, as a “cash transfer”; and

•        Grosvenor refers to a transaction in which a Divesting Account assigns its interest in an Investment Fund (in whole or in part) at the net asset value thereof to an Investing Account, as a “book entry transfer.”

In certain cases, Grosvenor is able to negotiate arrangements with Investment Managers—either at the inception of Grosvenor’s relationship with an Investment Manager or on a case-by-case basis after Grosvenor has established such a relationship—that permit a Grosvenor-Managed Account that is the “cash transferee” or “book entry transferee” of an interest in such Investment Manager’s Investment Fund to “stand in the shoes” of the transferor Grosvenor-Managed Account for purposes of determining such business terms as the duration of any “lock-up period,” the continuation of any performance/incentive fee or other performance/incentive compensation “loss carryforwards,” the applicability of withdrawal charges, etc. Grosvenor generally intends to take advantage, to the fullest extent permitted by law, of the ability of transferee Grosvenor-Managed Accounts to receive “carryover” business terms. In certain cases, however, regulatory considerations may prohibit Grosvenor from effecting transactions in which business terms are carried over from the transferor Grosvenor-Managed Account to the transferee Grosvenor-Managed Account. For example, ERISA does not permit any such “carryover” business terms to apply in the case of transfers of interests in Investment Funds by Grosvenor-Managed Accounts that are subject to ERISA to any other Grosvenor-Managed Accounts, regardless of whether the transferee Grosvenor-Managed Account is subject to ERISA. ERISA, however, does not appear to prohibit “carryover” business terms applying in the case of transfers from Grosvenor-Managed Accounts that are not subject to ERISA to Grosvenor-Managed Accounts that are subject to ERISA. Accordingly, Grosvenor-Managed Accounts that are not subject to ERISA (such as the Master Fund) may not always be able to take advantage of arrangements of the type discussed above even though Grosvenor-Managed Accounts that are subject to ERISA (including certain Grosvenor-Managed Accounts in which persons employed by or otherwise associated with Grosvenor invest) may.

Grosvenor’s general policy is not to transfer interests in “designated” or “side-pocket” investments related to an investment in an Investment Fund when transferring interests in such particular Investment Fund from one Grosvenor-Managed Account to another Grosvenor-Managed Account, regardless of whether such transfer takes the form of a “cash transfer” or a “book entry transfer.” If a Portfolio Management Team determines, in any particular case, to over-ride this general policy, such Portfolio Management Team is responsible for documenting (in writing) the reasons for such over-ride.

The Master Fund will not participate in “book entry transfers” because of restrictions imposed by the 1940 Act. To the extent the Master Fund participates in “cash transfers,” in no instance will any party, including Grosvenor or the Investment Manager of any affected Investment Fund, receive any additional compensation specifically as a result of any such cash transfer.

CONFLICTS OF INTEREST

Trade and Clerical Errors

Subject to the considerations set forth below, Grosvenor is under no obligation to reimburse the Fund or the Master Fund for any errors or mistakes made by Grosvenor, its employees or its agents with respect to Grosvenor’s placing or executing trades for the Fund or the Master Fund, as the case may be, or for any other administrative or clerical errors or mistakes made by the foregoing (collectively, “Trade or Clerical Errors”), as Grosvenor considers such errors and mistakes to be a cost of doing business. However, pursuant to the standard of care provisions of the governing documents of the Fund or the Master Fund, Grosvenor will be obligated to reimburse the Fund or the Master Fund, as the case may be, for losses sustained by the Fund or the Master Fund, as the case may be, as a result of any Trade or Clerical Error that is caused by Grosvenor’s failure to adhere to the standard of care set forth in such provisions. Subject to its fiduciary obligations, Grosvenor will determine: (i) whether or not any Trade or Clerical Error is required to be reimbursed in accordance with such standard of care provisions; and (ii) if so, the extent of the loss that has been incurred by the Fund or the Master Fund, as the case may be. Grosvenor has an inherent conflict of interest with respect to determining whether or not a Trade or Clerical Error is required to be reimbursed in accordance with the applicable standard of care provisions and with respect to determining the extent of the loss that has been incurred by the Fund or the Master Fund, as the case may be.

If a Trade or Clerical Error occurs other than as a result of Grosvenor’s failure to adhere to the applicable standard of care, Grosvenor, in its sole discretion, reserves the right to reimburse the Fund or the Master Fund, as the case may be, for any losses sustained by the Fund or the Master Fund as a result of such Trade or Clerical Error. Grosvenor’s reimbursement of the Fund or the Master Fund, as the case may be, for a Trade or Clerical Error in such a situation will not constitute a waiver of Grosvenor’s general policy to cause the Fund or the Master Fund, as the case may be, to bear the losses associated with other Trade or Clerical Errors that occur other than as a result of Grosvenor’s failure to adhere to the applicable standard of care. Any net gain resulting from Trade or Clerical Errors will be for the benefit of the Fund or the Master Fund, as the case may be, and will not be retained by Grosvenor.

Receipt of Sensitive Information

Grosvenor may from time to time receive, from Investment Managers of the Investment Funds in which the Grosvenor-Managed Accounts invest, information that is not generally known to other investors in such Investment Funds. In these cases, legal or regulatory constraints could prevent Grosvenor from acting in the manner in which it otherwise would act on behalf of one or more Grosvenor-Managed Accounts, including the Fund or the Master Fund.

Proxy Voting

Grosvenor has developed certain policies and procedures to manage the conflicts of interest that may arise in connection with voting proxies on behalf of the Fund, the Master Fund and the other Grosvenor-Managed Accounts. (See “Proxy Voting – By the Master Fund and/or the Fund.”)

Grosvenor Securities LLC and Other Selling Agents

Grosvenor Securities LLC (“GSLLC”), an affiliate of Grosvenor, serves as a distributor and/or placement agent for certain Grosvenor-Managed Accounts, including the Fund, and Grosvenor may from time to time engage other distribution or similar agents to assist it in marketing Shares. Grosvenor Securities is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority, Inc. GSLLC’s sole function is to serve as a distributor and/or placement agent for certain Grosvenor-Managed Accounts, including the Fund and the Master Fund. Pursuant to a Master Placement Agent Agreement, Grosvenor compensates Grosvenor Securities on a flat annual fee basis for the distribution services provided by Grosvenor Securities, regardless of the success of Grosvenor Securities’ distribution services. Grosvenor Securities does not receive compensation from the Fund or the Master Fund for the distribution of Shares. You should understand that:

CONFLICTS OF INTEREST

•        in connection with acting as distributor on behalf of the Fund, Grosvenor Securities acts as an agent of the Fund, not as an agent of or a broker for you; and

•        Grosvenor Securities’ distribution activities on behalf of the Fund should not be construed as a recommendation to purchase Shares, as Grosvenor Securities makes no such recommendations.

Grosvenor Securities has an incentive to introduce the Fund to prospective Members, since additional investments in the Fund will result in additional investment management/advisory fees for Grosvenor.

If you acquire Shares as a result of a recommendation made by any other distribution or similar agent, you should not view such recommendation as being disinterested. Also, you should regard such an agent as having an incentive to recommend that you retain its Shares, as the Fund and/or Grosvenor may pay such agent fees for periods during which you hold such Shares.

Brokerage Expenses

Except in the very limited case of “secondary market” transactions in interests in Investment Funds, the Master Fund invests in Investment Funds without the involvement of any financial intermediary such as a broker-dealer, and commissions are not payable in connection with such investments. To the extent that the Master Fund purchases or sells investments other than investments in Investment Funds, Grosvenor has the authority to determine the financial intermediaries to be used in connection with such purchases/sales and to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such purchases/sales—which commissions or other compensation are borne by the Master Fund.

In determining which intermediaries to use, Grosvenor focuses on the quality of the execution-related services provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, their reliability and their financial stability), and does not necessarily select those that charge the lowest commissions or other transactional costs.

Grosvenor does not separately compensate financial intermediaries for the provision of non-execution related services and does not believe that it “pays up” for such services. However, Grosvenor may from time to time use financial intermediaries that provide research-related products or services to most or all of their customers, and—although Grosvenor does not request research-related products or services from such financial intermediaries—Grosvenor may on occasion receive and use research provided by such intermediaries. In this situation, Grosvenor receives a benefit because it does not have to produce or pay for the research. Accordingly, Grosvenor may have an incentive to select financial intermediaries based on its interest in receiving the research or other products or services rather than on its clients’ interest in receiving the most favorable execution. However, since the research provided is not material in nature and quantity and is provided without Grosvenor’s request, Grosvenor believes that its receipt of such research does not have a material effect on its selection of financial intermediaries.

To the extent that the Master Fund engages in “secondary market” transactions in interests in Investment Funds, Grosvenor generally has limited opportunity to select the financial intermediaries involved in connection with any proposed transaction or to negotiate the amount of commissions or other transactional compensation to be paid to such intermediaries in connection with such transactions. In general, the number of financial intermediaries active in the hedge fund “secondary market” is limited and the commissions charged by such intermediaries, which typically are borne by the purchasing party in such a transaction, may vary significantly from intermediary-to-intermediary, and transaction-by-transaction.

CONFLICTS OF INTEREST

Relationships with Consulting Firms

Persons employed by or otherwise associated with Grosvenor may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with consulting firms. In certain cases, such persons employed by or otherwise associated with consulting firms may be responsible for:

•        analyzing and/or monitoring “fund of funds” investment managers on behalf of such consulting firms;

•        recommending “fund of funds” investment managers to the investment committees or similar governing committees of such consulting firms;

•        selecting the “funds of funds” investment managers that such consulting firms will present to their clients as potential managers of such clients’ assets;

•        recommending particular “fund of funds” investment managers to clients of such consulting firms;

•        recommending that clients of such consulting firms continue to retain the services of, or discharge, “fund of funds” investment managers; and/or

•        otherwise playing an instrumental role in the process whereby clients of such consulting firms select, and/or retain or discharge, “fund of funds” investment managers.

In cases where persons employed by or otherwise associated with consulting firms have one or more responsibilities of the types discussed above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Grosvenor, such persons may have an incentive to select Grosvenor as a potential manager of the assets of clients of such consulting firms, to recommend Grosvenor to clients of such consulting firms and/or to recommend that clients of such consulting firms continue to utilize Grosvenor’s services.

Grosvenor believes that is the responsibility of consulting firms to recuse interested individuals or take other appropriate steps to protect the integrity of their decision-making processes, and to make appropriate disclosures of potential conflicts of interest to their clients. If you utilize the services of a consulting firm, Grosvenor urges you to inquire of such consulting firm whether it is subject to such a conflict of interest.

Grosvenor may from time to time enter into arrangements with consulting firms that represent existing and prospective clients, pursuant to which such consulting firms provide Grosvenor certain performance or other data on the “fund of funds” industry. Grosvenor may compensate such a consulting firm for such services on an annual flat-fee or other basis. In no event will Grosvenor enter into any such arrangement unless it first determines to its reasonable satisfaction that the firm that provides services to Grosvenor for compensation from Grosvenor discloses that fact to all clients to whom it recommends Grosvenor.

Relationships with Investment Managers and Other Service Providers

Persons employed by or otherwise associated with Grosvenor may be related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with the Investment Managers of existing or prospective Investment Funds or with other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts. In certain cases, such persons employed by or otherwise associated with Grosvenor may be responsible for:

•        analyzing and/or monitoring existing or prospective Investment Funds managed by such Investment Managers, or analyzing and/or monitoring other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts;

CONFLICTS OF INTEREST

•        recommending that Grosvenor approve Investment Funds managed by such Investment Managers as eligible investments for Grosvenor-Managed Accounts;

•        recommending that one or more Grosvenor-Managed Accounts add capital to, or withdraw/redeem their capital (in whole or in part) from, Investment Funds managed by such Investment Managers;

•        making the final decision to approve Investment Funds managed by such Investment Managers as eligible investments for Grosvenor-Managed Accounts;

•        making the final decision to cause one or more Grosvenor-Managed Accounts to add capital to, or withdraw/redeem their capital (in whole or in part) from, Investment Funds managed by such Investment Managers;

•        recommending that Grosvenor retain other third-parties that wish to provide services to Grosvenor and/or one or more Grosvenor-Managed Accounts; and/or

•        recommending that Grosvenor discharge third-parties that provide services to one or more Grosvenor-Managed Accounts.

In cases where persons employed by or otherwise associated with Grosvenor have one or more responsibilities of the types discussed above and are related by blood or marriage to, or otherwise have personal relationships with, persons employed by or otherwise associated with Investment Managers of existing or prospective Investment Funds or other third-parties that provide or contemplate providing services to Grosvenor and/or one or more Grosvenor-Managed Accounts, such persons may have an incentive to base their decisions on personal considerations rather than on the best interests of the affected Grosvenor-Managed Accounts. Grosvenor, however, monitors relationships of these types with a view to determining whether there is a reasonable likelihood that such persons will base their decisions on personal considerations rather than on the best interests of the affected Grosvenor-Managed Accounts, and will take appropriate action if it determines that such a reasonable likelihood exists.

Gifts, Meals and Entertainment

Grosvenor personnel may receive gifts, meals and/or entertainment from service providers doing business with Grosvenor and/or one or more Grosvenor-Managed Accounts, or from prospective service providers, including existing and prospective Investment Managers. Grosvenor maintains policies and procedures that it believes are reasonably designed to preserve Grosvenor’s objectivity with respect to the selection, retention and termination of service providers, notwithstanding the receipt of gifts, meals and/or entertainment by Grosvenor personnel from such service providers. However, notwithstanding these policies and procedures, to the extent that Grosvenor’s employees receive gifts, meals and/or entertainment from a service provider or prospective service provider, such employees may have an incentive to seek to cause Grosvenor and/or one or more Grosvenor-Managed Accounts to enter into a business relationship with, or to sustain or expand an existing business relationship with, such service provider even if doing so is not in the best interests of such Grosvenor-Managed Account(s).

Grosvenor from time to time provides meals and entertainment to persons employed by or otherwise associated with consultants, financial advisors, clients and prospective clients (which may include Members and prospective Members). In certain cases, Grosvenor may provide such meals and entertainment to clients or prospective clients at the request of consultants, financial planners or other third-parties. It is possible that providing meals and entertainment to such persons could affect their decision-making responsibilities.

CONFLICTS OF INTEREST

Grosvenor from time to time contributes to events sponsored by clients and prospective clients, or by organizations in which clients or prospective clients participate, such as picnics, annual meetings, dinners and events honoring retiring employees. It is possible that contributing to such events could affect the clients or prospective clients in connection with their decisions whether to retain Grosvenor as their investment manager/adviser or to maintain existing investment management/advisory relationships with Grosvenor.

Charitable and Philanthropic Activities

Grosvenor and its principals, and Investment Managers of the Investment Funds in which the Master Fund invests and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. Grosvenor and its principals, on the one hand, and such Investment Managers and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. Grosvenor and its principals, and such Investment Managers and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in Grosvenor’s investment management process.

Similarly, Grosvenor and its principals, and investors/participants in Grosvenor-Managed Accounts and their principals, may engage in philanthropic activities through contributions of their time and/or financial resources to charitable organizations. Grosvenor and its principals, on the one hand, and investors/participants in Grosvenor-Managed Accounts and their principals, on the other hand, may from time to time ask each other to participate in their respective philanthropic activities. Grosvenor and its principals, and investors/participants in Grosvenor-Managed Accounts and their principals, are free to participate in philanthropic opportunities brought to their attention by one another. Under no circumstances will such participation or lack thereof be a factor in Grosvenor’s investment management process.

Grosvenor has frequent interaction with consultants and financial advisors who represent prospective and existing investors/participants in the Grosvenor-Managed Accounts. Grosvenor does not pay these consultants or financial advisors to recommend Grosvenor or any Grosvenor-Managed Account to their clients. However, consultants and financial advisors have from time to time invited Grosvenor and its principals to participate in particular philanthropic activities, and can be expected to continue to do so in the future. Grosvenor has participated in such philanthropic activities in the past and can be expected to continue to do so in the future. Under no circumstances will such participation or lack thereof be a factor in Grosvenor’s investment management process.

The Investment Managers

The Investment Managers of the Investment Funds in which the Master Fund invests are likely to be subject to many of the same types of conflicts of interest to which Grosvenor is subject. For example, the Investment Managers may be involved in other business ventures, including the management and/or administration of other investment funds and accounts whose investment objectives are identical or substantially similar to those of the Investment Funds they manage. Neither the Fund nor the Master Fund will share in the risks or rewards of such other ventures. In addition, such other ventures will compete with the relevant Investment Funds for the time and attention of the relevant Investment Managers, and might create additional conflicts of interest or raise other special considerations.

The Investment Managers have responsibility for investing the capital allocated to them. The Investment Managers also manage other accounts (including other accounts in which they may have an interest) and may have financial and other incentives to favor such accounts over the Investment Funds in which the Master

CONFLICTS OF INTEREST

Fund invests. In investing on behalf of other clients, as well as the Investment Funds in which the Master Fund invests, the Investment Managers must allocate their resources, as well as limited market opportunities. Doing so could increase the level of competition for the same trades that otherwise might be made for the Investment Funds in which the Master Fund invests, including the priorities of order entry, as well as make it difficult or impossible to take or liquidate a particular position at a price indicated by an Investment Manager’s strategy.

In addition, in connection with investing and trading for other accounts, including their proprietary accounts, the Investment Managers may make use of information obtained by them in the course of investing and trading for the Investment Funds. They will have no obligation to compensate the Investment Funds in any respect for their receipt of such information or to account to any such Investment Fund for any profits earned from their use of such information.

The Investment Managers and their principals, in managing investment accounts other than the Investment Funds, may employ trading methods, policies and strategies which differ from those which they employ on behalf of such Investment Funds. Therefore, the results of the Master Fund’s investments in such Investment Funds may differ from the results of other accounts managed by such Investment Managers.

The Investment Managers select the financial intermediaries that execute transactions for their respective Investment Funds and negotiate the related brokerage commissions and other transactional costs paid to such intermediaries. In selecting financial intermediaries and/or in negotiating commissions and other compensation with them, such Investment Managers (subject to their overall duty to obtain “best execution” of all transactions for the Investment Funds they manage):

•        have authority to and may consider the full range and quality of the services and products provided by the intermediaries (including factors such as the ability of the intermediaries to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

•        do not necessarily select intermediaries that charge the lowest transaction costs. In this regard, Investment Managers may engage in the practice known as “paying up,” whereby the Investment Managers cause their Investment Funds to pay higher transaction costs than they would otherwise pay so that the Investment Managers may receive certain non-execution related products and services provided by or through the intermediaries (so-called “soft dollar” benefits).

The practices discussed above create conflicts between the interests of an Investment Manager and the interests of the Investment Fund(s) managed by such Investment Manager. This is because an Investment Manager that receives “soft dollar” benefits receives a benefit that it does not have to purchase out of its own resources. This benefit, in turn, may create an incentive to utilize particular intermediaries based not on the interest of the Investment Fund(s) in achieving “best execution” of their transactions, but on the Investment Manager’s interest in receiving benefits for which it does not have to pay out of its own resources.

Further, an Investment Manager may cause an Investment Fund managed by such Investment Manager to pay transaction costs to a financial intermediary even though such Investment Manager and/or clients of such Investment Manager other than such Investment Fund are the exclusive beneficiaries of “soft dollar” benefits provided by the intermediary.

CONFLICTS OF INTEREST

Grosvenor generally is authorized to consent on behalf of the Master Fund to the Investment Managers engaging in “soft dollar” practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Exchange Act.

Other Matters

The Adviser, its affiliates (including GSLLC) and their directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Adviser on behalf of the Master Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of the Adviser and its affiliates, and those of any other selling agents, that are the same, different or made at a different time than positions taken for the Master Fund. In order to mitigate the possibility that the Master Fund or the Fund will be adversely affected by this personal trading, the Master Fund, the Fund, the Adviser and the Distributor have adopted codes of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Master Fund’s portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Fund or the Master Fund, except that the Fund may engage in transactions with accounts which are affiliated with the Fund or the Master Fund solely because they are advised by the Adviser or one of its affiliates or because they have common officers, directors or managing members or as otherwise allowed by rule or SEC Staff interpretation. Such transactions would be effected in circumstances where the Adviser has determined that it would be appropriate for the Fund or the Master Fund to purchase and another Grosvenor-Managed Account to sell, or the Fund or the Master Fund to sell and another Grosvenor-Managed Account to purchase, the same security or instrument on the same day. All such purchases and sales would be made pursuant to procedures that would be adopted by the Fund or the Master Fund pursuant to Rule 17a-7 under the 1940 Act or as otherwise allowed by rule or SEC Staff interpretation. Among other things, those procedures would be intended to ensure that (i) each such transaction will be effected for cash consideration at the current market price of the particular securities, (ii) no such transaction will involve restricted securities or securities for which market quotations are not readily available and (iii) no brokerage commissions, fees (except for customary transfer fees) or other remuneration will be paid in connection with any such transaction. Affiliated broker-dealers of the Adviser may act as broker for the Fund, the Master Fund or the Investment Funds in effecting securities transactions. (See “Brokerage.”)

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to additional conflicts of interest.

PROXY VOTING

By Members

Each Member has the right to cast a number of votes based on the number of Shares owned by the Member at a meeting of Members called by the Board of Directors or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Directors, approval of the agreement with the investment adviser of the Fund, and approval of the Fund’s auditors, and on certain other matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund or the Master Fund.

In addition, pursuant to a master/feeder agreement between the Fund and the Master Fund, approval by members of the Master Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Master Fund, which, for this purpose, means the affirmative vote of the lesser of (1) Master Fund members representing more than 50% in interest of the outstanding interests in the Master Fund or (2) Master Fund members representing 67% or more in interest of the outstanding interests in the Master Fund present at a meeting called for the purpose of approving a proposal, if Master Fund members holding more than 50% in interest of the outstanding interests in the Master Fund are represented at such meeting in person or by proxy. In connection with the vote of members of the Master Fund, the Fund will vote its interest in the Master Fund proportionately for and against approval in accordance with the votes of Members for and against a proposal.

By the Master Fund and/or the Fund

The Master Fund has delegated to Grosvenor the responsibility to vote proxies related to portfolio securities, including Investment Funds.

Information regarding how the Master Fund and the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 211-4521, and on the SEC’s website at http://www.sec.gov.

Background

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, requires an SEC-registered investment adviser like Grosvenor to implement proxy voting policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interests of its clients.

Pursuant to Rule 206(4)-6, Grosvenor has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) that have been designed to ensure that Grosvenor votes proxies in the best interests of its clients.

When Grosvenor is Requested to Respond to Proxy Requests

The most common scenarios in which Grosvenor is requested to respond to proxy requests relating to securities held by one or more client accounts, including the Registrant, are as follows:

•        Grosvenor has investment discretion over such client accounts and is requested by the Investment Manager of an underlying Investment Fund in which such client accounts invest to vote limited partnership interests, limited liability company interests, shares or similar equity interests in such Investment Fund.

•        A client who invests in an account over which Grosvenor does not have investment discretion is requested by the Investment Manager of an underlying Investment Fund in which such account invests to vote limited

PROXY VOTING

partnership interests, limited liability company interests, shares or similar equity interests in such Investment Fund, and such client in turn requests Grosvenor to make a recommendation as to how such client should respond to such request.

In rare cases, Grosvenor may be requested to vote on (or make recommendations to clients as to how to vote on) matters relating to Fee Sharing Agreements (as defined under the heading “CONFLICTS OF INTEREST – Fee Investments in Other Investment Management Firms”) and ancillary investments.

For purposes of convenience, a request by an Investment Manager or other party (other than a client) to vote a security held by a client account, or to vote on any matter (or consent to any action) relating to a Fee Sharing Agreement, is referred to below as a “Proxy Request.”

Material Proposals and Immaterial Proposals

Grosvenor divides Proxy Requests into two general categories, those relating to “Immaterial Proposals” and those relating to “Material Proposals.”

Grosvenor defines an “Immaterial Proposal” as a proposal that, if adopted, would not, in Grosvenor’s reasonable judgment, either:

•        be reasonably likely to have a material adverse effect on the relevant client account(s) (e.g., a proposal to approve a change in the name of an Investment Fund, to approve an Investment Fund’s previous year’s audited financial statements, to approve an Investment Fund’s appointment of independent auditors, to elect new directors of an Investment Fund, etc.); or

•        materially adversely change the terms on which future investments may be made by one or more of Grosvenor’s client accounts.

In other words, a proposal that, if adopted, would change any one or more terms in a manner that is favorable, or not materially adverse, to existing or future client accounts, is an Immaterial Proposal.

Grosvenor defines a “Material Proposal” as a proposal that is not an Immaterial Proposal (i.e., a Material Proposal is a proposal that, if adopted, would, in Grosvenor’s reasonable judgment, either:

•        be reasonably likely to have a material adverse effect on the relevant client account(s); or

•        materially adversely change the terms on which future investments may be made by one or more client accounts).

Determining What Action Should Be Taken in Response to a Proxy Request

Upon receiving a Proxy Request containing an Immaterial Proposal or a Material Proposal:

•        the investment professional whom Grosvenor has designated as the proxy principal with respect to the Investment Manager or securities in question (“Proxy Principal”) must determine whether favorable action on such Proposal would be consistent with:

•        the investment objective(s), policies and restrictions of the relevant client account(s); and

•        the best economic interests of the relevant client account(s).

This does not mean that the Proxy Principal is obligated to disapprove a Proxy Request in a situation where approval would result in an economic detriment to the relevant client account(s); it means instead that, in determining a course of action with respect to a Proxy Request, the Proxy Principal:

PROXY VOTING

•        must consider only those factors that relate to the economic value of the investment to which such Proxy Request relates (to the extent factors relating to economic value are involved in such Proxy Request);

•        must not subordinate the economic interests of the relevant client account(s) to objectives unrelated to the economic value of the investment to which such Proxy Request relates; and

•        may not use the opportunity to consent to a Proxy Request to promote social purposes or to further legislative, political, regulatory or public policy issues that have no connection to enhancing the economic value of the investment to which such Proxy Request relates.

Action on Immaterial Proposals

It is Grosvenor’s policy to act (or recommend action, as the case may be) on each Immaterial Proposal, unless Grosvenor’s Operations Committee determines otherwise.

It is Grosvenor’s policy to consent (or recommend consent, as the case may be) to each Immaterial Proposal, unless:

•        the relevant Proxy Principal has determined that consenting to such Immaterial Proposal would not be consistent with either or both: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and (ii) the best economic interests of the relevant client account(s), or the Proxy Principal otherwise has determined to object to such Immaterial Proposal; and/or

•        Grosvenor’s Operations Committee determines, based on information provided to it by the Proxy Principal and/or by certain other persons within Grosvenor, that consent to such Immaterial Proposal would not be consistent with: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and/or (ii) the best economic interests of the relevant client account(s).

Notwithstanding the foregoing, Grosvenor’s Operations Committee, after due consideration, may authorize Grosvenor to act favorably (or make a favorable recommendation, as the case may be) on an Immaterial Proposal in either of the two situations described above, upon such terms and subject to such conditions as Grosvenor’s Operations Committee may determine to be appropriate under the circumstances.

Action on Material Proposals

Except as discussed below under “Managing Conflicts of Interest,” it is Grosvenor’s policy to act (or recommend action, as the case may be) on each Proxy Request relating to a Material Proposal in accordance with the recommendation of the Proxy Principal with respect to the Investment Manager or securities in question, subject to the following considerations:

•        Any member of Grosvenor’s Investment Committee may object to the recommendation of a Proxy Principal in response to a Proxy Request. In the case of any such objection, the matter is referred to Grosvenor’s Investment Committee, whose decision shall be final and conclusive; provided, however, that Grosvenor’s Chairman or Grosvenor’s Operations Committee may veto any action proposed to be taken by a Proxy Principal or by Grosvenor’s Investment Committee in response to a Proxy Request.

PROXY VOTING

•         Grosvenor’s Operations Committee may object to the recommendation of a Proxy Principal in response to a Proxy Request if Grosvenor’s Operations Committee determines, based on information provided to it by the Proxy Principal and/or by certain other persons within Grosvenor, that consent to such Proxy Request would not be consistent with: (i) the investment objective(s), policies and restrictions of the relevant client account(s) and/or (ii) the best economic interests of the relevant client account(s). Grosvenor’s Operations Committee, however, after due consideration, may authorize Grosvenor to act favorably (or make a favorable recommendation, as the case may be) on a Proxy Request relating to a Material Proposal in this situation, upon such terms and subject to such conditions as Grosvenor’s Operations Committee may determine to be appropriate under the circumstances.

In the case of client accounts that Grosvenor manages on a discretionary basis, Grosvenor ordinarily does not consult with the clients prior to taking action on Proxy Requests that affect such accounts. However, in certain cases, clients who grant written legal investment discretion to Grosvenor may informally reserve the right to approve or disapprove of Grosvenor’s decisions with respect to voting on Proxy Requests that affect their accounts.

In the case of client accounts that Grosvenor advises on a non-discretionary basis, Grosvenor informs the clients of the Proxy Requests and follows their respective instructions with respect to voting on such requests.

Factors Considered in Determining What Action Should Be Taken in Response to a Proxy Request

Grosvenor expects that Proxy Requests frequently will request approval of “Adverse Measures,” namely, measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security or Fee Sharing Agreement in question. For example, it is anticipated that Proxy Requests frequently will request approval of increased fees and/or less favorable liquidity provisions relating to Investment Funds in which one or more of Grosvenor’s client accounts invest.

Nevertheless, it is expected that a Proxy Principal ordinarily will recommend favorable action on Proxy Requests that propose Adverse Measures as long as:

•         such Proxy Principal reasonably believes, based on the totality of the facts and circumstances (in the case of a Proxy Request relating to an investment in an Investment Fund or to an ancillary investment) that continuing to hold the relevant security has a reasonable probability of conferring economic benefits on the relevant Grosvenor-Managed Account(s) (e.g., continued access to a high-quality Investment Manager) that outweigh the adverse economic affect(s) of such Adverse Measure, considered over the anticipated holding period of such security in the portfolio(s) of the relevant client account(s); and

•         such Proxy Principal reasonably believes, based on the totality of the facts and circumstances (in the case of a Proxy Request relating to a Fee Sharing Agreement) that adoption of the proposal in question has a reasonable probability of enhancing (or not materially reducing) the economic value and/or utility of the Fee Sharing Agreement in the portfolio(s) of the relevant client account(s) over the anticipated life of such Fee Sharing Agreement.

Managing Conflicts of Interest

In furtherance of Grosvenor’s goal to take action on all Proxy Requests in a manner that best serves the interests of the affected client accounts, Grosvenor will not implement any decision to respond to (or make a recommendation as to how to respond to) a Proxy Request in a particular manner unless and until a Grosvenor Compliance Officer has implemented certain procedures designed to:

PROXY VOTING

•        identify whether Grosvenor is subject to a conflict of interest in taking action in response to such Proxy Request;

•        assess the materiality of such a conflict; and

•        address a material conflict in a manner designed to serve the best interests of the affected client accounts(s).

A conflict of interest ordinarily will be considered material if it can reasonably be argued that Grosvenor (or certain of its related persons) have a meaningful incentive to respond to the Proxy Request in a manner designed to benefit Grosvenor (or any such related person) rather than the affected client accounts – even if there is no ostensible detriment to the affected client account(s) from responding to such request in that manner.

In addition, a conflict of interest may be considered material if it can reasonably be argued that Grosvenor has a meaningful incentive to respond to a Proxy Request in a manner designed to favor one or more of Grosvenor’s client account(s) over one or more of Grosvenor’s other client account(s).

All materiality determinations are based on an assessment of the particular facts and circumstances.

If the Grosvenor Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a conflict of interest in taking action in response to a Proxy Request but that such conflict is not material, he or she shall issue an instruction to take action in response to such Proxy Request as provided above under “Action on Immaterial Proposals” or “Action on Material Proposals,” as the case may be.

If the Grosvenor Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a material conflict of interest in taking action in response to a Proxy Request, he or she shall, in consultation with such other of its personnel as he or she determines to be appropriate under the circumstances, determine how to address such conflict.

In determining how to address a material conflict of interest, the Compliance Officer may consider the following potential solutions, as well as any other solutions he or she wishes to consider:

•        in the case of a non-discretionary account, disclosing the conflict of interest to the appropriate parties;

•        in the case of a discretionary account, disclosing the conflict of interest to the appropriate parties and obtaining their consent (in accordance with the governing documents of such account) to act on the Proxy Request in accordance with the decision reached by Grosvenor with respect to such Proxy Request; and

•        in the case of any account, engaging an independent third party to recommend a response to the Proxy Request.

In cases where the Grosvenor Compliance Officer determines that Grosvenor (or one or more of its related persons) is subject to a conflict of interest in responding to a Proxy Request and that such conflict is material, he or she shall not issue an instruction to take or recommend action in response to such Proxy Request in accordance with the decision reached by Grosvenor without first determining that such action is in the best interests of the affected client account(s).

In the case of any client account that is subject to the ERISA, Grosvenor may not issue an instruction to take or recommend action in response to a Proxy Request unless the material conflict has been cured or avoided to the satisfaction of the Grosvenor Compliance Officer pursuant to one or more of the following steps:

PROXY VOTING

•        If the material conflict implicates one or more individuals on Grosvenor’s Investment Committee or Grosvenor’s Operations Committee but does not implicate Grosvenor (or other personnel), the implicated individual(s) shall be recused from the decision with respect to such Proxy Request if feasible and not detrimental to such account.

•        If the impact of the material conflict goes beyond specific employees who can reasonably be recused from the action, Grosvenor shall engage an independent third party to recommend a response to the Proxy Request. The independent third party could be the fiduciary for the client account, in the case of a non-discretionary account, if the fiduciary agrees in writing to assume full fiduciary responsibility for the response without advice from Grosvenor.

In certain cases, depending on the interests of particular clients, a Proxy Principal may recommend that certain client accounts vote against a Material Proposal and that other client accounts vote in favor of such Material Proposal.

BROKERAGE

The Investment Managers select the brokers and dealers that execute transactions for their respective Investment Funds and negotiate the related brokerage commissions and other transaction costs. In selecting brokers and dealers and/or in negotiating commissions and other compensation, Investment Managers (subject to their overall duty to obtain “best execution” of all transactions for the Investment Funds they manage):

•

have authority to and may consider the full range and quality of the services and products provided by various brokers and dealers (including factors such as the ability of the brokers and dealers to execute transactions efficiently, their responsiveness to instructions, their facilities, reliability and financial responsibility, and the value of any research or other services or products they provide); and

•	do not necessarily select brokers and dealers that charge the lowest transaction costs.

An Investment Manager may cause an Investment Fund to pay transaction costs to a broker or dealer even though such Investment Manager and/or clients of such Investment Manager other than such Investment Fund are the exclusive beneficiaries of non-execution related products and services provided by such broker or dealer.

Grosvenor is authorized to consent on behalf of the Master Fund to the Investment Managers engaging in “soft dollar” practices, regardless of whether such practices conform to the requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended.

FEES AND EXPENSES

The Adviser generally bears all of its own expenses incurred in providing services to the Master Fund and the Fund, except that the Master Fund reimburses the Adviser up to $25,000 per year for certain out-of-pocket costs and expenses incurred in connection with the operation of the Master Fund. The Master Fund is not obligated to pay any of the Adviser’s allocable overhead.

The Fund bears its own expenses, and, indirectly through its investment in the Master Fund, a pro rata portion of the Master Fund’s fees and expenses not otherwise borne by the Adviser, including, but not limited to: all investment-related expenses (including, but not limited to, fees paid directly or indirectly to the Investment Managers), all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account such as direct and indirect expenses associated with the Master Fund’s investments, including its investments in Investment Funds, transfer taxes and premiums, taxes withheld on foreign dividends; any interest expense; fees and disbursements of any attorneys and accountants engaged on behalf of the Fund; audit and tax preparation fees and expenses; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Advisory Fee and the Management Fee payable to the Adviser; fees and travel-related expenses of the Master Fund Board who are not employees of the Adviser or any affiliate of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser will, subject to possible reimbursement by the Fund as described below, waive fees or pay or absorb expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund and any indemnification expenses of the Master Fund as described herein under “Investment Advisory Agreement and Management Agreement”, but excluding any fees, expenses and incentive allocations of the Investment Funds) to the extent necessary to limit the ordinary operating expenses of the Fund (including the Fund’s share of the ordinary operating expenses of the Master Fund, but excluding taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the Fund and the Master Fund) to 1.75% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s annualized ordinary operating expenses to exceed the Expense Limitation in effect at the time that the fee was waived or the expense was paid or absorbed. The Expense Limitation Agreement will remain in effect until March 31, 2015 and will terminate unless renewed by the Adviser.

The Investment Funds bear various expenses in connection with their operations. These expenses are similar to those incurred by the Fund and the Master Fund. The Investment Managers generally charge asset-based management fees to and receive performance-based compensation from the Investment Funds, which effectively will reduce the investment returns of the Investment Funds. These expenses, fees and allocations will be in addition to those incurred by the Fund and the Master Fund. As an investor in Investment Funds, the Master Fund will bear its pro rata share of the expenses and fees of the Investment Funds and will also be subject to performance allocations to the Investment Managers. The Fund will bear its pro rata share of these expenses and fees by virtue of investment in the Master Fund.

ADMINISTRATOR

The Fund has retained BNY Mellon Investment Servicing (U.S.) Inc. (the “Administrator”) to provide accounting and certain administrative and investor services to the Fund, including fund accounting, investor accounting, and taxation services. In consideration of these services, the Fund pays a monthly fee of $750 to the Administrator. Similar services are provided by the Administrator to the Master Fund, which pays an asset based fee to the Administrator equal to six basis points per annum (a portion of which is borne indirectly by the Fund). The Administrator’s principal business address is 103 Bellevue Parkway, Wilmington, Delaware 19809.

Absent the Administrator’s own intentional misconduct, bad faith, gross negligence or reckless disregard with respect to its duties, the Fund has agreed to indemnify, defend and hold harmless the Administrator and its affiliates and their respective directors, trustees, officers, agents and employees from all claims, suits, actions, damages, losses, liabilities, obligations, costs and reasonable expenses (including attorneys’ fees and court costs, travel costs and other reasonable out-of-pocket costs related to dispute resolution) arising directly or indirectly from: (a) any action or omission to act by any prior service provider of the Fund; and (b) any action taken or omitted to be taken by the Administrator in connection with this provision of services to the Fund.

The table below sets forth the fees paid to the Administrator for the past three fiscal years.

	Fees Paid for Year Ended March 31
	2013	2012	2011
Grosvenor Registered Multi-Strategy Master Fund, LLC	$222,930	$227,979	$213,071
Grosvenor Registered Multi-Strategy Fund (W), LLC[a]	N/A	N/A	N/A

[a]	The Fund commenced operations , 2013.

NET ASSET VALUATION

The net asset value of the Fund will be determined by or at the direction of the Adviser as of the close of business at the end of each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Directors. To determine net asset value of the Fund, the Fund relies on information from the Master Fund, which, in turn, receives such information from the Investment Managers. It is expected that the Fund will report its net asset value within thirty days after each fiscal period.

The Master Fund Board has approved procedures pursuant to which the Master Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value of these investments ordinarily will be the value determined as of the end of the fiscal period by the Investment Manager of each Investment Fund in accordance with the Investment Fund’s valuation policies and as reported by the Investment Manager. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from the Investment Fund if the Master Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. Because Investment Funds generally provide net asset value information to the Master Fund on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Master Fund generally will not be able to determine the fair value of its investments in Investment Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Master Fund by Investment Managers. In the unlikely event that an Investment Fund does not report a value to the Master Fund on a timely basis at the end of a fiscal period, the Master Fund would determine the fair value of its interest in that Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at the time the Master Fund values its assets. The Master Fund Board has determined that any values of interests in Investment Funds reported as “estimated” or “final” values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available, or the fair value of such securities.

Before investing in any Investment Fund, the Adviser conducts a due diligence review of the valuation methodology utilized by the Investment Fund, which as a general matter utilizes market values when available, and otherwise utilizes principles of fair value that the Adviser reasonably believe to be consistent with those used by the Master Fund for valuing its own investments. Although the procedures approved by the Master Fund Board provide that the Adviser will periodically review the valuations of interests in Investment Funds provided by the Investment Managers, neither the Adviser nor the Board of Directors will be able to confirm independently the accuracy of valuations of such interests provided by such Investment Managers (which are unaudited, except for year-end valuations).

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser or, in certain cases, the Master Fund Board, will consider such information, and may conclude in certain circumstances that the information provided by an Investment Manager does not represent the fair value of the Master Fund’s interests in an Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Investment Fund’s governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Master Fund Board, in the absence of specific transaction activity in interests in a particular Investment Fund, the Master Fund could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Investment Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Master Fund Board.

If the Master Fund holds any securities other than interests in Investment Funds, the Master Fund will value the portfolio securities held by the Master Fund as follows:

Domestic exchange traded and NASDAQ listed equity securities (other than options) will be valued at their last composite sale prices as reported on the exchanges where those securities are traded. If no sales of those securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by those

NET ASSET VALUATION

exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange. Listed options will be valued at their bid prices (or ask prices in the case of listed options held short) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices (for securities held long) or ask prices (for securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

Debt securities (other than convertible debt securities) will be valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Master Fund Board will periodically monitor the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less, are valued by the amortized cost method unless the use of amortized cost would be inappropriate due to credit or other impairments, or otherwise does not represent fair value.

If in the view of the Adviser, the bid price of a listed option or debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may request a valuation committee comprised of two Directors to instead adopt procedures to value the security at fair value. In any such situation, the valuation committee will consider the recommendation of the Adviser, and, if it determines in good faith that an override of the value assigned to the security under the procedures described above is warranted, will adopt procedures for purposes of determining the fair value of the security.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. Similarly, U.S. markets may close early on any given day or may regularly close prior to calculation of the Master Fund’s net asset value. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Master Fund is determined. When an event materially affects the values of securities held by the Master Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Master Fund Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Master Fund’s net assets, which, in turn, would affect amounts paid on repurchases of Shares and the amount of fees paid, if the judgments regarding appropriate valuations should prove incorrect.

PURCHASING SHARES

Purchase Terms

The Board of Directors may accept initial and additional purchases of Shares as of the first day of each month. The Board of Directors has authorized the Adviser to offer Shares more or less frequently. All purchases are subject to the receipt of cleared funds prior to the applicable purchase date in the full amount of the purchase, although the Adviser may accept, in its sole discretion, a purchase prior to receipt of cleared funds. The investor must also submit a completed investor application document in good order before the applicable purchase date. The Fund reserves the right to reject any purchase of Shares and may, in its sole discretion, suspend sales of Shares at any time.

The minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and additional investments may be reduced by the Board of Directors.

Except as otherwise permitted by the Board of Directors, initial and any additional purchases of Shares by any Member are payable in cash, and all purchases must be transmitted by the time and in the manner that is specified in the investor application documents of the Fund. Initial and any additional purchases of Shares are payable in one installment. Although the Fund may accept in-kind purchases with securities in the sole discretion of the Board of Directors, the Fund has no present intention of accepting purchases with securities. If the Fund were to accept an in-kind purchase, the securities would be valued in the same manner as the Fund values its other assets. (See “Net Asset Valuation”)

Each investor must also represent and warrant in an investor application, among other things, that the investor is purchasing Shares for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Shares.

Eligible Investors

Shares are being offered only to investors that are “Eligible Investors.” Currently, Eligible Investors include investors: (i) who purchase their investment through a discretionary or non-discretionary fee-based advisory or wrap program; (ii) who are clients of investment advisers or financial planners that participate in programs through which Shares of the Fund are offered; or (iii) who are other customers or clients of the Distributor, Selling Agents or their affiliates, as authorized by the Distributor. An existing member who makes an additional investment in the Fund will be required to meet these eligibility criteria at the time of the additional investment.

Each investor is required to certify that the Shares purchased are being acquired for the account of an “accredited investor” as defined in Regulation D under the 1933 Act or an investor whose purchase is directed by a registered investment adviser acting in a fiduciary capacity.

To qualify as an “accredited investor”, an individual investor must have: (i) a net worth (or joint net worth with the investor’s spouse) immediately prior to the time of purchase in excess of $1 million; or (ii) had an income in excess of $200,000 (or joint income with the investor’s spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. For purposes of determining net worth, an investor’s primary residence shall be excluded from both total assets and total liabilities, except that liabilities attached to such residence should be included in total liabilities to the extent that: (i) such liabilities exceed fair market value of such residence; or (ii) any such liability was incurred within 60 days of the purchase date of your Fund investment (e.g., as a result of a second mortgage or a home equity loan), unless such indebtedness was incurred in connection with the purchase of such residence. Corporations, partnerships, trusts and other entities are generally required to have total assets in excess of $5 million.

PURCHASING SHARES

Existing Members who purchase additional Shares are required to meet the foregoing eligibility criteria at the time of the additional purchase. The relevant investor qualifications are set forth in the investor application documents that must be completed by each prospective investor.

Shares may not be purchased by non-resident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

The Fund will not generate “unrelated business taxable income” (“UBTI”), for investors subject to ERISA and other tax-exempt investors unless an investor incurs acquisition indebtedness in connection with its investment in the Fund.

The Distributor

The Distributor, which is an affiliate of the Adviser, is a securities broker-dealer registered with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal offices of the Distributor are located at 900 North Michigan Avenue, Suite 1100, Chicago, IL 60611. The Distributor is not compensated by the Fund for such services and bears its own costs associated with its activities as Distributor, except that the Fund may reimburse the Distributor for the costs associated with the filing of sales material with FINRA. The Distributor will, subject to the approval of the Board of Directors, retain affiliated and unaffiliated broker-dealers to act as selling agents for the Fund and may compensate them for their services. The Fund will not bear any of the costs of these compensation arrangements.

The Adviser (or one of its affiliates) may pay from its own resources (which may include revenue from advisory and management services) additional compensation or commissions, either at the time of sale or on an ongoing basis, to intermediaries for sales of Fund Shares by such intermediaries and for ongoing investor servicing. Such payments, sometimes referred to as “revenue sharing,” may be made for the provision of sales training, product education and access to sales staff, the support and conduct of due diligence, balance maintenance, the provision of information and support services to clients, inclusion on preferred provider lists and the provision of other services. The receipt of such payments could create an incentive for the third party to offer or recommend a Fund instead of similar investments where such payments are not received. Such payments may be different for different intermediaries.

The Adviser may retain certain parties to act as servicing agents to assist with investor servicing and administration. The Adviser compensates such servicing agents out of its own resources.

The Adviser hopes to benefit from revenue sharing by maintaining and increasing the Fund’s net assets, which, as well as benefiting the Fund, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, the Distributor or a selling agent may feature a certain fund in its sales platform or give the Adviser preferential access to members of its sales force or management. An intermediary may earn a profit on revenue sharing payments, and such payments may provide your intermediary with an incentive to favor the Fund. An investor may inquire of its intermediary regarding any payments received from the Adviser or the Fund, as well as about fees and/or commissions of the intermediary.

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

No Right of Redemption

No Member or other person holding Shares acquired from a Member has the right to require the Fund to redeem those Shares. There is no public market for Shares, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchases of Shares

The Fund will from time to time offer to repurchase Shares pursuant to written tenders by Members. Repurchase offers will be made at such times and on such terms as may be determined by the Board of Directors, in its sole discretion. In determining whether the Fund should offer to repurchase Shares from Members, the Board of Directors will consider the recommendation of the Adviser. The Adviser expects that generally it will recommend to the Board of Directors that the Fund offer to repurchase Shares from Members four times each year, effective as of the last day of each calendar quarter. The Board of Directors will also consider the following factors, among others, in making this determination:

•     whether any Members have requested that the Fund repurchase their Shares;

•     the liquidity of the Fund’s assets;

•     the investment plans and working capital requirements of the Fund;

•     the relative economies of scale with respect to the size of the Fund;

•     the history of the Fund in repurchasing Shares; and

•     the economic condition of the securities markets.

The Fund will repurchase Shares from Members pursuant to written tenders on terms and conditions that the Board of Directors determines to be fair to the Fund and to all Members or persons holding Shares acquired from Members, or to one or more classes of Members, as applicable. When the Board of Directors determines that the Fund shall repurchase Shares, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Shares during the period that a repurchase offer is open may ascertain the net asset value of their Shares by contacting the Adviser during the period.

The Fund Agreement provides that the Board of Directors will call a meeting of Members for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period repurchase any of the Shares tendered in accordance with the procedures determined by the Board of Directors from time to time.

Repurchases of Shares from Members by the Fund may be made, in the discretion of the Fund, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Fund does not expect to distribute securities in-kind except in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Members not tendering Shares for repurchase. Repurchases will be effective after receipt and acceptance by the Fund of all eligible written tenders of Shares from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Fund Agreement), which will be distributed to all tendering Members on a pari passu basis. The Fund does not impose any charges in connection with repurchases of Shares or portion of Shares.

Due to liquidity restraints associated with the Master Fund’s investments in Investment Funds and the fact that the Master Fund may have to effect withdrawals from those Investment Funds to pay for Shares being repurchased, the Fund presently expects to employ the following repurchase procedures:

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

1.       A Member choosing to tender Shares for repurchase must do so by the date specified in the notice describing the terms of the offer (the “Expiration Date”) which generally will be approximately 65 days before the date as of which Shares are to be repurchased. The Shares (tendered and accepted) will be valued as of the date on which Shares are to be repurchased (the “Valuation Date”), which is generally expected to be the last day of each calendar quarter;

2.       Promptly after the Expiration Date, each Member whose Shares have been accepted for repurchase by the Fund will receive a promissory note from the Fund (to be held by the Administrator on behalf of such Member) (the “Promissory Note”) entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Shares. The determination of the value of Shares as of the Valuation Date is subject to adjustment (based upon the results of the next annual audit of the Fund’s financial statements).

3.       The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for payment at two separate times.

The first payment (the “Initial Payment”) will be in an amount equal to at least 95% of the estimated value of the repurchased Shares, determined as of the Valuation Date. The Initial Payment will be made as of the later of (a) within 35 days after the Valuation Date, or (b) if the Master Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of interests, within 10 business days after the Master Fund has received at least 90% of the aggregate amount withdrawn by the Master Fund from such Investment Funds.

The second and final payment (the “Contingent Payment”) is expected to be in an amount equal to the excess, if any, of (a) the net asset value of the Shares tendered and purchased as of the Valuation Date (as may or may not be adjusted based upon subsequent revisions to the net asset values of the Investment Funds) over (b) the Initial Payment, which is paid within 120 days after the Valuation Date.

4.       Although the amounts required to be paid by the Fund under the Promissory Note will generally be paid in cash, the Fund may under certain limited circumstances noted above, pay all or a portion of the amounts due by the in-kind distribution of marketable securities.

Under these procedures, Members will have to decide whether to tender their Shares for repurchase without the benefit of having current information regarding the value of Shares as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Shares and the date they can expect to receive payment for their Shares from the Fund. However, promptly after the expiration of a repurchase offer, Members whose Shares are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Fund representing the Fund’s obligation to pay for repurchased Shares. Payments for repurchased Shares may be delayed under circumstances where the Fund has determined to redeem its interests in the Master Fund to make such payments, but has experienced delays in receiving payments from the Master Fund.

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

Repurchases of Shares at the Fund level are subject to the availability of funds at the Master Fund level and/or the ability of the Master Fund to repurchase sufficient interests held by the Fund. Repurchases of Shares by the Master Fund and the Fund are subject to certain regulatory requirements imposed by SEC rules. The Fund believes that the repurchase procedures described above comply with these requirements. However, if modification of the Fund’s repurchase procedures is deemed necessary to comply with regulatory requirements, the Board of Directors will adopt revised procedures designed to provide Members substantially the same liquidity for Shares as would be available under the procedures described above.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of: (i) cash; (ii) liquid securities; or (iii) interests in the Master Fund that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Shares. Neither the Initial Payment nor the Contingent Payment is insured or guaranteed by any bank or the Federal Deposit Insurance Corporation, Federal Reserve Board, Office of the Comptroller of the Currency or any other government agency.

If a repurchase offer is oversubscribed by Members who tender their Shares for repurchase (in other words, if the amount of Shares tendered exceeds the amount that the Fund has offered to repurchase), the Fund will repurchase only a pro rata portion of the Shares tendered by each Member. Similarly, if an offer to repurchase interests in the Master Fund is oversubscribed, the Master Fund will repurchase only a pro rata portion of the interests tendered by the Fund to the Master Fund, unless the offer to repurchase interests in the Master Fund is increased and extended, and accordingly the Fund may be required to scale down the repurchase of Shares from Members. If the offer to repurchase interests in the Master Fund is extended, the Fund will receive notice of such extension. In addition, a Member who tenders for repurchase only a portion of such Member’s Shares will be required to continue to own Shares having a net asset value not less than $50,000, or such lesser amount as may be established by the Board of Directors. If a Member tenders an amount that would cause the Member’s account balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be purchased from such Member so that the required minimum balance is maintained. In the event that a Member’s investment falls below the required minimum due to the repurchase by the Fund of Interests on a pro rata basis, the Fund shall waive the required minimum amount.

The Fund may repurchase, by means of redemption, Shares of a Member or any person acquiring Shares from or through a Member in the event that:

•        the Shares have been transferred or the Shares have been vested in any person by operation of law as the result of the death, divorce, disability, dissolution, bankruptcy or incompetency of a Member;

•        ownership of the Shares by a Member or other person is likely to cause the Fund to be in violation of, or require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction, or may subject the Fund or any Member to an undue risk of adverse tax risk or other fiscal or regulatory consequences;

•        continued ownership of the Shares may be harmful or injurious to the business or reputation of the Fund, the Board of Directors or the Adviser;

•        any of the representations and warranties made by a Member in connection with the acquisition of Shares was not true when made or has ceased to be true;

REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS

•        the value of a Member’s Shares is less than an amount that the Board determines to be a minimum investment in the Fund, or more than an amount that the Board determines to be a maximum investment in the Fund; or

•        it would be in the best interests of the Fund for the Fund to repurchase the Shares.

In the event that the Adviser or one of its affiliates holds Shares in its capacity as a Member, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Shares

Shares held by Members may be transferred only under certain limited circumstances, with the written consent of the Board of Directors or its delegatee (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Directors that the proposed transferee meets any requirements imposed by the Fund with respect to investor eligibility and suitability, and must be accompanied by transfer and other documentation that the Board of Directors or its delegatee may reasonably request. The Board of Directors may not consent to a transfer of Shares by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Shares, the balance of the account of each of the transferee and transferor is not less than $50,000. A Member who transfers Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee that acquires Shares in the Fund by operation of law as the result of the death, divorce, dissolution, bankruptcy or incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Fund Agreement and to tender the Shares for repurchase by the Fund.

By purchasing Shares, each Member agrees to indemnify and hold harmless the Fund, the Board of Directors, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

DISTRIBUTIONS

Dividends will generally be paid at least annually on the Fund’s Shares in amounts representing substantially all of the net investment income, if any, earned each year. Payments will vary in amount, depending on investment income received and expenses of operation. It is likely that many of the Investment Funds in whose securities the Fund invests will not pay any dividends, and this, together with the Fund’s expenses, means that there can be no assurance the Fund will have substantial income or pay dividends. The Fund is not a suitable investment for any investor who requires dividend income.

It is anticipated that gains or appreciation in the Fund’s investments typically will be treated as ordinary income. Such amounts will generally be distributed at least annually and such distributions would be taxed as ordinary income dividends to Members that are subject to U.S. income tax.

It is anticipated that substantially all of any taxable net capital gain realized on investments will be distributed to Members at least annually. The net asset value of each Share that a Member owns will be reduced by the amount of the distributions or dividends that a Member actually or constructively receives from that Share.

Pursuant to the DRP established by the Fund, each Member will automatically be a participant under the DRP and have all income distributions, whether dividend distributions and/or capital gains distributions, automatically reinvested in additional Shares. An election not to participate in the DRP and to receive all income distributions, whether dividend distributions or capital gain distributions, in cash may be made by notice to the Fund or to a Member’s intermediary (who should be directed to inform the Fund). A Member is free to change this election at any time. If, however, a Member requests to change its election within 95 days prior to a distribution, the request will be effective only with respect to distributions after the 95-day period. A Member whose Shares are registered in the name of a nominee (such as an intermediary) must contact the nominee regarding its status under the DRP, including whether such nominee will participate on such Member’s behalf as such nominee will be required to make any such election.

Generally, for U.S. federal income tax purposes, Members receiving Shares under the DRP will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the Member not participated in the DRP.

Shares will be issued pursuant to the DRP at their net asset value determined on the next valuation date following the ex-dividend date (the last date of a dividend period on which an investor can purchase Shares and still be entitled to receive the dividend). There is no sales load or other charge for reinvestment. A request for change of participation/non-participation status in the DRP must be received by the Fund within the above time frame to be effective for that dividend or capital gain distribution. A Fund may terminate the DRP at any time upon written notice to the participants in the DRP. The Fund may amend the DRP at any time upon 30 days’ written notice to the participants. Any expenses of the DRP will be borne by the Fund.

TAXES

THIS DISCUSSION WAS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. IT IS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON A TAXPAYER. A TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Shares by Members that are United States persons (as defined in the Code). This summary is based upon existing U.S. federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not discuss all aspects of U.S. federal income taxation which may be important to particular investors in light of their individual investment circumstances, including investors subject to special tax rules, such as U.S. financial institutions, insurance companies, broker-dealers, tax-exempt organizations, partnerships, Members liable for the alternative minimum tax, persons holding Shares through partnerships or other pass-through entities, or investors that have a functional currency other than the U.S. dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. This summary assumes that investors have acquired Shares pursuant to this offering and will hold their Shares as “capital assets” (generally, property held for investment) for U.S. federal income tax purposes.

Members who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on ordinary dividend distributions by the Fund. By contrast, if a non-U.S. Member invested directly in the non-U.S. Investment Funds in which the Fund will invest, distributions that the non-U.S. investor received from such Investment Funds would generally not be subject to U.S. withholding tax. Accordingly, the Fund will generally not be an appropriate investment for non-U.S. investors.

Prospective investors should consult their own tax advisors regarding the foreign and U.S. federal, state, and local income and other tax considerations that may be relevant to an investment in the Fund.

In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

Taxation of the Fund

The Fund intends to qualify as a regulated investment company (a “RIC”) under federal income tax law. As such, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net capital gains (that is, the excess of long-term capital gains over short-term capital losses) that it distributes to Members. To qualify for this treatment, the Fund must meet three numerical tests each year.

First, at least 90% of the annual gross income of a RIC must consist of dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, or net income derived from interests in qualified publicly traded partnerships. Income allocated to the Fund by the Master Fund will retain its original tax character for purposes of the annual gross income test. Income realized by the Fund as a result of the Master Fund electing mark-to-market tax treatment for its PFIC investments will constitute qualifying income for purposes of this 90% annual gross income requirement. For purposes of meeting the 90% gross income requirement, the Master Fund also may make and/or hold certain investments through subsidiaries, including through U.S and non-U.S. corporate subsidiaries. The net income of a U.S. corporate subsidiary will generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income and excise taxes.

Second, at the close of each quarter of its taxable year, (a) at least 50% of the value of a RIC’s total assets must consist of (i) cash and cash items, U.S. government securities, the securities of other RICs and (ii) other securities, with such other securities limited, in respect to any one issuer, to an amount not

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greater than 5% of the value of the RIC’s total assets and not more than 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of the RIC’s total assets can be invested in the securities (other than U.S. government securities and the securities of other RICs) of (i) any one issuer, (ii) any two or more issuers that the RIC controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (iii) any one or more qualified publicly traded partnerships. The Fund will be deemed to satisfy the diversification requirements if the Master Fund’s assets meet these requirements.

Third, a RIC must distribute annually at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and its net tax-exempt income, if any. The Board has approved a dividend reinvestment plan (“DRP”) under which dividends distributed by the Fund will be reinvested in the Fund. Members will have the ability to opt out of the DRP.

In order to avoid incurring a nondeductible 4% federal excise tax obligation, a RIC must distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax. With respect to PFIC stock held by the Fund, if a mark-to-market election is in effect, the Fund must calculate this excise tax distribution based upon the October 31 values of such PFIC stock. See “—Investments in Passive Foreign Investment Companies” below. The required distribution with respect to foreign currency gains treated as ordinary income under Section 988 is also based upon the twelve-month period ending October 31. With respect to all other ordinary taxable income, the Fund must calculate the distribution with respect to excise tax based on the calendar year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall were large enough, be disqualified as a RIC. If for any taxable year the Fund were to fail to qualify as a RIC, (i) all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to Members and (ii) Members would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, although such dividends could be qualified dividend income taxable at long-term capital gain rates for individual Members who meet certain holding period requirements, and corporate Members could be eligible for the dividends-received deduction. In addition, in order to re-qualify as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

Distributions to Members

The Fund contemplates declaring and distributing to Members all or substantially all of its taxable income in the form of annual dividends. In general, distributions will be taxable to Members for federal, state and local income tax purposes to the extent of the Fund’s current and accumulated earnings and profits. Such distributions are taxable whether they are received in cash or reinvested in Fund Shares. The Fund expects that its distributions will generally be taxable to Members at ordinary income rates, although any capital gain dividends paid by the Fund will be taxable to Members as long-term capital gain. Distributions by

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the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) each Member’s tax basis in its Shares and any such amount in excess of such basis will be treated as gain from the sale of Shares, as discussed below.

As described below under “Investments in Passive Foreign Investment Companies,” the Fund expects that gains, if any, from the foreign Investment Funds in which the Master Fund invests will be treated as ordinary income for U.S. federal income tax purposes. The Fund may realize long-term capital gains in connection with its investment in direct investments, mutual funds and exchange traded funds, in which case a portion of its distributions to Members may qualify for lower tax rates applicable to long-term capital gains. Likewise, a portion of the Fund’s dividends paid to Members that are corporations may be eligible for the “dividends received” deduction, but the Fund does not expect this portion to be significant.

Distributions of net capital gain, if any, designated as capital gains dividends will be taxable to a Member as long-term capital gains, regardless of how long the Member has held Fund Shares. Distributions of the Fund’s net realized short-term gains would be taxable as ordinary income.

Because of the Master Fund’s expected concentration of investments in PFICs, however, the Fund’s distributions generally will be taxable as ordinary income to the Members. As described above, distributions to a Member will be reinvested in the Fund under the DRP unless the Member opts out of the DRP.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to Members, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each Member will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his Shares by an amount equal to the deemed distribution less the tax credit.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Member (up to the amount of the Member’s basis in his or her Shares) and thereafter as gain from the sale of such Shares (assuming the Shares are held as capital assets). The amount treated as a tax-free return of capital will reduce the Member’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Shares.

With respect to a tax-exempt organization investing in the Fund, if the Fund qualifies as a RIC, dividends and other distributions paid by the Fund will not constitute unrelated business taxable income (“UBTI”), provided such tax-exempt organization has not borrowed money in connection with its investment in the Fund.

For tax years beginning after December 31, 2012, certain net investment income received by an individual having adjusted gross income in excess of $200,000 (or $250,000 for married individuals filing jointly) will be subject to a tax of 3.8 percent. Undistributed net investment income of trusts and estates in excess of a specified amount also will be subject to this tax. Dividends and capital gains distributed by the Fund, and gain realized on sale of Fund Shares, will constitute investment income of the type subject to this tax.

TAXES

Dividends and distributions on the Fund’s Shares are generally subject to federal income tax as described herein, even though such dividends and distributions may economically represent a return of a particular Member’s investment. Such distributions are likely to occur in respect of Shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Members of record of such month and paid in the following January will be taxed to Members as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year, but in such case, Members will be treated as having received such dividends in the taxable year in which the distributions were actually made.

Members who are not citizens or residents of the United States generally will be subject to a 30% U.S. federal withholding tax, or U.S. federal withholding tax at such lower rate as prescribed by applicable treaty, on distributions by the Fund. By contrast, if a non-U.S. Member invested directly in the non-U.S. Investment Funds in which the Fund will invest, distributions that the non-U.S. investor received from such Investment Funds would generally not be subject to U.S. withholding tax. Accordingly, the Fund may not be an appropriate investment for non-U.S. investors. Each non-U.S. Member must provide documentation to the Fund certifying the Member’s non-United States status. In addition, under recent legislation known as FATCA, beginning in 2014, a 30% U.S. withholding tax may apply to any U.S.-source “withholdable payments” made to a non-U.S. entity unless the non-U.S. entity enters into an agreement with the Internal Revenue Service (the “Service”) to collect and provide to the Service annually substantial information regarding the entity’s owners, including “specified United States persons” and “United States owned foreign entities,” or such non-U.S. entity otherwise demonstrates compliance with or exemption from FATCA. The withholding tax is scheduled to begin in 2014 with respect to U.S.-source income and in 2017 with respect to U.S.-source investment sale proceeds. Non-U.S. investors should consult their own tax advisors regarding the impact of this recent legislation on their investment in the Fund.

The Fund will inform its Members of the source and status of each distribution made in a given calendar year after the close of such calendar year.

Gains from Repurchases and Transfers of Shares

The repurchase or transfer of the Fund’s Shares may result in a taxable gain or loss to the tendering Member. Different tax consequences may apply for tendering and non-tendering Members in connection with a repurchase offer. For example, if a Member does not tender all of his or her Shares, such repurchase may not be treated as an exchange for U.S. federal income tax purposes and may result in deemed distributions to non-tendering Members. On the other hand, Members who tender all of their Shares (including Shares deemed owned by Members under constructive ownership rules) will be treated as having sold their Shares and generally will realize a capital gain or loss. Such gain or loss will be measured by the difference between the Member’s amount received and his or her adjusted tax basis of the Shares. For non-corporate Members, gain or loss from the transfer or repurchase of Shares generally will be taxable at a U.S. federal income tax rate dependent upon the length of time the Shares were held. Shares held for a period of one year or less at the time of such repurchase or transfer will, for U.S. federal income tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses.

The maximum tax rate applicable to capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 20% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (15% or 0% for individuals in certain tax brackets).

TAXES

Any loss realized upon the sale or exchange of Shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such Shares. In addition, all or a portion of a loss realized on a sale or other disposition of Shares may be disallowed under “wash sale” rules to the extent the Member acquires other Shares of the Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Shares. Any disallowed loss will result in an adjustment to the Member’s tax basis in some or all of the other Shares acquired.

Sales charges paid upon a purchase of Shares cannot be taken into account for purposes of determining gain or loss on a sale of the Shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of Shares of the Fund (or of another fund), during the period beginning on the date of such sale and ending on January 31 of the calendar year following the calendar year in which such sale was made, pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the Member’s tax basis in some or all of any other Shares acquired.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the Service certain information on Form 8886 if they participate in a “reportable transaction.” A transaction may be a “reportable transaction” based upon any of several indicia with respect to a Member, including the recognition of a loss in excess of certain thresholds (for individuals, $2 million in one year or $4 million in any combination of years). Investors should consult their own tax advisers concerning any possible disclosure obligation with respect to their investment in Fund Shares.

Investments in Passive Foreign Investment Companies

The Fund intends to acquire interests in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and that will generally be treated as PFICs for federal income tax purposes.

The Fund generally intends to elect to “mark to market” shares that it holds in PFICs at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of those PFIC shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in that value unless the loss is required to be deferred. The Fund’s basis in PFIC shares will be increased by the amount of mark-to-market income recognized with respect to such shares and decreased by the amount of any deduction allowed for mark-to-market loss with respect to such shares. Gains realized with respect to PFICs that the Fund has elected to mark to market will be ordinary income. If the Fund realizes a loss with respect to such a PFIC, whether by virtue of selling all or part of the Fund’s interest in the PFIC or because of the “mark to market” adjustment described above, the loss will be ordinary to the extent of the excess of the sum of the mark-to-market gains over the mark-to-market losses previously recognized with respect to the PFIC. To the extent that the Fund’s mark-to-market loss with respect to a PFIC exceeds that limitation, the loss will effectively be taken into account in offsetting future mark-to-market gains from the PFIC, and any remaining loss will generally be deferred until the PFIC shares are sold, at which point the loss will be treated as a capital loss. Capital losses recognized by the Fund in a taxable year will be deductible against capital gains recognized by the Fund in that year or in following years, but the Fund does not expect to generate significant capital gains from its investments, which means that capital losses recognized by the Fund will generally not result in a reduction of taxable distributions to Members.

TAXES

By making the mark-to-market election, the Fund may be required to recognize income (which generally must be distributed to Members) in excess of the distributions that it receives from PFICs. Accordingly, the Fund may need to borrow money or to dispose of interests in Investment Funds in order to make the required distributions.

If the Fund does not make the “mark to market” election with respect to a PFIC, it may under certain circumstances elect to treat the PFIC as a qualified electing fund (a “QEF”), which would result in the Fund’s recognizing income and gain each year based on its allocable share of the income and gain recognized by the QEF. The Fund does not generally anticipate that it will be able to make QEF elections with respect to the Investment Funds. If neither a “mark to market” nor a QEF election is made with respect to an interest in a PFIC, the ownership of the PFIC interest may have significantly adverse tax consequences. In such a case, the Fund would be subject to an interest charge (at the rate applicable to tax underpayments) on tax liability treated as having been deferred with respect to certain distributions and on gain from the disposition of the shares of a PFIC (collectively referred to as “excess distributions”), even if those excess distributions are paid by the Fund as a dividend to Members, and such excess distributions must be taken into account for purposes of the RIC qualification and excise tax distribution requirements.

As described above, a RIC must distribute annually at least 90% of its investment company taxable income and tax-exempt income. For purposes of this distribution requirement, the mark-to-market income with respect to PFIC shares owned by the Fund will be determined annually as of the last day of the Fund’s tax year, which is October 31. For purposes of determining the distributions the Fund must make in order to avoid the 4% federal excise tax described above, such PFIC shares will be marked to market as of October 31 each year.

The Master Fund may also invest in other investment funds treated as partnerships for U.S. federal income tax purposes. In such cases, the Fund will be treated as receiving its proportionate share of each item of gross income earned by the partnership and allocated to it by the Master Fund, and must look through to the character of such items of gross income earned by the partnership in applying the RIC qualifying income test. Income derived by the Fund from an investment in a partnership (other than a qualified publicly traded partnership) is treated as qualifying income for RIC purposes only to the extent such income is attributable to items of partnership income that would be qualifying income if received directly by the Fund. Although some hedge fund strategies (e.g., long-short equity funds) generate income that would be qualifying income for RIC purposes, other strategies (e.g., commodity funds, energy funds and real estate funds) produce income that would not be “good” income for RIC qualification purposes. Similarly, the Fund would look through the partnership to the partnership’s underlying assets for purposes of analyzing the Fund’s asset diversification. The Fund will closely monitor its investments in funds that are treated as partnerships, if any, in order to assure the Fund’s compliance with Subchapter M requirements.

The Master Fund may also make and/or hold investments in Investment Funds treated as partnerships for U.S. federal income tax purposes through subsidiaries, including U.S. and non-U.S. corporate subsidiaries. The net income of a U.S. corporate subsidiary would generally be subject to federal income tax at a rate of 35%, in addition to potential state and local income and excise taxes. A foreign corporation, such as a non-U.S. corporate subsidiary, generally is not subject to federal income tax unless it is engaged in the conduct of a trade or business in the United States. The Master Fund’s non-U.S. corporate subsidiary would operate in

TAXES

a manner expected to meet the requirements of a safe harbor under section 864(b)(2) of the Code, under which it may trade in stocks or securities or certain commodities for its own account without being deemed to be engaged in a U.S. trade or business. If, however, certain of the subsidiary’s activities did not meet those safe harbor requirements, it might be considered as engaging in such a trade or business. Even if the subsidiary is not so engaged, it may be subject to a withholding tax at a rate of 30% on all or a portion of its U.S.-source gross income that is not effectively connected with the conduct of a U.S. trade or business.

A non-U.S. corporate subsidiary would be treated as a controlled foreign corporation (a “CFC”), and the Master Fund would be a “United States shareholder” thereof. As a result, the Master Fund would be required to include in its gross income each taxable year all of the non-U.S. subsidiary’s “subpart F income,” which generally is treated as ordinary income, and the Fund would need to similarly include its portion of such income allocated to it by the Master Fund. It is expected that virtually all of the non-U.S. subsidiary’s income would be “subpart F income.” If the non-U.S. subsidiary realizes a net loss, that loss generally would not be available to offset the Fund’s income. The Master Fund’s inclusion of the non-U.S. subsidiary’s “subpart F income” in its gross income would increase the Fund’s tax basis in its shares of the subsidiary. Distributions by the non-U.S. subsidiary to the Master Fund would not be taxable to the extent of its previously undistributed “subpart F income” and would reduce the Master Fund’s tax basis in those shares.

Certain Withholding Taxes

The Investment Funds may be subject to taxes, including withholding taxes, attributable to investments of the Investment Funds. U.S. investors in the Fund will not be entitled to a foreign tax credit with respect to any of those taxes.

Consequences of Failure to Satisfy RIC Requirements

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to Members as ordinary income. Such distributions will be eligible to be treated as qualified dividend income with respect to Members who are individuals and will be eligible for the dividends received deduction in the case of Members taxed as corporations, provided certain holding period requirements are met. In order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions.

State and Local Taxes

In addition to the U.S. federal income tax consequences summarized above, prospective investors should consider the potential state and local tax consequences of an investment in the Fund. Members are generally taxable in their state of residence on dividend and capital gain distributions they receive from the Fund. The Fund may become subject to taxes in states and localities if it is deemed to conduct business in those jurisdictions.

Information Reporting and Backup Withholding

After the end of each calendar year, Members will be sent information regarding the amount and character of distributions received from the Fund during the year. The Fund may need to rely upon estimates of its income from Investment Fund partnerships in which it invests for purposes of providing Members with such information about the tax status of the Fund’s distributions to Members.

Legislation passed by Congress in 2008 requires the Fund (or its administrative agent) to report to the Internal Revenue Service and furnish to Members the cost basis information and holding period for Fund Shares purchased on or after January 1, 2012, and repurchased by the Fund on or after that date. The Fund will permit Members to elect from among several permitted cost basis methods. In the absence of an election, the Fund will use average cost as its default cost basis method. The cost basis method a Member elects may not be changed with respect to a repurchase of Shares after the settlement date of the repurchase. Members should consult with their tax advisors to determine the best permitted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

TAXES

Information returns generally will be filed with the Service in connection with distributions with respect to the Shares unless Members establish that they are exempt from the information reporting rules, for example by properly establishing that they are corporations. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder (including foreign individuals) who fails to furnish the Fund with a correct taxpayer identification number, who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. The backup withholding tax rate is 28%. Distributions will not be subject to backup withholding to the extent they are subject to the withholding tax on foreign persons described in the next paragraph. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account and may be claimed as a credit on the record owner’s federal income tax return.

Other Taxes

The foregoing is a summary of some of the tax rules and considerations affecting Members and the Fund’s operations, and does not purport to be a complete analysis of all relevant tax rules and considerations, nor does it purport to be a complete listing of all potential tax risks inherent in making an investment in the Fund. All investors are urged to consult with their own tax advisers regarding any proposed investment in the Fund. A Member may be subject to other taxes, including but not limited to, state and local taxes, estate and inheritance taxes, and intangible taxes that may be imposed by various jurisdictions. The Fund also may be subject to state, local, and foreign taxes that could reduce cash distributions to Members. It is the responsibility of each Member to file all appropriate tax returns that may be required.

Each prospective investor is urged to consult with his or her tax adviser with respect to any investment in the Fund. In addition to the particular matters set forth in this section, tax-exempt entities should review carefully those sections of this Memorandum regarding liquidity and other financial matters to ascertain whether the investment objective of the Fund is consistent with their overall investment plans.

Certain Issues Pertaining to Specific Exempt Organizations

Private Foundations. Private foundations and their managers are subject to excise taxes if they invest “any amount in such a manner as to jeopardize the carrying out of any of the foundation’s exempt purposes.” This rule requires a foundation manager, in making an investment, to exercise “ordinary business care and prudence” under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation’s portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its “distributable amount,” which includes, among other things, the private foundation’s “minimum investment return,” defined as 5% of the excess of the fair market value of its non-functionally related assets (assets not used or held for use in carrying out the foundation’s exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation’s

TAXES

investment in the Fund would most probably be classified as a non-functionally related asset. A determination that an interest in the Fund is a non-functionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in the Fund is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Fund by a private foundation may be prohibited by the “excess business holdings” provisions of the Code. For example, if a private foundation (either directly or together with a “disqualified person”) acquires more than 20% of the capital interest or profits interest of the Fund, the private foundation may be considered to have “excess business holdings.” If this occurs, such foundation may be required to divest itself of its interest in the Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Fund is “passive” within the applicable provisions of the Code and Regulations. There can be no assurance that the Fund will meet such 95% gross income test.

A substantial percentage of investments of certain “private operating foundations” may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA. Individual Retirement Accounts (“IRA”) and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See “ERISA Considerations.”)

Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of Shares is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

ERISA CONSIDERATIONS

CIRCULAR 230 NOTICE. THE FOLLOWING NOTICE IS BASED ON U.S. TREASURY REGULATIONS GOVERNING PRACTICE BEFORE THE U.S. INTERNAL REVENUE SERVICE: (1) ANY U.S. FEDERAL TAX ADVICE CONTAINED HEREIN, INCLUDING ANY OPINION OF COUNSEL REFERRED TO HEREIN, IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL TAX PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER; (2) ANY SUCH ADVICE IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS DESCRIBED HEREIN (OR IN ANY SUCH OPINION OF COUNSEL); AND (3) EACH TAXPAYER SHOULD SEEK ADVICE BASED ON THE TAXPAYER’S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

THE FOLLOWING SUMMARY OF CERTAIN ASPECTS OF ERISA IS BASED UPON ERISA, JUDICIAL DECISIONS, DEPARTMENT OF LABOR REGULATIONS AND RULINGS IN EXISTENCE ON THE DATE HEREOF. THIS SUMMARY IS GENERAL IN NATURE AND DOES NOT ADDRESS EVERY ERISA ISSUE THAT MAY BE APPLICABLE TO THE FUND, THE MASTER FUND, OR A PARTICULAR INVESTOR. ACCORDINGLY, EACH PROSPECTIVE INVESTOR SHOULD CONSULT WITH ITS OWN COUNSEL IN ORDER TO UNDERSTAND THE ERISA ISSUES AFFECTING THE FUND, THE MASTER FUND, AND THE INVESTOR.

General

Persons who are fiduciaries with respect to a U.S. employee benefit plan or trust within the meaning of, and subject to, the provisions of ERISA (an “ERISA Plan”), an individual retirement account or a Keogh plan subject solely to the provisions of the Code[9] (an “Individual Retirement Fund”) should consider, among other things, the matters described below before determining whether to invest in the Fund, and thus the Master Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, avoidance of prohibited transactions and compliance with other standards. In determining whether a particular investment is appropriate for an ERISA Plan, U.S. Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, the risk and return factors of the potential investment (including the fact that the returns may be subject to federal tax as unrelated business taxable income), the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the projected return of the total portfolio relative to the ERISA Plan’s funding objectives, and the limitation on the rights of investors to redeem all or any portion of their Shares or to transfer their Shares. Before investing the assets of an ERISA Plan in the Fund (and thus, the Master Fund), a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Fund (and thus, the Master Fund) may be too illiquid or too speculative for a particular ERISA Plan and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Plan Asset Consequences

Because the Fund is registered as an investment company under the 1940 Act, the assets of the Fund should not be treated as “plan assets” of the ERISA Plans investing in the Fund for purposes of ERISA’s fiduciary responsibility and ERISA’s and the Code’s prohibited transaction rules. Thus, neither the Board of Directors nor the Adviser will be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Fund. Similar rules apply with respect to the Master Fund.

[9]	References hereinafter made to ERISA include parallel references to the Code.

ERISA CONSIDERATIONS

Representations by Plans

An ERISA Plan proposing to invest in the Fund (and thus the Master Fund) will be required to represent that it is, and any fiduciaries responsible for the ERISA Plan’s investments are, aware of, and understand, both the Fund’s and the Master Fund’s investment objectives, policies and strategies, and that the decision to invest plan assets in the Fund, and thus the Master Fund, was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

WHETHER OR NOT THE ASSETS OF THE FUND AND/OR THE MASTER FUND ARE TREATED AS “PLAN ASSETS” FOR PURPOSES OF ERISA, AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND) BY AN ERISA PLAN IS SUBJECT TO ERISA. ACCORDINGLY, FIDUCIARIES OF ERISA PLANS SHOULD CONSULT WITH THEIR OWN COUNSEL AS TO THE CONSEQUENCES UNDER ERISA OF AN INVESTMENT IN THE FUND (AND THUS THE MASTER FUND).

ERISA Plans and Individual Retirement Funds Having Prior Relationships with the members of the Board of Directors and/or any of their Affiliates

Certain prospective ERISA Plan and Individual Retirement Fund investors may currently maintain relationships with the members of the Board of Directors and/or their affiliates. Each of such persons may be deemed to be a party in interest to, and/or a fiduciary of, any ERISA Plan or Individual Retirement Fund to which any of them provide investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Similar provisions are imposed by the Code with respect to Individual Retirement Funds. ERISA Plan and Individual Retirement Fund investors should consult with counsel to determine if participation in the Fund, and thus the Master Fund, is a transaction which is prohibited by ERISA or the Code.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Prospectus is general and may be affected by future publication of regulations and rulings. Potential benefit plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Shares.

SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT

The following is a summary description of additional items and of select provisions of the Fund Agreement which may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Fund Agreement.

Member Shares

Persons who purchase Shares in the offering being made hereby will be Members. The Adviser and its affiliates may purchase Shares and maintain an investment in the Fund, and to that extent will be Members of the Fund.

Liability of Members

Under Delaware law and the Fund Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of the net asset value from time to time of the Member’s Shares and a Member, in the sole discretion of the Board of Directors, may be obligated to return to the Fund amounts distributed to the Member in accordance with the Fund Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Fund exceed the fair market value of the Fund’s assets.

Duty of Care of the Directors

The Fund Agreement provides that a Director shall not be personally liable to the Fund or any Member for any loss or damage occasioned by any act or omission in the performance of the Director’s services unless it shall be determined that such loss is due to an act or omission of such Director constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Director’s office. The Fund Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Director by the Fund (but not by Members individually) against any liability and expense to which the Director may be liable which arise in connection with the performance of the Director’s activities on behalf of the Fund, except to the extent such liability or expense was incurred by such Director by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Director’s office. Directors shall not be personally liable to any Member for any repayment by reason of any change in the Federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Fund Agreement shall not be construed so as to provide for indemnification of a Director for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Fund Agreement to the fullest extent permitted by law.

Amendment of the Fund Agreement

The Fund Agreement may generally be amended, in whole or in part, with the approval of the Board of Directors (including a majority of the Independent Directors, if required by the 1940 Act) and without the approval of Members unless the approval of Members is required by the 1940 Act.

Term, Dissolution and Liquidation

The Fund will be dissolved: (i) upon the affirmative vote to dissolve the Fund by the Board of Directors; (ii) upon the affirmative vote of a “majority of the outstanding voting securities” of the Fund, as such term is defined in the 1940 Act, at a meeting of Members called by the Board of Directors for the purpose of determining whether the Fund should be dissolved in the event that the Fund does not at least once during any 24-month period repurchase any of the Shares tendered in accordance with the procedures determined by the Board of Directors from time to time; (iii) upon the failure of Members to elect successor Directors at a meeting called by the management services provider when no Director remains to continue the business of the Fund; or (iv) as required by operation of law.

Upon the occurrence of any event of dissolution, the Board of Directors or the Adviser, acting as liquidator under appointment by the Board of Directors (or another liquidator, if the Board of Directors does not appoint the Adviser to act as

SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT

liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled

Upon the liquidation of the Fund, its assets will be distributed (i) first to satisfy the debts, liabilities and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses, (ii) next to repay debts owing to Members, and (iii) finally to Members proportionately in accordance with their ownership of Shares. Assets may be distributed in kind on a pro rata basis if the Board of Directors or liquidator determines that the distribution of assets in kind would be in the interests of Members in facilitating an orderly liquidation.

ADDITIONAL INFORMATION

Reports to Members

The Fund furnishes to Members as soon as practicable after the end of each calendar year information on Form 1099 as is required by law to assist the Members in preparing their tax returns. Information regarding the performance of the Fund is available in the Fund’s annual and semi-annual reports. The Fund anticipates sending to Members unaudited semi-annual and audited annual reports within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also are sent quarterly reports regarding the Fund’s operations during each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Fund as of the end of any calendar month.

The Fund’s semi-annual and annual reports contain financial statements that provide important information regarding the operations of the Fund, its investments and its investment performance. Prospective investors should obtain and review the Fund’s most recent annual report and, if more recent, the Fund’s latest semi-annual report, before investing.

Fiscal Year	For accounting purposes, the Fund’s fiscal year is the 12-month period ending March 31. The 12-month period ending October 31 of each year is the taxable year of the Fund.

Independent Registered Public Accounting Firm and Legal Counsel

The Board of Directors has selected PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund. PwC’s principal business address is located at One North Wacker Drive, Chicago, Illinois 60606.

K&L Gates LLP, Boston, Massachusetts, serves as legal counsel to the Fund. The firm also acts as legal counsel to the Adviser and its affiliates with respect to certain other matters. In connection with the Fund’s offering of Shares and subsequent advice to the Fund, the Master Fund, the Adviser and their affiliates, K&L Gates LLP will not be representing Members of the Fund. No independent counsel has been retained to represent Members of the Fund.

K&L Gates LLP’s representation of the Fund, the Master Fund, the Adviser and their respective affiliates is limited to specific matters as to which it has been consulted by the Fund, the Master Fund, the Adviser and/or their respective affiliates. There may exist other matters which could have a bearing on the Fund, the Master Fund, the Adviser or their respective affiliates as to which it has not been consulted. In addition, K&L Gates LLP does not undertake to monitor the compliance of the Adviser and its affiliates with the investment program, valuation procedures and other guidelines set forth in this Prospectus, nor does it monitor compliance with applicable laws.

Stroock & Stroock & Lavan LLP, New York, New York, acts as legal counsel to the Independent Directors.

Custodian

BNY Mellon Investment Servicing Trust Company (the “Custodian”) serves as the custodian of the assets of the Fund, Master Fund and Sub-Fund, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Directors in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. BNY Mellon Investment Servicing (U.S.) Inc., an affiliate of the Custodian, serves as escrow agent for the Fund.

Inquiries	Inquiries concerning the Fund and Shares (including information concerning purchase and repurchase procedures) should be directed to:

ADDITIONAL INFORMATION

Grosvenor Capital Management, L.P.

900 North Michigan Avenue

Suite 1100

Chicago, IL 60611

Telephone: (312) 506-6500

Facsimile: (312) 506-6888

* * * * *

All potential investors in the Fund are encouraged to consult appropriate legal and tax counsel.

FINANCIAL STATEMENTS

The Fund’s audited financial statements, when available, will be filed with the Securities and Exchange Commission on Form N-CSR. The Fund’s audited financial statements for the period ended August 8, 2013 are set forth in the following pages.

Grosvenor Registered Multi-Strategy Fund (W), LLC

Financial Statements

As of August 8, 2013

Grosvenor Registered Multi-Strategy Fund (W), LLC

Index

As of August 8, 2013

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of Grosvenor Registered Multi-Strategy Fund (W), LLC:

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Grosvenor Registered Multi-Strategy Fund (W), LLC (the “W Fund”) at August 8, 2013, and the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the W Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Pricewaterhouse Coopers LLP

August 14, 2013

Grosvenor Registered Multi-Strategy Fund (W), LLC

Statement of Assets and Liabilities

As of August 8, 2013

(Expressed in U.S. Dollars)

STATEMENT OF ASSETS AND LIABILITIES
Assets
Cash	$100,000
Prepaid registration fees	57,780

Total assets	157,780

Liabilities
Payable to Adviser	57,780

Total liabilities	57,780

Net assets	$100,000

Net asset value per share (100 shares outstanding)	$1,000.00

The accompanying notes are an integral part of these financial statements

Grosvenor Registered Multi-Strategy Fund (W), LLC

Statement of Operations

One Day Ended August 8, 2013

(Expressed in U.S. Dollars)

Expenses
Professional fees	$32,500
Reimbursed by Adviser	(32,500)
Net Investment Income	—

Increase (decrease) in net assets from start-up operations	$—

The accompanying notes are an integral part of these financial statements

Grosvenor Registered Multi-Strategy Fund (W), LLC

Notes to Financial Statements

As of August 8, 2013

(Expressed in U.S. Dollars)

1. Organization

Grosvenor Registered Multi-Strategy Fund (W), LLC (the “W Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, diversified, management investment company.

Through August 8, 2013 the W Fund had not commenced operations other than those matters related to organization and registration as an investment company, the registration of shares for sale under the Securities Act of 1933, and the sale and issuance of 100 shares of the W Fund to Grosvenor Capital Management, L.P. (the “Adviser” or “Grosvenor”).

The W Fund’s primary investment objectives are to seek to provide investors (i) an attractive, long-term rate of return, on an absolute as well as a risk-adjusted basis, (ii) low performance volatility and (iii) minimal correlation with the equity and fixed income markets. In pursuing its investment objectives, the W Fund will invest, upon commencement of investment operations, substantially all of its assets in Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”), a Delaware limited liability company, which, like the W Fund, is registered under the 1940 Act. The Master Fund has the same investment objectives and substantially the same investment policies as those of the W Fund. This form of investment structure is commonly known as a “master/feeder fund” arrangement. The Master Fund pursues its investment objectives principally through a multi-manager, multi-strategy program of investment in a diverse group of private investment funds (“Investment Funds”), managed by a select group of alternative asset managers (“Investment Managers”). The Master Fund seeks diversification by investing in Investment Funds that (i) pursue non-traditional investment strategies and (ii) are expected to exhibit a low degree of performance correlation, not only with broad market indices but also with each other. The Master Fund invests in the Investment Funds as a limited partner, member or shareholder, along with other investors and generally invests in between 25 and 50 Portfolio Funds. It is expected that the Investment Funds in which the Master Fund invests will not be registered under the 1940 Act. There can be no assurance that the investment objectives of the W Fund or the Master Fund will be achieved.

Because the Master Fund is a closed-end investment company, interests are not redeemable at the option of members and are not exchangeable for interests of any other fund. Although the Board of Directors (the “Board”) in its discretion may cause the Master Fund to offer from time to time to repurchase interests at the members’ capital account value, interests are considerably less liquid than shares of funds that trade on a stock exchange or shares of open-end investment companies. With respect to any offer to repurchase interests by the Master Fund, the aggregate repurchase amount will be determined by the Board in its discretion and such repurchase amount may represent only a small portion of outstanding interests. Similarly, the W Fund may, from time to time, offer to repurchase shares from its shareholders pursuant to written tenders by shareholders. These repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion, subject to the liquidity of the W Fund’s assets and other factors considered by the Board.

Grosvenor serves as investment adviser of the Master Fund and as the management services provider of the W Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is responsible for the day-to-day operations of both the Master Fund and the W Fund. Pursuant to an investment advisory agreement between the Master Fund and the Adviser, the Adviser is responsible for providing all portfolio management and investment advisory services for the Master Fund. In addition, the Adviser provides various management and administrative services to the W Fund pursuant to a management agreement with the W Fund. Under the management agreement, the Adviser also is responsible for the investment of the cash reserves of the W Fund. The Adviser is subject to oversight by the Board of Directors of the Master Fund, whose members also comprise the W Fund’s Board.

The Board has overall responsibility to manage and supervise the operations of the W Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the W Fund’s business. The Board exercises the same powers, authority and responsibilities on behalf of the W Fund as customarily exercised by directors of a typical investment company registered under the 1940 Act and organized as a corporation.

Pursuant to an advisory agreement between the Master Fund and the Adviser, the Adviser is entitled to an advisory fee, paid monthly in arrears, equal to an annual rate of 1.00% of the net assets of the Master Fund. The W Fund will indirectly bear a portion of the advisory fee equal to an annual rate of 1.00% of the W Fund’s ending monthly capital invested in the Master Fund. In addition, pursuant to a management agreement between the W Fund and the Adviser, the Adviser is entitled to a management fee, paid monthly in arrears, equal to the annual rate of 0.10% of the shareholders’ ending monthly capital invested in the W Fund. These fees are charged before taking into consideration each of the respective fees themselves, and any repurchases or distributions made during the month.

Grosvenor Securities LLC (“GSLLC” or the “Distributor”), which is an affiliate of the Adviser, will serve as the primary distributor of the W Fund.

The Bank of New York Mellon provides custodial services for the W Fund, as well as the Master Fund. BNY Mellon Investment Servicing (U.S.) Inc. will serve as administrator and accounting agent to each respective fund and in that capacity provides certain account, record keeping, investor related services, and regulatory administrative services.

2. Significant Accounting Policies

a. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States (“GAAP”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the W Fund’s financial statements are reasonable and prudent; however, the actual results could differ from these estimates.

b. Expenses

The ordinary operating expenses of the W Fund (inclusive of the advisory fee, management fee and the W Fund’s share of the Master Fund ordinary operating expenses, but excluding all fees, expenses and incentive allocations from the underlying Investment Funds and taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the W Fund or the Master Fund) are subject to an expense limitation agreement between Grosvenor and the W Fund, capping such expenses at 1.75% of the average monthly net assets of the W Fund. In consideration of the Adviser’s agreement to limit the W Fund’s expenses, the Fund will carry forward the amount of fees waived and expenses paid or absorbed by the Adviser for a period not to exceed three years from the end of the fiscal year in which the fee was waived or the expense was paid or absorbed, and will reimburse the Adviser such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the W Fund’s annualized ordinary operating expenses to exceed the expense limitation in effect at the time that the fee was waived or the expense was paid or absorbed. This expense limitation agreement (“ELA”) will remain in effect until March 31, 2015. The ELA will terminate unless renewed by the Adviser.

c. Income Taxes

The W Fund intends to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC is generally not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Fund intends to distribute, each year, substantially all of its taxable income and capital gains to its shareholders to avoid federal income and excise taxes.

3. Capital Share Transactions

On August 1, 2013, the W Fund issued 100 shares to Grosvenor, in exchange for a contribution of $100,000. As of August 8, 2013, there are no additional shareholders in the W Fund. The W Fund is authorized to issue 200,000 shares.

4. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

APPENDIX A - FUND PERFORMANCE

Past performance is no guarantee of future results. The Grosvenor Registered Multi-Strategy Fund (W), LLC (the “W Fund”) is a feeder into the Grosvenor Registered Multi-Strategy Master Fund, LLC (the “Master Fund”). The inception date of the W Fund was xx/xx/2013. Performance data from 01/01/2003 to 06/30/2013 as shown is actual investment performance of the Master Fund, as the W Fund had not yet commenced operations, and therefore, had no performance during this period. W Fund performance is expected to be lower than the Master Fund performance by approximately 0.75% per annum due to the W Fund’s specific fees and expenses. As of 01/01/2010, the Master Fund was converted from a standalone fund to a master-feeder structure. Returns are net of management fees and expenses, and also reflect the fees and expenses borne by the Master Fund as an investor in underlying Investment Funds. The ordinary operating expenses of the W Fund (inclusive of the advisory fee, management fee and the W Fund’s share of the Master Fund ordinary operating expenses, but excluding all fees, expenses and incentive allocations of the underlying Investment Funds and taxes, interest and related costs of borrowing, brokerage commissions and any extraordinary expenses of the W Fund or the Master Fund) are subject to an expense limitation agreement between Grosvenor and the W Fund, capping such expenses at 1.75% of the average monthly net assets of the W Fund. The expense limitation agreement will remain in effect until March 31, 2015 and will terminate unless renewed by the Adviser. Total expenses of the W Fund (including the W Fund’s share of Master Fund fees and expenses) for the fiscal year ended March 31, 2014 are expected to be 1.75%. Returns for periods less than one year are not annualized. Returns have been prepared using both unaudited and audited financial data, if available at the time, and valuations provided by the underlying Investment Funds in the Master Fund’s portfolio. Valuations based upon unaudited or estimated reports from the underlying Investment Funds may be subject to later adjustments or revisions that may be both material and adverse.

Monthly Performance (in percent)

	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	YTD
2013	1.83	0.40	1.19	0.19	1.09	-0.82							3.93
2012	1.78	1.81	1.07	0.24	-1.40	0.00	0.70	0.95	0.81	0.40	0.79	0.71	8.11
2011	0.90	1.23	0.10	1.00	0.22	-1.15	-0.18	-3.21	-2.66	2.31	-0.78	-0.58	-2.90
2010	0.16	0.49	1.90	0.85	-1.51	-0.59	0.75	0.36	1.98	1.46	0.38	1.47	7.92
2009	0.92	-0.21	0.03	0.45	2.88	0.73	2.66	1.91	2.19	0.56	1.00	1.46	15.52
2008	-2.70	1.36	-1.92	1.03	1.76	-1.19	-1.98	-1.18	-7.31	-6.40	-3.50	-1.95	-21.87
2007	1.69	1.05	0.82	1.06	2.00	0.43	0.63	-1.77	1.39	2.52	-0.87	0.21	9.46
2006	2.03	0.52	1.52	1.28	-0.36	-0.19	0.16	0.93	0.45	1.10	1.35	1.06	10.28
2005	0.07	1.24	-0.17	-0.76	0.50	0.80	0.99	0.87	1.02	-0.86	0.92	1.47	6.21
2004	1.34	0.84	0.31	0.02	-0.68	0.01	0.00	0.39	0.57	0.10	1.53	1.09	5.64
2003	1.09	0.31	0.25	1.29	1.36	0.76	0.53	0.66	0.65	1.40	0.64	0.98	10.39

Annualized Return for the Periods Ended June 30, 2013

1-Year	5-Year	10-Year
8.54%	1.58%	4.21%

A-1

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

The financial statements of the Registrant dated as of August 8, 2013 are included in Parts A and B of the Registrant’s Registration Statement.

(2)	Exhibits:

(a) (i)	Certificate of Formation dated June 14, 2013, incorporated by reference to the Fund’s Registration Statement on Form N-2 filed with the Commission on June 27, 2013 (“Initial Registration Statement”).

(ii)	Limited Liability Company Agreement, incorporated by reference to the Initial Registration Statement.

(b)	Not applicable

(c)	Not applicable.

(d)	See (2)(a).

(e)	Terms and Conditions of Dividend Reinvestment Plan, incorporated by reference to the Initial Registration Statement.

(f)	Not applicable.

(g)	Form of Management Agreement between the Fund and Grosvenor Capital Management, L.P., incorporated by reference to the Initial Registration Statement.

(h) (i)	Form of Distribution Agreement between the Fund and Grosvenor Securities LLC, incorporated by reference to the Initial Registration Statement.

(ii)	Form of Dealer Agreement between Grosvenor Securities LLC and Selling Agents, incorporated by reference to the Initial Registration Statement.

(i)	Not applicable.

(j) (i)	Custody Agreement between the Fund and The Bank of New York Mellon, dated December 4, 2012, incorporated by reference to the Initial Registration Statement.

(ii)	Form of Joinder Agreement, incorporated by reference to the Initial Registration Statement.

(k) (i)	Administrative Services Agreement between the Fund and BNY Mellon Investment Servicing (US) Inc., filed herewith.

(ii)	Form of Master/Feeder Agreement between the Fund and Grosvenor Registered Multi-Strategy Master Fund, LLC, incorporated by reference to the Initial Registration Statement.

(iii)	Form of Escrow Agreement between the Fund and BNY Mellon Investment Servicing (US) Inc., filed herewith.

(l)	Opinion of K&L Gates LLP, filed herewith.

(m)	Not applicable.

(n)	Consent of auditors, filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r) (i)	Code of Ethics of the Registrant, incorporated by reference to the Initial Registration Statement.

(ii)	Joint Code of Ethics of the Adviser and Distributor, incorporated by reference to the Initial Registration Statement.

(s) (i)	Power of Attorney for the Registrant dated June 18, 2013, incorporated by reference to the Initial Registration Statement.

(ii)	Power of Attorney for Grosvenor Registered Multi-Strategy Master Fund, LLC dated June 18, 2013, incorporated by reference to the Initial Registration Statement.

Item 26. Marketing Arrangements

Contained in exhibit (h)(i).

Item 27. Other Expenses of Issuance and Distribution

SEC Filing Fees	$27,280
FINRA Fees	30,500
Legal Fees	25,000
Accounting Fees	7,500

Total	$90,280

Item 28. Persons Controlled by or Under Common Control

Grosvenor Registered Multi-Strategy Master Fund, LLC

Grosvenor Registered Multi-Strategy Fund (TI 1), LLC

Grosvenor Registered Multi-Strategy Fund (TI 2), LLC

Item 29. Number of Holders of Securities

Set forth below is the number of record holders as of June 30, 2013 of each class of securities of the Fund:

Title of Class	Number of Record Holders
Units of Beneficial Interest	None

Item 30. Indemnification

The Fund’s Limited Liability Company Agreement contains provisions limiting the liability of the Fund’s Manager and providing for indemnification of the Fund’s Managers, officers and employees (including their respective executors, heirs, assigns, successors, or other legal representatives) under certain circumstances. The Fund hereby undertakes that it will apply the indemnification provision of the Limited Liability Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

The Fund, in conjunction with the Adviser and the Fund’s Board of Directors, maintains insurance on behalf of any person who is an Independent Director, officer, employee, or agent of the Fund, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. The Fund will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Fund itself is not permitted to indemnify.

Item 31. Business and Other Connections of Investment Adviser

Grosvenor Capital Management L.P. (the “Adviser”), is an Illinois limited partnership that offers investment management services and is a registered investment adviser. The Adviser is investment adviser to the Grosvenor Registered Multi-Strategy Master Fund, LLC and the management services provider of the Registrant, Grosvenor Registered Multi-Strategy Fund (TI 1), LLC and Grosvenor Registered Multi-Strategy Fund (TI 2), LLC. The Adviser’s offices are located at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611. Information as to the officers and directors of the Adviser is included in its current Form ADV (IARD No: 108654) filed with the Securities and Exchange Commission. The Adviser is also registered with the Commodities Futures Trading Commission (“CFTC”) as a commodity pool operator and commodities trading advisor and is a member of the National Futures Association.

Item 32. Location of Accounts and Records

The Bank of New York Mellon and BNY Mellon Investment Servicing (US) Inc., maintains certain required accounting related and financial books and records of the Registrant at 103 Bellevue Parkway, Wilmington, Delaware 19809. The other required books and records are maintained by the Adviser at 900 North Michigan Avenue, Suite 1100, Chicago, Illinois 60611.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.	Not applicable.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes:

a.	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)

to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)

to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.

that, for purposes of determining liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c.	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d.

that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e.	that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act [17 CFR 230.497];

(2)

the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Not applicable.

6.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago in the State of Illinois this 15th day of August 2013.

GROSVENOR REGISTERED MULTI-STRATEGY FUND (W), LLC

By:	/s/ Scott J. Lederman
Scott J. Lederman Director, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

By:	Scott J. Lederman	Director, Chief Executive Officer and	August 15, 2013
	Scott J. Lederman	President

By:	Zachary D. Weber	Chief Financial Officer and Treasurer	August 15, 2013
Zachary D. Weber

By:	/s/ Alan Brott*	Director	August 15, 2013
Alan Brott

By:	/s/ Henry S. Bienen*	Director	August 15, 2013
Henry S. Bienen

By:	/s/ Brian P. Gallagher*	Director	August 15, 2013
Brian P. Gallagher

By:	/s/ Victor J. Raskin*	Director	August 15, 2013
Victor J. Raskin

By:	/s/ Thomas G. Yellin*	Director	August 15, 2013
Thomas G. Yellin

By:	Scott J. Lederman	*Attorney-in-Fact	August 15, 2013
Scott J. Lederman

*	As Attorney-in-Fact pursuant to Powers of Attorney filed on June 27, 2013.

SIGNATURES

Grosvenor Registered Multi-Strategy Master Fund, LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Chicago in the State of Illinois this 15th day of August 2013.

GROSVENOR REGISTERED MULTI-STRATEGY MASTER FUND, LLC

By:	/s/ Scott J. Lederman
Scott J. Lederman Director, Chief Executive Officer and President

This Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

By:	/s/ Scott J. Lederman	Director, Chief Executive Officer and	August 15, 2013
	Scott J. Lederman	President

By:	/s/ Zachary D. Weber	Chief Financial Officer and Treasurer	August 15, 2013
Zachary D. Weber

By:	/s/ Alan Brott*	Director	August 15, 2013
Alan Brott

By:	/s/ Henry S. Bienen*	Director	August 15, 2013
Henry S. Bienen

By:	/s/ Brian P. Gallagher*	Director	August 15, 2013
Brian P. Gallagher

By:	/s/ Victor J. Raskin*	Director	August 15, 2013
Victor J. Raskin

By:	/s/ Thomas G. Yellin*	Director	August 15, 2013
Thomas G. Yellin

By:	/s/ Scott J. Lederman	*Attorney-in-Fact	August 15, 2013
Scott J. Lederman

*	As Attorney-in-Fact pursuant to Powers of Attorney filed on June 27, 2013.

INDEX TO EXHIBITS

(k)(i)	Administrative Services Agreement between the Fund and BNY Mellon Investment Servicing (US) Inc.

(k)(iii)	Form of Escrow Agreement between the Fund and BNY Mellon Investment Servicing (US) Inc.

(l)	Opinion of K&L Gates LLP

(n)	Consent of auditors